UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01911

Schroder Capital Funds (Delaware)
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Schroder Capital Funds (Delaware) P.O. Box 55260 Boston, MA 02205
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2013

Date of reporting period:	October 31, 2013

Item 1.         Reports to Stockholders.

Schroder Mutual Funds

October 31, 2013	Annual Report

Domestic Equity
Schroder North American Equity Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund

Global & International Equity
Schroder Emerging Market Equity Fund
Schroder Emerging Markets Multi-Cap Equity Fund
Schroder International Alpha Fund
Schroder International Multi-Cap Value Fund
Schroder Global Multi-Cap Equity Fund

Schroder Mutual Funds

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	2

Schedules of Investments

North American Equity Fund	24

U.S. Opportunities Fund	32

U.S. Small and Mid Cap Opportunities Fund	35

Emerging Market Equity Fund	38

Emerging Markets Multi-Cap Equity Fund	41

International Alpha Fund	48

International Multi-Cap Value Fund	50

Global Multi-Cap Equity Fund	68

Statements of Assets and Liabilities	84

Statements of Operations	86

Statements of Changes in Net Assets	88

Financial Highlights	92

Notes to Financial Statements	96

Report of Independent Registered Public Accounting Firm	111

Information Regarding Review and Approval of Investment Advisory Contracts	112

Disclosure of Fund Expenses	116

Trustees and Officers	118

Notice to Shareholders	120

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds

December 5, 2013

Dear Shareholder:

The global economy continues to recover, but the balance of activity has shifted as we have seen an upgrade in European growth while the emerging markets continue to be downgraded. The transatlantic divide between the US and Europe that we witnessed in the past is being replaced by a broader gap between developed and emerging economies.

We expect US growth to accelerate over the remainder of this year and into 2014 driven by stronger activity in the manufacturing and service sectors. By contrast, the growth outlook in the emerging markets faces the challenge of a potential tapering of asset purchases by the US Federal Reserve, which has triggered capital outflows and currency weakness. Looking ahead, we see stability rather than a significant deterioration, with global recovery providing support against domestic issues.

As we move into 2014, we believe fiscal policy will still be in tightening mode in the advanced economies, but the headwind in the US and eurozone will have eased. In contrast, we see Japan heading in the opposite direction: after a small easing of policy this year, an increase in the consumption tax will likely result in significant fiscal tightening. Against this backdrop, inflation is expected to remain relatively subdued as global growth does not appear strong enough to put significant upward pressure on commodity prices or wages.

The major central banks in the developed world are expected to keep interest rates pinned to the floor. However, the Fed is considering the move towards tighter monetary policy and interest rates in line with historical standards. Despite surprising the market expectations by not tapering quantitative easing (QE) in September 2013, we would expect the Fed to take action in the near-term. In the eurozone, however, intervention by the European Central Bank (ECB) could provide more stimulus rather than less. For emerging central banks, particularly the BRICs (Brazil, Russia, India and China), the picture remains more mixed.

Despite the recent rise in market volatility from political and policy challenges and with the narrowing in the valuation gap between equities and other asset classes, we believe that equities remain well-supported in the medium-term given their exposure to the recovery in the cyclical environment. Having retreated since 2010, global growth in 2014 should accelerate with full year global GDP growth likely to be in the region of 2.9%. We expect this improvement to be driven by Western economies, with Europe and the US both growing faster than in 2013.

As we stated in the Funds’ Semi-Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

/s/ Mark A. Hemenetz
Mark A. Hemenetz, CFA
President

The views expressed in the following report were those of each respective Fund’s portfolio management team as of the date specified, and may not reflect the views of the portfolio managers on the date this Annual Report is published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore may no longer appear in the Schedules of Investments as of October 31, 2013.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2013)

Performance

In the twelve-months ended October 31, 2013, the Schroder North American Equity Fund (the “Fund”) rose 26.76% (Investor Shares) and 26.35% (Advisor Shares). For the same twelve-month period, the S&P 500 Index (the “Index”), a market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, rose by 27.18%.

Market Background

Global markets gained ground over the 12 months, although risk appetite was volatile. Throughout the period, confidence in the global economy generally improved as the economic recovery gained traction in the developed world and global manufacturing activity increased. The developed world recovery was led by the US where the economy gained further momentum driven by improvements in the housing market. The labor market also showed evidence of improvement and the US unemployment rate dropped from 7.9% in November 2012 to 7.3% for October 2013.

Global central banks continued to provide support for the global economy, but from the second quarter of 2013, the prospect of the Fed tapering its quantitative easing (QE) program dominated market sentiment. At times, this hurt risk appetite, especially in equities with exposure to emerging markets. In the later months of the reporting period, the potential for a Western military strike on Syria and the possibility of a US debt default weighed on markets. Both scenarios were avoided, prompting market rallies.

At sector level, the gains were led by consumer discretionary shares with automobiles, auto components and internet retail particularly strong, as the market anticipated more robust consumer spending. Other economically-sensitive areas of the markets, such as industrials, also fared well with airlines leading the gains within this sector. The health care sector was another strong performer, led by biotechnology. Financials also performed well. All sectors delivered positive returns for the period but utilities were the main laggards, with energy also underperforming.

Portfolio Review

We believe that the Fund and Index both delivered strong returns over the period, although the Fund underperformed versus the Index. The consumer discretionary sector was the main detractor as the Fund’s underweight positioning and weaker stock selection both weighed on relative returns. The media and internet retail industries were a drag on performance amid the Fund’s relative lack of exposure to CBS and Netflix. Stock selection was also weaker within the materials sector, particularly the metals & mining industry where the Fund’s overweight allocation was also detrimental. Gold producers Newmont Mining and IAMGOLD were among the main detractors. The energy sector was another detractor, again due to weaker stock selection. The technology sector also weighed on relative returns.

On the positive side, the utilities sector was the main source of outperformance, thanks largely to the Fund’s underweight allocation to the sector. The underweight position in the telecommunication services sector also proved beneficial, along with positive stock-picking. Among financials, stock selection was positive. Insurance and commercial banks drove relative returns. Stock selection added value in the industrials sector too, especially in the commercial services & supplies and machinery industries. The Fund benefited from positive stock picking in consumer staples, with the position in personal products group Nu Skin Enterprises adding value. The overweight allocation to health care was a positive, with the health care equipment & supplies industry driving the outperformance.

Outlook

The portfolio remains well diversified in a broad range of opportunities across the market and is structured to perform across a broad range of market environments. Multiple investment strategies are spread across a large number of small stock positions to capture broad themes and limit stock-specific risk while top down risks (such as those arising from region and sector positions) are carefully managed.

Within cyclical parts of the market, we prefer technology stocks, specifically IT services and hardware. Consumer discretionary continues to remain underweight within the portfolio (media, autos and leisure). We have been favoring machinery and transport names over freight and airlines within the industrial sector.

Within defensives, we are overweight health care favoring pharmaceuticals and service providers. We continue to hold an underweight allocation to utilities as they continue to look unattractive.

Within resources, we retain a preference for energy, in particular integrated oil and gas stocks but we do favor mining stocks that demonstrate very high levels of profitability over chemicals and steel companies.

In addition, the strategy remains focused on high quality companies within financials. Our overweight exposure is within insurance and “complex” banks rather than “simple” banks.

Comparison of Change in the Value of a $10,000 Investment in the Schroder North American Equity Fund
Investor and Advisor Shares vs. the Standard & Poor’s (S&P) 500 Index.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2013	Five Years Ended October 31, 2013 (a)	Ten Years Ended October 31, 2013 (a)
Schroder North American Equity Fund —
Investor Shares	26.76%	14.68%	7.73%
Advisor Shares	26.35%	14.29%	7.36	%(b)
S&P 500 Index	27.18%	15.17%	7.46%

(a)	Average annual total returns.
(b)

The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Apple	3.1%
ExxonMobil	2.6
Johnson & Johnson	1.8
Microsoft	1.8
Google Class A	1.7

Sector Allocation

Sector	% of Net Assets
Information Technology	18.3%
Financials	15.4
Healthcare	13.8
Consumer Discretionary	11.9
Industrials	10.7
Consumer Staples	10.0
Energy	9.8
Materials	3.3
Telecommunication Services	2.3
Utilities	1.2
Other Assets and Liabilities	3.3

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2013)

Performance

In the twelve-months ended October 31, 2013, the Schroder U.S. Opportunities Fund (the “Fund”) rose 33.03% (Investor Shares) and 32.58% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), an unmanaged index that tracks the performance of the 2,000 smallest companies in the Russell 3000 Index, with characteristics similar to the Fund’s portfolio, which rose 36.28%.

Market Background

As the Fund’s fiscal year began, we were within days of the US Presidential election. Once the outcome was known, the equity markets fell for eight consecutive days. Stocks then began a steady rise, until just before year-end, when political events intruded. The threat of abrogating the debt ceiling at the end of December caused a brief pullback until the politicians came to an agreement. The market resumed its’ march after that, stopping occasionally for pauses over concerns about quantitative easing (QE) tapering and debt ceiling fights in Washington. Despite that, in our view it has been a very good year for equities, with the Index rising by 36.28%.

Broad economic data continues to paint a picture of a slowly improving US economy. New job creation continues at a measured pace, although many of the new jobs are in the lower paying leisure industries. The unemployment rate has declined from 7.9% last October 2012 to 7.3% in October 2013. The closely watched purchasing manager’s index has been above 50 (a key demarcation) for 10 of the past 12 months and the new orders index has hit some medium turn highs.

The equity market surge has led to some very stretched valuations in our estimation, particularly in the small cap space. Looking at Price-Earnings (P/E) ratios on trailing and predicted earnings, we see small caps testing some long-term highs. The story is particularly true when comparing small cap with large cap valuations — our space is getting more difficult for a valuation sensitive investment approach such as ours. According to Bank of New York Mellon, the Russell 2000 had a P/E ratio of 21.2x at the end of October while the large cap Russell 1000 P/E was 18.1x.

Portfolio Review

The Fund’s underperformance during the period was primarily driven by cash exposure and adverse weighting variants in the technology and materials sectors. We had positive stock selection overall, led by producer durables, financials services and consumer discretionary.

Sector allocation was the main driver of the Fund’s underperformance, with the primary detractor being cash and an underweight in technology. Technology outperformed the broad index. Lagging performance in the computer services and software industry was the primary reason for our sector lag during the year. What we didn’t hold was often the problem. Excessive valuations (in our analysis) caused us to avoid some of the internet related names that have soared this year.

Additionally, we were overweight in materials & processing, which was the second weakest sector over the year, and we had lagging stock selection in the group.

On the cash issue, we averaged 7.9% allocation to cash during the year, which detracted in a surging equity environment.

Overall, we had positive stock selection with our strongest relative returns coming in producer durables, financials services and consumer discretionary.

During the reporting period, market performance has been influenced by domestic political squabbles and the actions of the Fed. The Fed clearly spooked the markets when Chairman Bernanke gave a speech suggesting that at some point there would be a gradual ending to the QE program. Observers have noted that the market has become ‘hooked’ on the liquidity being provided by the central bank.

Our strongest stock contributors were highlighted by a producer durables company, Towers Watson. The company is a global consultant to corporations on actuarial and pension related investment issues. They have purchased a company which operates a private insurance exchange. A number of corporations (such as IBM) are signing up for this exchange which is a viable option as the new health care law begins its implementation phase. Another company worth mentioning is Harman International Industries, which is in the consumer discretionary space. They manufacture sound systems with their largest revenue segment being infotainment systems they design and manufacture for a large number of automobile manufacturers globally. This business is growing strongly and is further boosted by a mix shift to higher margin systems. Our financial services holdings were highlighted by strong returns from HFF. The company is a provider of capital markets services to the commercial real estate industry. Their focus is on debt origination and investment sales.

Several detractors are worthy of comment. Pretium Resources was our largest detracting stock. They are a high quality gold mining stock with reserves in Canada. Gold stocks are obviously influenced by gold prices, which dropped by almost $400 an ounce over the period. The company has also faced questions about the magnitude of their reserves; they have hired a second consulting firm to conduct the appropriate tests. Another resource stock, oil and gas exploration company Petro Quest was also a detractor. We sold the position early in the fiscal year over concerns about lower management guidance on production. Finally, Mid-American Apartment Communities lagged as growth came in below expectations. The rate of new household formation is slower than we expected; we continue to hold the stock on the expectation that it will benefit apartments when household formation picks up.

Outlook

Much like last year, we continue to believe that the US economy is in a slow growth phase. The market frets over the timing of the Fed’s much discussed tapering program, which will signal a lessening of its liquidity infusion into the system. Interest rates are expected to rise with many observers predicting a gloomy effect on equities. We are not as dour in our outlook, noting that rising interest rates hurt equities (and small cap in particular) typically when they are sharp, unanticipated or the result of building inflationary pressures. When the rate rises occur we believe they will be following a lengthy period of anticipation and will likely be the result of a strengthening US economy. We believe this is a positive for equities. In addition, we do not agree with the inflation argument. Historically, US inflation has been driven by commodity inflation and/or wage inflation. Neither seems likely in the current climate. We are finding investment opportunities in areas related to housing, auto manufacturing, and beneficiaries of the burgeoning energy discoveries in the US.

Comparison of Change in the Value of a $10,000 Investment in the Schroder U.S. Opportunities Fund
Investor and Advisor Shares vs. the Russell 2000 Index.

The Russell 2000 Index is a market capitalization weighted broad-based index of 2,000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2013	Five Years Ended October 31, 2013(a)	Ten Years Ended October 31, 2013(a)
Schroder U.S. Opportunities Fund (b) —
Investor Shares	33.03%	16.11%	11.08%
Advisor Shares	32.58%	15.81%	10.80	%(c)
Russell 2000 Index	36.28%	17.04%	9.03%

(a)    Average annual total returns.

(b)    Effective May 1, 2006, the management fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c)     The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
NorthWestern	1.7%
HealthSouth	1.3
EnerSys	1.3
Berry Plastics Group	1.3
Brown & Brown	1.3

Sector Allocation

Sector	% of Net Assets
Producer Durables	18.4%
Consumer Discretionary	17.1
Financial Services	16.3
Healthcare	11.8
Technology	9.5
Materials & Processing	9.4
Utilities	4.1
Other Energy	3.4
Consumer Staples	2.8
Investment Company	0.6
Other Assets and Liabilities	6.6

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2013)

Performance

In the twelve-months ended October 31, 2013, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) rose 32.80% (Investor Shares) and 32.52% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), an unmanaged index that tracks the performance of the 2,500 smallest companies in the Russell 3000 Index, with characteristics similar to the Fund’s portfolio, which rose 35.41%.

Market Background

As the Fund’s fiscal year began, we were within days of the US Presidential election. Once the outcome was known, the equity markets fell for eight consecutive days. Stocks then began a steady rise, until nearing year-end when political events intruded. The threat of abrogating the debt ceiling at the end of December caused a brief pullback until the politicians came to an agreement. The market resumed its march after that, stopping occasionally for pauses over concerns about quantitative easing (QE) tapering and debt ceiling fights in Washington. Despite that, in our view it has been a very good year for equities, with the Index rising by 35.41%.

Broad economic data continues to paint a picture of a slowly improving US economy. New job creation continues at a measured pace, although many of the new jobs are in the lower paying leisure industries. The unemployment rate has declined from 7.9% last October to 7.3% in October 2013. The closely watched purchasing manager’s index has been above 50 (a key demarcation) for 10 of the past 12 months, and the new orders index has hit some medium turn highs.

The equity market surge has led to some very stretched valuations in our estimation, particularly in the small cap space. Looking at Price-Earnings ratios (P/E) on trailing and predicted earnings we see small caps testing some long-term highs. The story is particularly true when comparing small cap with large cap valuations — our space is getting more difficult for a valuation sensitive investment approach such as ours. According to Bank of New York Mellon, the Index had a P/E of 21.1x at the end of October 2013 while the large cap Russell 1000 P/E was 18.1x.

Portfolio Review

Sector allocation was the main driver of the Fund’s underperformance, with the primary detractor being cash, which had an average weight of 6.02% for the year. With the strong equity returns, this detracted 205 basis points from relative return. Secondarily, an underweight in consumer staples and an overweight in Materials & Processing also detracted from Fund performance. Consumer Staples was the strongest performing sector for the twelve months, returning 50.95%. Materials & processing was the second weakest sector, returning ‘only’ 25.51%. Utilities was the weakest, with a 20.60% return.

During the reporting period, market performance has been influenced by domestic political squabbles and the actions of the Fed. The Fed clearly spooked the markets when Chairman Bernanke gave a speech suggesting that at some point there would be a gradual ending to the QE program. Observers have noted that the market has become ‘hooked’ on the liquidity being provided by the central bank. Our strongest stock contributors were led by Towers Watson. The company is a global consultant to corporations on actuarial and pension related investment issues. They have purchased a company that operates a private insurance exchange. A number of corporations (such as IBM) are signing up for this exchange, which is a viable option as the new health care law begins its implementation phase. Universal Health Services was our second strongest contributor. The operator of hospitals and behavioral health centers has consistently reported positive earnings surprises as the launch of the new health care law will enlarge their paying patient population. Another company worth mentioning is Harman International Industries. They manufacture sound systems with their largest revenue segment being infotainment systems they design and manufacture for a large number of automobile manufacturers globally.

Several detractors are worthy of comment. Our largest detractor was Yamana Gold, a Canadian-based gold producer. Gold stocks appear to be influenced by prices for this commodity, which dropped by almost $400 an ounce over the period. In addition, the company has seen a growth in expenses as they continue to develop several mines. This combination has resulted in lower earnings and some negative earnings surprises.

Another detractor was Elizabeth Arden, the beauty products company. The stock fell sharply on an earnings disappointment. We added to the position after the pullback based on our assessment of the company’s longer term earnings power.

Outlook

Much like last year, we continue to believe that the US economy is in a slow growth phase. The market frets over the timing of the Fed’s much discussed tapering program, which will signal a lessening of its liquidity infusion into the system. Interest rates are expected to rise, with many observers predicting a gloomy effect on equities. We are not as dour in our outlook, noting that rising interest rates generally hurt equities (and small cap in particular) typically when they are sharp, unanticipated or the result of building inflationary pressures. When the rate rises occur, we believe they will be following a lengthy period of anticipation and will likely be the result of a strengthening US economy. We believe this is a positive for equities. In addition, we do not agree with the inflation argument. Historically US inflation has been driven by commodity inflation and/or wage inflation. Neither seems likely in the current climate. We are finding investment opportunities in areas related to housing, auto manufacturing, and beneficiaries of the burgeoning energy discoveries in the US.

Comparison of Change in the Value of a $10,000 Investment in the Schroder U.S. Small and Mid Cap Opportunities
Fund — Investor and Advisor Shares vs. the Russell 2500 Index.

The Russell 2500 Index is a market capitalization weighted broad based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 70% of the total market capitalization of the Russell 3000 Index.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2013	Five Years Ended October 31, 2013 (a)	Annualized Since Inception (b)
Schroder U.S. Small and Mid Cap Opportunities Fund —
Investor Shares	32.80%	16.40%	8.20%
Advisor Shares	32.52%	16.11%	7.93%
Russell 2500 Index	35.41%	19.04%	7.27%

(a)         Average annual total returns

(b)         From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Fossil Group	1.7%
Snap-on	1.6
Universal Health Services Class B	1.5
Sealed Air	1.5
PartnerRe	1.5

Sector Allocation

Sector	% of Net Assets
Consumer Discretionary	21.9%
Financial Services	16.0
Technology	12.2
Healthcare	11.9
Producer Durables	11.1
Materials & Processing	8.6
Utilities	4.3
Other Energy	3.2
Consumer Staples	1.8
Auto & Transportation	1.4
Investment Company	0.4
Other Assets and Liabilities	7.2

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2013)

Performance

For the twelve-months ended October 31, 2013, the Schroder Emerging Market Equity Fund (the “Fund”) gained 7.49% (Investor Shares) and 7.33% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the “Index”), a broad-based basket of emerging market stocks covering over 800 securities across 21 markets, which rose 6.53% during the same period.

Market Background

Global equities rallied strongly over the period in the supportive liquidity environment created by the world’s major central banks, which pushed some stockmarkets to record highs during the period. In the US, Barack Obama was re-elected as president and the ‘fiscal cliff’ was averted at the beginning of the year. However, as the economic recovery gained traction in the developed world, a firmer tone to US macroeconomic data led to uncertainty surrounding the longevity of US stimulus policy. This prompted a widespread selloff in global equity markets, especially in emerging markets, which have been key beneficiaries of abundant global liquidity. In the latter months of the period, the possibility of a US debt default also weighed on markets. Markets have since recovered somewhat as neither of the above fears materialized: the Fed has postponed scaling back its quantitative easing (QE) program and US debt default was avoided. Elsewhere, European equities performed well, aided by the eurozone’s exit from recession in the second quarter. In general however, economic and earnings growth has been disappointing from emerging markets, and the Index lagged its developed world peers over the period.

Emerging Asia was the strongest region, led by gains in the Philippines. Returns were aided by resilient economic growth as well as by moves by all three major rating agencies to lift its sovereign debt rating to investment grade status throughout the period. As open economies, Korea and Taiwan both benefited from their perceived statuses as beneficiaries of global growth. Korean domestic growth was also supportive during the period: the economy grew at its fastest pace in two years at 1.1% quarter on quarter in the third quarter. China outperformed the Index, supported by a stable currency and a robust current account. Signs of a stabilization in economic growth, particularly after the authorities implemented a set of stimulus measures in July which helped boost third quarter GDP growth to 7.8% year on year, were also supportive. India and Indonesia were the only markets to underperform the Index. Both markets were negatively affected by concerns about reduced global liquidity in light of their large current account deficits. This prompted considerable currency weakness against the US dollar over the period. Furthermore, high inflation (largely as a result of currency depreciation), tighter monetary policy and slowing domestic growth in both economies hurt sentiment.

Emerging EMEA (Europe, Middle East and Africa) performed broadly in line with the Index, driven by Polish and Russian returns. In Poland, stock market performance was aided by improved domestic economic activity (which has largely been due to a prolonged monetary easing cycle) and, given its open economy, by better data out of the eurozone. Russian returns were supported by very cheap equity valuations and robust performance from the energy sector during the period. The remaining markets underperformed. South Africa and Turkey both suffered amid tapering concerns, owing to their substantial current account deficits, and significant currency depreciation against the US dollar. In addition, tightening monetary policy and geopolitical tension in neighboring Syria caused further damage to Turkish sentiment. Egypt was the largest underperformer in the region amid a deterioration in the political environment. Widespread demonstrations led to the military’s deposition of President Morsi in early July. Although an interim government has been sworn in, political uncertainty remains amid ongoing protests and ahead of elections, which are expected to take place next year.

All of the Latin American emerging markets underperformed the Index. In Mexico, growth was disappointing for much of the period while in Brazil, concerns about a potential tapering in US QE weighed on the market, particularly as, for the first time in many years, foreign direct investment was not sufficient to balance the current account. Following significant currency depreciation and high inflation, the central bank also tightened monetary policy by 225 basis points to 9.5% over the period. In Colombia, index heavyweight Ecopetrol weighed on market returns amid softer energy prices and some disappointing earnings results. In Chile, the materials sector was the main drag on returns owing to declining material prices as well poor performance from SQM, which sold off heavily in July following the breakup of a key potash cartel. Peru lagged its peers by a large margin, negatively affected by falling metal prices due to the heavy weighting of material companies in the index. Buenaventura was the main drag on performance amid poor production, disappointing earnings results and strike action.

Portfolio Review

The Fund outperformed its Index over the period. Both country allocation and stock selection were positive. In terms of our country decisions, overweights to China (later in the period), South Korea and Thailand, all of which outperformed as well as the underweights to Chile, Indonesia and India (held for part of the period), all which underperformed, added value. This was offset by our underweight to Taiwan, which outperformed. Stock selection was positive in China (overweight Tencent Holdings, AIA and Baidu), Russia (overweight Magnit, Mobile Telesystems and Yandex and underweight Uralkali) and India (overweight Lupin and Tata Motors). This was slightly offset by negative stock selection in Brazil (negative ADR versus local premium/discount timing effects) and Taiwan (overweight Hon Hai Precision Drilling, Asustek Computers and Radiant Opto-Electronic).

Outlook

Global equity markets were buoyed recently by supportive data releases together with the Fed’s decision to maintain its QE program. Concerns around the potential ramifications of stimulus tapering continued to weigh on global emerging markets (GEMs) which underperformed the developed world.

The world economy looks to be on track for a modest recovery in 2014 supported by monetary stimulus and fading fiscal headwinds. However, a hiatus has seemingly developed between an improving growth outlook on the one hand and concerns about an acceleration in stimulus withdrawal on the other. 10-year US Treasury yields have increased to nearly 2.9% following ongoing signs of a recovery in growth. A normalization in policy looks to be underway in the US with banks returning to health and the private sector de-leveraging. That said, given the anemic nature of the recovery, together with benign inflation and the prospect of a new Federal Reserve chairman, Schroders’ economics team do not anticipate tapering to commence in the US until March 2014. They do not expect an increase in interest rates until late 2015. The outlook for the eurozone is more challenging; there is little sign of deleveraging and the forthcoming Asset Quality Review in the banking system will likely be a macro headwind. With this in mind the long-term refinancing operation is anticipated to continue for the foreseeable future. The economics team’s 2014 GDP forecasts for global, US and eurozone growth remain unchanged at 2.9%, 2.7% and 1.0% respectively.

Our outlook for GEMs remains little changed; the structural case is intact and attractive valuations are supportive of a market rebound. GEMs performance has been volatile recently following tapering-related announcements by the Fed and their impact in particular on countries that rely on foreign capital to finance current account deficits. The vulnerability of GEMs to stimulus withdrawal continues to look selective, with the majority of GEMs characterized by robust fundamentals and current account surpluses. Recent foreign exchange weakness has led to an improvement in the competitive position of several emerging economies, which should be well placed to benefit from a recovery in growth in the developed world. We believe the more vulnerable markets are South Africa, Indonesia, Brazil, Turkey and India and, in aggregate, we have an underweight position versus the Index in these markets. The Fund remains with a broadly neutral stance and a portfolio beta of around one.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Emerging Market Equity Fund
Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2013	Five Years Ended October 31, 2013 (a)	Annualized Since Inception (b)
Schroder Emerging Market Equity Fund —
Investor Shares	7.49%	15.39%	6.82%
Advisor Shares	7.33%	15.19%	6.62%
MSCI Emerging Markets Index	6.53%	15.39%	6.17%

(a)              Average annual total return.

(b)              From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Samsung Electronics	6.0%
Taiwan Semiconductor Manufacturing	3.5
Hyundai Motor	3.0
Tencent Holdings	3.0
China Construction Bank Class H	2.6

Geographic Allocation

% of Net Assets
Asia/Far East	67.5%
Europe	14.8
Latin America	14.1
Africa	2.5
Middle East	0.2
Other Assets and Liabilities	0.9

Schroder Emerging Markets Multi-Cap Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2013)

Performance

Schroder Emerging Markets Multi-Cap Equity Fund (the “Fund”) commenced activities on June 25, 2013. During the period from inception through to October 31, 2013, the Investor Shares of the Fund rose 14.28% and Advisor Shares gained 14.11% compared to the Morgan Stanley Capital International Emerging Markets Index (the “Index”), a broad-based basket of emerging market stocks covering over 800 securities across 21 markets, which rose 17.79% during the same period.

Market Background

Global equity markets gained ground over the period, although risk appetite was volatile. Confidence in the global economy generally improved as the economic recovery gained traction in the developed world. The developed world recovery was led by the US where the economy gained further momentum driven by improvements in the housing market. Japan saw gains on the back of radical monetary policy under the new government led by Shinzo Abe. The economic and political situation in Europe stabilized, with the eurozone registering positive GDP growth for the second and third quarters of 2013.

Emerging markets posted gains over the period, albeit amid volatility. The emerging EMEA (Europe, Middle East and Africa) region outperformed its emerging market peers, helped by the improving economic picture in the eurozone, while emerging Latin America underperformed other regions. In late May, US Fed chairman Ben Bernanke commented that the improvements seen in the US labor market could see the Fed begin to taper its quantitative easing (QE) program. Global bond yields rose following the comments, with emerging market debt suffering some of the largest losses. The prospect of reduced global liquidity also focused investors’ attention on those markets most reliant on external financing, such as India and Indonesia, which have large current account deficits. Sentiment was further weakened by a brief credit crunch in China during June. Chinese interbank lending rates spiked sharply and the lack of immediate intervention by the People’s Bank of China was taken as a signal that the central bank is keen to rein in excessive lending.

News flow improved towards the end of the period. In particular, the Fed’s decision not to taper its QE program in September, as had been widely expected, was a positive catalyst for emerging market equities. There was also an improvement in macroeconomic news from China with GDP growth of 7.8% in the third quarter, up from 7.5% in the second quarter. Firmer commodity prices towards the end of the period gave some support to resources-led markets such as Brazil and Russia. In India, measures taken by new central bank governor Raghuram Rajan helped to allay some market concerns regarding the economy.

By sector, cyclical areas of the market delivered stronger returns than defensives, as the global economic picture appeared more encouraging. The information technology and consumer discretionary sectors led the way, while consumer staples lagged but still posted a positive return.

Portfolio Review

The Fund underperformed the Index during the period as stock selection had a negative impact. Regionally, emerging Asia was the biggest detractor from returns. This was largely due to South Korea, which weighed on performance as both stock selection and the Fund’s underweight position in the market had a negative effect. Indonesia also detracted as the Fund’s overweight allocation proved detrimental. The Philippines was another drag on relative performance. By contrast, the Fund’s underweight allocation to India added value and stock-picking in India was also positive. In emerging Latin America, Brazil was the biggest drag on relative returns amid weak stock selection. Mexico made a positive contribution thanks to the Fund’s underweight position in the market. In emerging EMEA, South Africa was the main detractor from relative performance, owing to negative stock selection. Kazakhstan also weighed on relative performance, while the Czech Republic and Turkey added value.

At sector level, consumer discretionary was the main detractor as the positive effect of the Fund’s overweight position was countered by weaker stock-picking. Media and automobiles stocks were the main drags on performance. Technology was another detractor as the Fund’s relative underweight exposure to Samsung Electronics proved detrimental. The Fund’s underweight position in the consumer staples sector was beneficial, but was offset by a negative impact from food products and personal products stocks.

On the positive side, financials made a positive contribution to performance, thanks mainly to strong stock selection but also to the fund’s underweight position. Commercial banks stocks and diversified financial services names added value.

Outlook

South Africa remains the largest country overweight in the Fund’s strategy. We believe that South Africa’s sensitivity to the fortunes of commodity stocks bodes well for an improvement in sentiment, but it also offers a range of well-diversified opportunities, ranging from affordable staples (food &drink), higher quality financials (banks & insurers) and cheap retailers.

Taiwan is also a favored market, particularly mid and small cap technology companies which are more sensitive to a recovery in global growth. Elsewhere in Asia, we are modestly underweight South Korea only in part due to our lower-than-index exposure to Samsung Electronics in favor of Indonesia and Thailand (energy). We have a close-to-index weight in China (where we prefer consumer discretionary over financials).

From a regional perspective, our largest overweights are in EMEA. Outside of South Africa, we favor Poland (miners) and the Czech Republic as well as Turkey (telecoms and industrials). We are broadly neutral in Russia after selectively topping up our exposure to attractively valued energy stocks.

We remain concerned about the structural headwinds to growth facing markets like India and Brazil. We also continue to focus on the currency risk associated with investing in those markets which are sensitive to the confidence of external creditors (e.g. Indonesia, South Africa and Turkey). That said, we do not believe that the emerging markets are facing an imminent, full-blown financial crisis (similar to that experienced in Asia in 1997 or Russia in 1998). One reason for this is that most countries now have deeper currency reserves and are more prepared to let the adjustment process flow through currency weakness. On a more positive note, the fact that emerging markets have managed to stabilize recently against the backdrop of a more positive environment for global growth is encouraging for the asset class.

Comparison of Change in the Value of a $10,000 Investment in
the Schroder Emerging Markets Multi-Cap Equity Fund — Investor and Advisor Shares
vs. the Morgan Stanley Capital International (MSCI) Emerging Markets Index

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

Cumulative Since Inception (a)
Schroder Emerging Markets Multi-Cap Equity Fund —
Investor Shares	14.28%
Advisor Shares	14.11%
MSCI Emerging Markets Index	17.79%

(a) From commencement of fund operations on June 25, 2013.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost

Top 5 Holdings

Security	% of Net Assets
Samsung Electronics GDR	1.1%
Samsung Electronics	1.1
Taiwan Semiconductor Manufacturing ADR	1.0
Taiwan Semiconductor Manufacturing	1.0
KT&G	0.9

Geographic Allocation

% of Net Assets
Asia/Far East	58.4%
Europe	13.7
Latin America	11 .8
Africa	11.0
Middle East	2.2
Other Assets and Liabilities	2.9

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2013)

Performance

In the twelve-months ended October 31, 2013, the Schroder International Alpha Fund (the “Fund”) gained 23.27% (Investor Shares) and 22.91% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 26.88%.

Market Background

Global markets gained ground over the 12 months, although risk appetite was volatile and transitory. Throughout the reporting period, confidence in the global economy generally improved as the economic recovery gained traction in the developed world and global manufacturing activity increased.

The developed world recovery was led by the US where the economy gained further momentum driven by improvements in the housing sector. Japan was the strongest region on the back of radical monetary policy under the new government led by Shinzo Abe. Economic conditions in the eurozone remained tough and the sovereign debt crisis rose to the surface on occasions. However, the political and economic environment in the region significantly stabilized prompting investors to take advantage of attractive valuations and making Europe one of the best performing regions.

Global central banks continued to provide support for the global economy, but from the second quarter of 2013, the prospect of the Fed tapering its quantitative easing program (QE) dominated market sentiment. At times, this hurt risk appetite, especially in equities with exposure to emerging markets. In the latter months, the potential for a Western military strike on Syria and the possibility of a US debt default weighed on markets. Both outcomes were avoided, prompting market rallies.

Portfolio Review

Underperformance was focused in the first six months when low interest rates and bond yields drove equity markets to focus on income stocks. This was especially the case from mid-February through April as a sharp rotation away from cyclical risk – despite markets continuing to rise – adversely affected many of the Fund’s holdings. The Fund rebounded in the latter half of the reporting period as the gradual normalization of the global economy continued to unfold, outperforming the Index but not by enough to offset weakness in the initial six months.

Performance in materials was the principal lag on performance, and indeed gold mining stock Newcrest Mining was the weakest holding in the Fund. In addition to a slide in the price of gold, Newcrest Mining suffered from a number of production setbacks caused by weather disruption, ore grade degradation that has affected increased production costs across the industry and equipment issues. Despite the good assets that Newcrest Mining still possesses, the problems of the last year have now put Newcrest Mining’s balance sheet under pressure and the company is at risk of a ratings downgrade by S&P in the absence of a capital raising. Consequently, we have decided to exit the position and reallocate capital to higher conviction ideas.

Staying in Pacific ex Japan, which was our weakest performing region, Jardine Strategic Holding’s shares underperformed from May on the back of a deteriorating short-term outlook for the Indonesian economy to which it has exposure. While the current decline in the Indonesian rupiah and the authorities’ efforts to slow the economy will have an impact on Jardine Strategic Holding’s earnings in the short term, we believe that the shares have overreacted and it remains a core holding for the Fund.

Among our top contributors, Indian telecom Idea Cellular was a stellar performer and drove performance in emerging markets, our strongest region. The company has continually demonstrated excellent growth, strong margins and healthy data revenues in what is a structurally attractive market.

Car manufacturer Daimler was a strong positive contributor. A major new product cycle, a platform strategy that allows for more component sharing between models to reduce cost, and an improvement in truck division orders are all driving a period of improved growth and profitability.

We are currently finding compelling opportunities in health care, a sector in which we are seeing real innovation. The sector was the top contributor during the 12 months, led by Shire, which demonstrated strong sales of its attention deficit disorder treatments and raised the company’s forward guidance for the year.

Outlook

Overall, we expect the global economy to improve as we go through 2013 and into 2014, led by developed markets. The recent upside surprises in growth and economic data-points have focused on the US and Japan, although Europe is also showing improvement, especially in the periphery. Global manufacturing data has been especially encouraging and should help the global economic recovery maintain momentum.

We expect the next 12 months to be a new phase in which the market continues to anticipate the beginning of interest rate rises as a result of the US yield curve continuing to normalize. We are working on ensuring the portfolio is populated with companies that can cope with normalizing interest rates on a medium-term view.

It has been a difficult 12 months for emerging markets, but sentiment regarding the region is now stabilizing. This is in part driven by improved economic conditions (for example, robust macro data from China), but also on hopes that the Fed will delay tapering. On a medium-term view, emerging market companies look attractively valued, with slowing growth and cyclical and macro risk increasingly priced in. Timing, though, remains critical and we retain a cautious approach to increasing our exposure to emerging market shares in the near term.

Important risks appear to remain in the global economy. We are closely monitoring developments in Syria and the Middle East – which remains an unstable region – and how it affects the price of oil. Other potential sources of volatility include political or economic setbacks in Europe and US budget negotiations in February.

While there are significant risks in the global economy, there appear to be increasing signs that investors are becoming more resilient to macro risks and are focusing more on company fundamentals. We view this as positive, although there is still some way to go.

Although we are positive on the outlook for the global economy, we retain a balanced portfolio given the still-significant risks to the outlook. We are avoiding deeply defensive names which we feel are over valued and do not offer enough growth. We do, however, find compelling opportunities in health care where genuine innovation is driving growth. We also see attractive opportunities in some of the earlier stage cyclical companies where costs are being managed and quality is high.

Despite an improvement in Japan’s economy, we remain cautious given its long-term fiscal and demographic headwinds, and wary that the consumption tax rise in April will lead to a growth slowdown next year. We remain underweight in the region, although we have a number of high conviction holdings where the weaker currency has improved their competitive positioning. We are increasingly confident in European companies, but our approach to the eurozone continues to focus predominantly on global companies in core Europe.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Alpha Fund
Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) EAFE Index.

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2013	Five Years Ended October 31, 2013 (a)	Ten Years Ended October 31, 2013 (a)
Schroder International Alpha Fund (b) —
Investor Shares	23.27%	14.02%	8.22%
Advisor Shares	22.91%	13.73%	7.95	%(c)
MSCI EAFE Index	26.88%	11.99%	7.71%

(a) Average annual total return.

(b) Effective April 1, 2006, the management fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the period prior to April 1, 2006, the returns would have been lower. Effective March 21, 2012, the management fees of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during periods prior to March 21, 2012, the returns of the Fund would have been higher.

(c) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Roche Holding	2.8%
Sumitomo Mitsui Financial Group	2.6
Shire	2.4
Sanofi	2.2
Nestle	2.2

Geographic Allocation

% of Net Assets
Continental Europe	40.7%
United Kingdom	20.3
Japan	17.6
Pacific ex-Japan	7.7
North America	4.3
Emerging Markets	3.8
Middle East	1.6
Other Assets and Liabilities	4.0

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2013)

Performance

In the twelve-months ended October 31, 2013, the Schroder International Multi-Cap Value Fund (the “Fund”) gained 23.84% (Investor Shares) and 23.58% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (“Index”), a broad- based basket of developed market international stocks, which rose 26.88%.

Market Background

Global markets gained ground over the 12 months, although risk appetite was volatile. Throughout the period, confidence in the global economy generally improved as the economic recovery gained traction in the developed world and global manufacturing activity increased. The developed world recovery was led by the US where the economy gained further momentum driven by improvements in the housing sector.

Japan was the strongest region on the back of radical monetary policy under the new government led by Shinzo Abe. The Bank of Japan doubled its inflation target to 2% and the weaker yen boosted Japanese exporters. Economic conditions in the eurozone remained tough and the sovereign debt crisis rose to the surface on occasions. However, later in the period the political and economic environment in the region significantly stabilized, with the eurozone returning to positive GDP growth in the second quarter of 2013. This prompted investors to take advantage of attractive valuations, making Europe one of the best performing regions. The UK economy showed improvement over the period, with a GDP growth rate of 0.8% in the third quarter of 2013. Asia ex Japan saw muted performance due to some concerns over growth and rising interbank lending rates in China, although economic data released late in the period proved reassuring.

Global central banks continued to provide support for the global economy, but from the second quarter of 2013, the prospect of the Fed tapering its quantitative easing (QE) program dominated market sentiment. At times, this hurt risk appetite, especially in equities with exposure to emerging markets. In the later months, the potential for a Western military strike on Syria and the possibility of a US debt default weighed on markets. Both outcomes were avoided, prompting market rallies. Emerging markets underperformed their developed market peers over the period, hit by reduced demand for commodities and by investors withdrawing funds from emerging markets in anticipation of tighter monetary policy in the US.

Consumer discretionary stocks led the market rally over the year as the better macroeconomic backdrop led to expectations of more robust consumer spending. The telecommunication services sector was also strong, boosted by a surge of merger & acquisition activity. Financials and industrials stocks also outperformed. Resources stocks were the weakest performers of the year, although both the energy and materials sectors delivered positive returns.

Portfolio Review

The Fund underperformed the Index over the 12-month reporting period. By region, Japan weighed on relative returns as weakness in the currency led to strong returns for lower quality, cyclical stocks, which we typically avoid. Emerging markets exposure was also a drag on Fund performance as these regions lagged developed peers in the period. Continental Europe was the top contributor, thanks to strong stock selection, while positive stock selection in the UK also aided returns.

At sector level, telecommunication services was the main detractor from relative returns. The Fund’s overweight allocation to the sector proved beneficial but was more than offset by weaker stock selection as the Fund missed out on some merger & acquisition activity in the sector. The Fund’s relative lack of exposure to Japan’s SoftBank and UK’s Vodafone detracted from performance. The materials sector was a detractor, again amid weaker stock selection as metals & mining shares fared poorly due to softer demand. On the positive side, utilities was the main contributor to relative performance, aided by strong stock-picking in gas and multi-utilities. Spain’s Gas Natural and Germany’s E.On were notable contributors to returns. The industrials sector aided relative performance with stock selection adding value. The financials sector was another contributor, thanks to strong stock-picking in insurance and capital markets shares. In the consumer discretionary sector, positive stock-picking in auto components was offset by the Fund’s underweight allocation to automobiles.

Continental Europe was the top contributor to relative returns, thanks to strong stock selection as well as our overweight allocation to the region. Stock selection was particularly positive in France. The Fund’s emerging markets exposure was also positive, with emerging Asia and emerging Latin America contributing to returns, although emerging EMEA (Europe, Middle East and Africa) proved a drag on relative performance. Again, Japan was the main detractor from returns. The Fund’s overweight allocation was positive but was offset by weaker stock selection. At sector level, financials was the leading contributor owing to strong stock selection, with the commercial banks and insurance industries adding value. Industrials and consumer discretionary also contributed to relative performance. The telecommunication services sector was the main detractor, due to weaker stock selection.

Outlook

Within defensive sectors, we retain our preference for health care, both pharmaceuticals and providers. Despite weaker performance more recently, consumer staples remain expensive and we remain underweight these stocks. We remain overweight telecoms, again mainly through Europe and emerging markets, although we have trimmed some European stocks recently after some stronger returns. We continue to be wary of utilities but have started to identify some opportunities in European and emerging market names.

The Fund remains overweight resources, both energy and materials, and again especially amongst the more attractively priced European and emerging market names. Within energy, our view is that large integrated oil and gas stocks offer attractive dividend yields. The Fund’s weighting to technology is increasing as we continue to build positions in a number of hardware and communications equipment stocks that we consider to be overlooked but attractively valued. Within consumer discretionary, we prefer emerging market autos rather than the larger Japanese car companies; these stocks have been a popular yen weakness trade which, we think may now have run its course. Within industrials, we favor defence and construction stocks.

Within financials, we believe “simple banks” that focus on traditional lending activities still offer little value as investors have been paying significant premiums for the perceived safety of simpler business models. Hong Kong real estate represents an interesting buying opportunity with a number of stocks trading at a significant discount to book value whilst having reasonably strong balance sheets. The Fund remains overweight insurance.

The timing of a decision by the Fed on tapering QE is now quite uncertain, with economic activity measures in the US remaining reasonable and Janet Yellen set to take over as chair of the Fed. This decision on tapering remains important for both the US and the rest of the world.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Multi-Cap Value Fund
Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) EAFE Index.

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2013	Five Years Ended October 31, 2013 (a)	Annualized Since Inception (b)
Schroder International Multi-Cap Value Fund (c) —
Investor Shares	23.84%	17.21%	5.96%
Advisor Shares	23.58%	17.00%	5.74%
MSCI EAFE Index	26.88%	11.99%	2.84%

(a)    Average annual total return

(b)    From commencement of fund operations on August 30, 2006.

(c)     Effective March 21, 2012, the management fees of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during prior periods, the returns of the Fund would have been higher.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
GlaxoSmithKline	0.7%
AstraZeneca	0.7
Roche Holding	0.7
Novartis	0.7
Sanofi	0.7

Geographic Allocation

% of Net Assets
Continental Europe	31.4%
Japan	15.6
United Kingdom	15.6
Emerging Markets	14.4
Pacific ex-Japan	10.0
North America	4.5
Middle East	2.2
Other Assets and Liabilities	6.3

Schroder Global Multi-Cap Equity Fund (formerly Schroder Global Quality Fund)

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2013)

Performance

In the twelve-months ended October 31, 2013, the Schroder Global Multi-Cap Equity Fund (the “Fund”), formerly known as the Schroder Global Quality Fund, gained 24.14% (Institutional Shares) and 23.95% (Institutional Service Shares) compared to the Morgan Stanley Capital International World Index (the “Index”), a market-capitalization-weighted index that provides a broad measure of stock performance throughout the world, which rose 25.77%.

Market Background

Global markets gained ground over the 12-month reporting period, although risk appetite was volatile. Throughout the period, confidence in the global economy generally improved as the economic recovery gained traction in the developed world and global manufacturing activity increased. The developed world recovery was led by the US where the economy gained further momentum driven by improvements in the housing sector.

Japan was the strongest region on the back of radical monetary policy under the new government led by Shinzo Abe. The Bank of Japan doubled its inflation target to 2% and the weaker yen boosted Japanese exporters. Economic conditions in the eurozone remained tough and the sovereign debt crisis rose to the surface on occasions. However, later in the period the political and economic environment in the region significantly stabilized, with the eurozone returning to positive GDP growth in the second quarter of 2013. This prompted investors to take advantage of attractive valuations, making Europe one of the best performing regions. The UK economy showed improvement over the period, with a GDP growth rate of 0.8% in the third quarter of 2013. Asia ex Japan saw muted performance due to some concerns over growth and rising interbank lending rates in China, although economic data released late in the period proved reassuring.

Global central banks continued to provide support for the global economy, but from the second quarter of 2013, the prospect of the Fed tapering its quantitative easing (QE) program dominated market sentiment. At times, this hurt risk appetite, especially in equities with exposure to emerging markets. The potential for a Western military strike on Syria and the possibility of a US debt default weighed on markets. Both outcomes were avoided, prompting market rallies. Emerging markets underperformed their developed market peers over the period, hit by reduced demand for commodities and by investors withdrawing funds from emerging markets in anticipation of tighter monetary policy in the US.

Consumer discretionary stocks led the market rally over the year as the better macroeconomic backdrop led to expectations of more robust consumer spending. Health care, industrials and financials stocks also outperformed. The materials sector was the weakest performer over the year, although still delivering a positive absolute return. The energy and utilities sectors also lagged the broader market.

Portfolio Review

On a regional basis, North America was the leading contributor due to positive stock selection. The UK was also one of the main contributors as positive stock selection offset a negative allocation effect. Holdings in emerging markets in Latin America and Asia also boosted returns. Japan was the main regional detractor from relative returns, largely due to weaker stock selection.

At sector levels, financials was the leading contributor to relative performance. This was driven by strong stock selection in the commercial banks subsector, and by the overweight allocation to the capital markets and insurance subsectors. The health care sector added value, largely due to the Fund’s overweight position. The consumer staples sector was another leading contributor, due to a combination of our underweight allocation and positive stock selection. In particular, the Fund’s relatively limited exposure to the beverages subsector proved advantageous. Strong stock-picking saw the utilities, and industrials sector both make positive contribution to returns. The Fund’s exposure to southern European utilities such as Italy’s Enel and Spain’s Enagas, boosted returns. Within industrials, airlines and machinery stocks drove the outperformance. US group Spirit Airlines and UK engineering firm IMI were among the stocks to make positive contributions.

On the negative side, the consumer discretionary sector was the main detractor amid weaker stock-picking. The automobiles, media and internet retail subsectors weighed on relative returns. The energy sector was another detractor amid weaker stock selection, although this was partially offset by the positive effect of our slight underweight allocation to the sector.

Outlook

Within defensive sectors, we retain our preference for health care, especially equipment stocks, while we are underweight expensive biotech stocks. Despite experiencing weaker performance more recently, our view is that consumer staples remain expensive and the Fund remains significantly underweight the sector, especially drink companies. The Fund has no exposure to US utilities, which still look unattractive, although we believe that we have identified some better value opportunities in Europe and emerging markets. Within telecoms, we retain our preference for emerging market stocks over US names.

The Fund is broadly neutral resources, both energy and materials. Within resources, we prefer attractively priced European and emerging market stocks. Within energy, we think that large integrated oil and gas stocks offer attractive dividend yields and strong balance sheets. Having fallen out of favor, mining stocks look attractive; steel and chemicals appear to be less attractive investments and we have been reducing the Fund’s exposure accordingly.

The Fund’s weighting to technology is at the upper end of its historic range. We continue to build positions in a number of overlooked (but we believe to be attractively valued) stocks while investors seem to be preoccupied with newer, more exciting software/social media stocks, such as Facebook.

Within consumer discretionary, the Fund is underweight larger Japanese car companies; these names have been a popular yen weakness trade, which we believe may have now run its course, while emerging market autos look more attractive. The Fund is underweight US media stocks, which we view as expensive after strong runs, while we favour defence and construction stocks within industrials.

Within financials, we believe “simple banks” that focus on traditional lending activities still offer little value as investors have been paying significant premiums for the perceived safety of simpler business models. In our view, the best risk-return trade-off in banks remains US “complex banks” that encompass a wider range of business activities, which offer clean balance sheets and which are trading on reasonable valuations. Hong Kong real estate represents an interesting buying opportunity with a number of stocks trading at a significant discount to book value whilst having reasonably strong balance sheets. The Fund remains overweight insurance.

On a regional view, the Fund is underweight the more expensive US equity market in order to fund overweight positions in other regions, especially emerging markets.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Global Multi-Cap Equity Fund
Institutional Shares and Institutional Service Shares vs. the Morgan Stanley Capital International (MSCI) World Index.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

PERFORMANCE INFORMATION

		Annualized
	One Year Ended October 31, 2013	Since Inception
Schroder Global Multi-Cap Equity Fund —
Institutional Shares	24.14%	11.39	%(a)
Institutional Service Shares	23.95%	11.32	%(b)
MSCI World Index	25.77%	10.85%

(a)    Institutional Shares commenced operations on November 9, 2010. Rate show is annualized since inception.

(b)    Institutional Service Shares commenced operations on September 28, 2012. The performance information provided in the above table for periods prior to September 28, 2012, reflects the performance of the Institutional Shares of the Fund, adjusted to reflect the distribution fees paid by Institutional Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the period reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Microsoft	0.8%
Intel	0.8
AstraZeneca	0.8
Oracle	0.7
Apple	0.7

Geographic Allocation

% of Net Assets
North America	40.2%
Continental Europe	16.9
Emerging Markets	12.3
United Kingdom	10.9
Japan	10.9
Pacific ex-Japan	6.3
Middle East	1.4
Other Assets and Liabilities	1.1

Schroder North American Equity Fund

Schedule of Investments

October 31, 2013

Shares		Value $

	COMMON STOCK — 96.7%
	Bermuda — 0.5%
8,200	Arch Capital Group (1)	475,272
22,900	Assured Guaranty	469,450
9,000	Axis Capital Holdings	426,780
7,300	Endurance Specialty Holdings	403,617
8,100	Knightsbridge Tankers	66,744
9,700	Marvell Technology Group	116,400
6,900	PartnerRe	691,449
5,200	RenaissanceRe Holdings	487,292
7,500	Validus Holdings	296,100
		3,433,104
	Canada — 2.1%
3,800	Agrium	324,366
15,400	Alamos Gold	245,331
9,800	Allied Properties REIT	315,341
16,500	Artis REIT	228,197
2,300	Atco Class I	106,744
15,700	BCE	683,172
20,700	Bird Construction	259,879
41,500	BlackBerry (1)	327,574
3,200	Boardwalk REIT	182,029
14,900	Bonavista Energy	171,915
20,900	Brookfield Properties	390,478
21,700	Cameco	411,877
11,000	Canadian Apartment Properties REIT	227,142
33,800	Canadian Oil Sands Trust	658,722
39,300	Capstone Mining (1)	104,408
13,200	Cominar REIT	240,414
800	Constellation Software	145,736
7,900	Dundee Class A REIT	219,047
15,700	EnCana	281,279
18,100	Ensign Energy Services	309,348
17,000	First Capital Realty	295,440
9,800	Freehold Royalties Trust	223,041
20,500	Genworth MI Canada	645,092
11,100	HudBay Minerals	90,491
52,700	IAMGOLD	269,401
10,200	IGM Financial	491,486
7,700	Imperial Oil	336,240
11,272	Lightstream Resources	72,433
6,200	Magna International Class A	525,125
2,800	Metro Class A	175,173
25,500	Nevsun Resources	92,936
2,400	Northern Property REIT	64,451
900	Open Text	66,137
22,600	Pacific Rubiales Energy	467,541
21,600	Pan American Silver	229,538
9,800	Pason Systems	203,679
11,500	Penn West Petroleum	128,384
22,200	Potash Corp. of Saskatchewan	689,858
10,100	Power Financial	332,356
14,200	Rogers Communications Class B	644,458
7,900	Savanna Energy Services	59,403
15,400	Shaw Communications Class B	368,365
7,400	Silver Wheaton	167,922
13,200	Suncor Energy	479,689
17,000	Teck Resources Class B	454,899
7,100	Tim Hortons	424,154
15,200	Transcontinental Class A	242,728
13,400	Transglobe Energy (1)	121,322
8,600	Vermilion Energy	472,705
		14,667,446
	China — 0.0%
10,000	China Automotive Systems (1)	68,500

	Ireland — 0.8%
36,552	Accenture Class A	2,686,572
5,100	Jazz Pharmaceuticals (1)	462,774
27,900	Seagate Technology	1,358,172
23,800	XL Group Class A	727,566
		5,235,084
	Israel — 0.1%
18,800	Teva Pharmaceutical Industries ADR	697,292

	Netherlands — 0.3%
30,900	LyondellBasell Industries Class A	2,305,140

	Puerto Rico — 0.0%
1,025	Doral Financial (1)	17,323
8,400	Triple-S Management Class B (1)	149,604
		166,927
	Switzerland — 0.7%
23,300	ACE	2,223,752
6,100	Allied World Assurance Holdings	660,569
29,300	TE Connectivity	1,508,657
		4,392,978
	United Kingdom — 0.2%
26,600	Delphi Automotive	1,521,520

	United States — 92.0%
	Consumer Discretionary — 11.4%
6,200	Abercrombie & Fitch Class A	232,376
10,106	Amazon.com (1)	3,678,887
15,100	American Eagle Outfitters	233,899

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,100	American Public Education (1)	124,093
1,500	Autoliv	133,845
400	AutoZone (1)	173,876
17,400	Bed Bath & Beyond (1)	1,345,368
5,900	Big Lots (1)	214,524
9,700	Bridgepoint Education (1)	190,120
4,200	Buckle	205,548
12,100	CBS Class B	715,594
5,100	Cheesecake Factory	240,975
2,000	Children’s Place (1)	109,180
17,600	Coach	891,968
98,200	Comcast Class A	4,672,356
2,600	Cracker Barrel Old Country Store	285,662
6,700	Crocs (1)	81,606
2,600	Darden Restaurants	133,978
6,100	DeVry	218,990
2,800	Dillard’s Class A	229,544
34,156	DIRECTV (1)	2,134,408
3,500	Discovery Communications Class A (1)	311,220
3,600	Dollar General (1)	208,008
19,700	Dollar Tree (1)	1,150,480
3,700	Dorman Products	179,857
8,900	Express (1)	206,569
12,000	Foot Locker	416,400
114,500	Ford Motor	1,959,095
3,000	Fossil Group (1)	380,820
12,500	GameStop Class A	685,250
21,300	Gannett	589,371
28,500	Gap	1,054,215
12,100	Garmin	565,675
9,600	Gentex	282,624
14,400	Genuine Parts	1,135,152
7,600	Grand Canyon Education (1)	359,252
8,400	Guess?	262,500
17,600	Hasbro	909,040
70,393	Home Depot	5,482,911
17,600	International Game Technology	330,880
5,800	John Wiley & Sons Class A	291,682
1,100	Johnson Controls	50,765
3,300	Kohl’s	187,440
10,600	LeapFrog Enterprises Class A (1)	90,736
34,100	Lowe’s	1,697,498
28,400	Macy’s	1,309,524
35,200	Mattel	1,561,824
49,281	McDonald’s	4,756,602
19,900	McGraw-Hill	1,386,632
4,500	Meredith	230,850
1,700	Morningstar	136,493
4,580	Murphy USA (1)	185,856
26,800	Nike Class B	2,030,368
21,500	Omnicom Group	1,464,365
1,900	O’Reilly Automotive (1)	235,239
2,000	Outerwall (1)	129,960
3,000	Papa John’s International	227,010
10,100	PetSmart	734,876
5,200	Polaris Industries	680,940
1,700	priceline.com (1)	1,791,511
5,200	Ralph Lauren Class A	861,328
18,500	Ross Stores	1,430,975
4,900	Ruth’s Hospitality Group	59,731
12,200	Scripps Networks Interactive Class A	982,100
6,300	Sherwin-Williams	1,184,400
9,600	Smith & Wesson Holding (1)	103,488
46,700	Staples	752,804
14,900	Starbucks	1,207,645
2,400	Starwood Hotels & Resorts Worldwide	176,688
6,600	Steven Madden (1)	242,088
2,800	Strayer Education	110,684
3,800	Sturm Ruger	248,558
20,000	Target	1,295,800
8,400	Texas Roadhouse Class A	230,328
20,245	Time Warner	1,391,641
7,100	Time Warner Cable	853,065
40,100	TJX	2,437,679
5,000	TRW Automotive Holdings (1)	375,550
7,400	Tupperware Brands	663,410
61,200	Twenty-First Century Fox Class A	2,085,696
2,800	UniFirst	287,896
14,100	Urban Outfitters (1)	534,108
6,300	VF	1,354,500
26,600	Viacom Class B	2,215,514
67,572	Walt Disney	4,634,764
20,700	Yum! Brands	1,399,734
7,700	Zagg (1)	36,498
		79,052,959
	Consumer Staples — 10.0%
87,600	Altria Group	3,261,348
300	Boston Beer Class A (1)	68,877
14,100	Brown-Forman Class B	1,029,018
8,100	Church & Dwight	527,715
5,700	Clorox	514,083
182,016	Coca-Cola	7,202,373
48,482	Colgate-Palmolive	3,138,240
17,573	Costco Wholesale	2,073,614
51,217	CVS Caremark	3,188,770
8,700	Energizer Holdings	853,557
46,900	General Mills	2,364,698
2,000	Hershey	198,480
27,726	Hormel Foods	1,204,972
6,100	J&J Snack Foods	521,977

The accompanying notes are an integral part of the financial statements.

Shares		Value $

10,100	JM Smucker	1,123,221
23,500	Kimberly-Clark	2,538,000
13,166	Kraft Foods Group	715,967
5,700	Kroger	244,188
4,200	Lancaster Colony	348,558
25,100	Lorillard	1,280,351
20,912	McCormick	1,446,065
7,600	Nu Skin Enterprises Class A	888,668
72,024	PepsiCo	6,056,498
76,491	Philip Morris International	6,816,878
112,611	Procter & Gamble	9,093,338
27,200	Reynolds American	1,397,264
8,000	Spartan Stores	188,240
44,900	Sysco	1,452,066
5,000	USANA Health Sciences (1)	341,150
44,641	Walgreen	2,644,533
75,523	Wal-Mart Stores	5,796,390
1,400	WD-40	101,486
1,700	Weis Markets	86,989
6,500	Whole Foods Market	410,345
		69,117,917
	Energy — 9.3%
5,300	Alliance Resource Partners LP	402,323
7,400	Anadarko Petroleum	705,146
28,900	Apache	2,566,320
6,200	Arch Coal	26,288
1,600	Baker Hughes	92,944
9,600	C&J Energy Services (1)	221,184
34,100	Chesapeake Energy	953,436
89,720	Chevron	10,762,811
10,200	Cloud Peak Energy (1)	159,222
60,359	ConocoPhillips	4,424,315
3,500	Delek US Holdings	89,425
7,000	Denbury Resources (1)	132,930
1,200	Devon Energy	75,864
9,200	Diamond Offshore Drilling	569,756
6,200	Dorchester Minerals LP	150,722
22,500	Ensco Class A	1,297,125
6,400	EOG Resources	1,141,760
202,090	ExxonMobil	18,111,306
38,400	Gran Tierra Energy (1)	291,456
19,037	Halliburton	1,009,532
11,200	Helmerich & Payne	868,560
2,800	Hess	227,360
7,400	HollyFrontier	340,844
42,600	Marathon Oil	1,502,076
19,200	Marathon Petroleum	1,375,872
20,620	Murphy Oil	1,243,798
7,600	National Oilwell Varco	616,968
13,300	Natural Resource Partners LP	284,620
2,700	Noble Energy	202,311
42,733	Occidental Petroleum	4,105,787
8,000	Oceaneering International	687,040
7,900	Patterson-UTI Energy	191,654
32,300	Peabody Energy	629,204
36,579	Phillips 66	2,356,785
20,700	RPC	379,638
43,272	Schlumberger	4,055,452
5,000	Stone Energy (1)	174,300
10,900	Tesoro	532,901
2,900	Unit (1)	149,089
18,600	Vaalco Energy (1)	98,022
27,800	Valero Energy	1,144,526
3,700	Western Refining	119,399
		64,470,071
	Financials — 13.9%
38,200	Aflac	2,482,236
21,300	American Capital (1)	298,413
17,900	American Capital Agency REIT	388,788
13,200	American Equity Investment Life Holding	275,088
26,127	American Express	2,137,188
14,100	American Financial Group	793,266
73,300	American International Group	3,785,945
5,929	Amtrust Financial Services	227,436
9,400	Apollo Residential Mortgage REIT	141,564
4,700	Arlington Asset Investment Class A	115,949
3,100	Arthur J Gallagher	147,095
9,400	Aspen Insurance Holdings	366,694
5,600	Assurant	327,488
530,850	Bank of America	7,410,666
10,100	Bank of New York Mellon	321,180
60,700	Berkshire Hathaway Class B (1)	6,985,356
900	BlackRock Class A	270,729
3,000	BOK Financial	183,690
5,900	Broadridge Financial Solutions	207,444
13,500	Calamos Asset Management Class A	132,570
28,100	Capital One Financial	1,929,627
3,100	Cash America International	122,295
6,700	CBOE Holdings	324,950
500	Chubb	46,040
149,442	Citigroup	7,289,781
15,100	CNA Financial	612,909
19,400	CNO Financial Group	302,252
10,400	Colony Financial REIT	210,392
18,500	Comerica	801,050
4,300	CoreSite Realty REIT	139,492
8,432	Corrections Corp. of America REIT	311,984
800	Diamond Hill Investment Group	88,216
16,918	Discover Financial Services	877,706

The accompanying notes are an integral part of the financial statements.

Shares		Value $

17,400	Dynex Capital REIT	150,336
3,000	EPR Properties REIT	154,110
15,400	Equifax	995,918
14,900	Ezcorp Class A (1)	234,377
2,900	FactSet Research Systems	315,926
2,000	FBL Financial Group Class A	89,480
15,500	Federated Investors Class B	420,360
4,200	First Cash Financial Services (1)	254,058
2,033	First Financial Holdings	121,838
26,700	Franklin Resources	1,438,062
26,023	Goldman Sachs Group	4,186,060
7,900	Green Dot Class A (1)	169,534
31,100	H&R Block	884,484
5,500	Hanmi Financial	96,140
14,300	Hartford Financial Services Group	481,910
5,600	Hatteras Financial REIT	101,920
13,600	HCC Insurance Holdings	620,840
3,900	HCI Group	171,366
12,600	HCP REIT	522,900
12,600	Horace Mann Educators	349,020
7,700	International Bancshares	175,945
4,700	Jack Henry & Associates	256,667
182,963	JPMorgan Chase	9,429,913
49,100	KeyCorp	615,223
28,700	Lincoln National	1,303,267
6,300	LTC Properties REIT	248,535
2,000	MarketAxess Holdings	130,460
32,500	Marsh & McLennan	1,488,500
36,500	MetLife	1,726,815
14,900	Montpelier Re Holdings	411,389
7,400	Moody’s	522,884
99,800	Morgan Stanley	2,867,254
1,200	Navigators Group (1)	67,488
17,000	Northern Trust	959,140
30,800	Paychex	1,301,608
5,700	Platinum Underwriters Holdings	354,483
29,900	PNC Financial Services Group	2,198,547
4,800	Portfolio Recovery Associates (1)	285,360
13,800	Principal Financial Group	654,948
8,000	ProAssurance	362,560
10,300	Protective Life	474,624
3,300	Provident Financial Holdings	50,028
5,300	Prudential Financial	431,367
2,000	PS Business Parks REIT	162,980
9,000	Public Storage REIT	1,502,730
1,900	Reinsurance Group of America Class A	135,242
5,100	SEI Investments	169,269
7,563	Simon Property Group REIT	1,168,862
1,900	State Street	133,133
23,700	Symetra Financial	443,901
21,800	T. Rowe Price Group	1,687,538
12,300	Torchmark	896,178
3,881	Travelers	334,930
30,600	Trustco Bank	205,632
40,751	U.S. Bancorp	1,522,457
6,300	Universal Insurance Holdings	49,392
14,800	Unum Group	469,752
2,800	Urstadt Biddle Properties Class A REIT	55,272
1,000	Ventas REIT	65,240
15,900	Washington Federal	362,202
180,772	Wells Fargo	7,717,157
1,400	World Acceptance (1)	145,768
6,000	WR Berkley	263,460
23,800	Zions Bancorporation	675,206
		96,297,424
	Healthcare — 13.6%
86,833	Abbott Laboratories	3,173,746
93,216	AbbVie	4,516,315
22,813	Aetna	1,430,375
5,900	AmerisourceBergen Class A	385,447
39,726	Amgen	4,608,216
13,800	Amsurg Class A (1)	591,882
44,372	Baxter International	2,922,784
10,700	Becton Dickinson	1,124,891
6,400	Biogen Idec (1)	1,562,816
9,400	Bio-Reference Labs (1)	304,654
84,071	Bristol-Myers Squibb	4,415,409
13,800	Cardinal Health	809,508
17,400	Celgene (1)	2,583,726
6,600	Chemed	447,612
3,600	CIGNA	277,128
3,300	Computer Programs & Systems	188,232
4,600	Corvel (1)	191,360
7,500	CR Bard	1,021,650
68,261	Eli Lilly	3,400,763
7,100	Ensign Group	302,318
12,824	Express Scripts Holding (1)	801,757
51,804	Gilead Sciences (1)	3,677,566
18,500	HCA Holdings	872,090
1,900	Humana	175,085
200	Intuitive Surgical (1)	74,300
136,784	Johnson & Johnson	12,667,566
14,300	Laboratory Corp. of America Holdings (1)	1,442,870
4,100	Magellan Health Services (1)	240,670
2,100	McKesson	328,314
7,500	MEDNAX (1)	817,650
63,503	Medtronic	3,645,072
154,107	Merck	6,948,685
14,000	Meridian Bioscience	346,080

The accompanying notes are an integral part of the financial statements.

Shares		Value $

9,400	Myriad Genetics (1)	229,172
27,100	PDL BioPharma	219,239
328,247	Pfizer	10,070,618
18,700	Quality Systems	426,734
24,100	Quest Diagnostics	1,443,831
4,500	Questcor Pharmaceuticals	276,165
12,200	ResMed	631,228
32,400	Select Medical Holdings	274,752
34,300	St. Jude Medical	1,968,477
30,199	Stryker	2,230,498
3,500	Techne	305,865
15,700	Thermo Fisher Scientific	1,535,146
8,100	U.S. Physical Therapy	258,552
5,100	United Therapeutics (1)	451,452
49,700	UnitedHealth Group	3,392,522
5,400	Universal Health Services Class B	435,024
6,200	Varian Medical Systems (1)	449,996
9,208	Waters (1)	929,271
7,500	WellPoint	636,000
19,100	Zimmer Holdings	1,670,677
		94,131,756
	Industrials — 10.6%
36,835	3M	4,635,685
6,600	Alaska Air Group	466,356
15,000	Babcock & Wilcox	483,150
24,200	Boeing	3,158,100
12,000	BorgWarner	1,237,560
24,408	Caterpillar	2,034,651
15,000	CH Robinson Worldwide	896,100
16,300	Cintas	876,451
7,200	Crane	457,200
78,098	CSX	2,035,234
13,100	Cummins	1,663,962
12,100	Danaher	872,289
20,100	Deere	1,644,984
7,800	Delta Air Lines	205,764
3,400	Deluxe	160,106
12,900	Diana Shipping (1)	146,286
18,200	Dover	1,670,578
6,000	Dun & Bradstreet	652,740
6,200	EnerSys	411,370
2,500	Exponent	189,025
5,400	FedEx	707,400
16,800	Flowserve	1,167,096
6,200	Forward Air	250,976
7,947	General Dynamics	688,449
385,089	General Electric	10,066,227
4,800	Graco	370,848
12,100	Hawaiian Holdings (1)	99,825
41,491	Honeywell International	3,598,514
5,100	Hubbell Class B	548,454
2,200	Hyster-Yale Materials Handling Class A	172,568
30,100	Illinois Tool Works	2,371,579
4,700	Insperity	181,749
2,800	Intersections	23,996
13,800	Joy Global	783,150
6,200	Kimball International Class B	72,540
16,800	Kla-Tencor	1,102,080
9,000	Knight Transportation	152,730
7,500	L-3 Communications Holdings Class 3	753,375
6,200	Landstar System	342,798
7,600	Lincoln Electric Holdings	526,224
17,300	Lockheed Martin	2,306,782
7,100	MFC Industrial	57,581
800	Middleby (1)	182,120
6,000	Nordson	432,540
1,393	Norfolk Southern	119,826
14,300	Northrop Grumman	1,537,393
13,600	Pall	1,095,072
13,200	Parker Hannifin	1,540,704
20,300	Pitney Bowes	433,202
3,400	Precision Castparts	861,730
24,000	Raytheon	1,976,880
12,700	Rockwell Automation	1,402,207
13,200	Rockwell Collins	921,756
10,800	RPX (1)	192,888
12,000	RR Donnelley & Sons	222,840
13,100	Swift Transportation Class A (1)	285,449
2,500	Tennant	151,725
8,100	Toro	477,414
25,800	Union Pacific	3,906,120
18,864	United Parcel Service Class B	1,853,199
29,995	United Technologies	3,186,969
6,000	US Ecology	213,300
2,900	Valmont Industries	407,450
8,800	Wabtec	573,672
6,232	WW Grainger	1,676,221
		73,893,209
	Information Technology — 17.4%
6,300	Amphenol Class A	505,827
24,900	Analog Devices	1,227,570
41,439	Apple	21,645,662
28,700	Automatic Data Processing	2,151,639
15,800	AVX	209,350
6,100	Benchmark Electronics (1)	138,653
15,200	Booz Allen Hamilton Holding Class A	300,960
25,700	Broadcom Class A	686,704

The accompanying notes are an integral part of the financial statements.

Shares		Value $

46,300	Brocade Communications Systems (1)	371,326
42,000	CA	1,333,920
4,500	CACI International Class A (1)	323,910
267,085	Cisco Systems	6,009,413
3,300	Cognizant Technology Solutions Class A (1)	286,869
17,800	Computer Sciences	876,828
2,900	Comtech Telecommunications	87,058
104,500	Corning	1,785,905
5,500	CSG Systems International	153,230
16,400	Dice Holdings (1)	121,032
3,000	Dolby Laboratories Class A	107,220
32,100	eBay (1)	1,691,991
10,800	Ebix	122,904
105,500	EMC	2,539,385
7,200	First Solar (1) (2) (3)	370,080
21,200	FLIR Systems	603,776
11,149	Google Class A (1)	11,489,936
13,067	Harris	809,631
93,833	Hewlett-Packard	2,286,710
5,700	Ingram Micro Class A (1)	132,069
6,100	Insight Enterprises (1)	128,527
245,574	Intel	5,999,373
4,700	InterDigital	182,125
48,094	International Business Machines	8,618,926
24,300	Intuit	1,735,263
5,800	j2 Global	318,884
23,300	Jabil Circuit	486,038
21,300	Kulicke & Soffa Industries (1)	274,770
9,500	Lexmark International Class A	337,725
18,100	Linear Technology	744,634
1,600	Manhattan Associates (1)	170,416
3,300	MasterCard Class A	2,366,430
16,800	Maxim Integrated Products	498,960
353,250	Microsoft	12,487,387
3,100	Monotype Imaging Holdings	87,482
31,100	NetApp	1,206,991
55,600	NVIDIA	844,008
183,381	Oracle	6,143,264
4,800	Plantronics	206,112
83,277	QUALCOMM	5,785,253
55,700	Symantec	1,266,618
5,200	Syntel	446,368
19,100	TeleNav (1)	138,475
16,200	Teradata (1)	713,934
69,122	Texas Instruments	2,908,654
18,300	Total System Services	545,889
3,500	Travelzoo (1)	75,355
18,100	Visa Class A	3,559,727
19,800	Western Digital	1,378,674
54,800	Western Union	932,696
125,300	Xerox	1,245,482
14,700	Xilinx	667,674
		120,871,672
	Materials — 2.5%
7,600	Air Products & Chemicals	828,476
8,100	Albemarle	536,139
2,400	AMCOL International	76,992
5,782	CF Industries Holdings	1,246,599
11,800	Cliffs Natural Resources	303,024
8,100	Coeur Mining (1)	98,901
47,400	Dow Chemical	1,870,878
56,100	E.I. du Pont de Nemours	3,433,320
35,400	Freeport-McMoRan Copper & Gold	1,301,304
9,400	FutureFuel	163,654
14,300	International Paper	637,923
15,240	Monsanto	1,598,371
10,700	Mosaic	490,595
1,200	NewMarket	373,632
46,400	Newmont Mining	1,264,864
9,400	Packaging Corp. of America	585,432
6,300	PPG Industries	1,150,254
6,000	Praxair	748,260
4,400	Schweitzer-Mauduit International	272,272
6,500	Scotts Miracle-Gro Class A	381,680
1,500	Terra Nitrogen LP	306,495
		17,669,065
	Telecommunication Services — 2.1%
201,639	AT&T	7,299,332
20,600	Inteliquent	264,710
19,200	Iridium Communications (1)	115,776
139,130	Verizon Communications	7,027,456
		14,707,274
	Utilities — 1.2%
4,300	Dominion Resources	274,125
6,733	Duke Energy	482,958
46,471	Emerson Electric	3,112,163
3,300	Exelon	94,182
7,500	NeuStar Class A (1)	344,400
3,300	NextEra Energy	279,675
22,600	Pinnacle West Capital	1,266,278
2,100	PPL	64,323
29,608	Southern	1,211,263
16,900	UGI	699,153
5,300	Wisconsin Energy	223,183
		8,051,703
	Total United States	638,263,050

The accompanying notes are an integral part of the financial statements.

Value $

TOTAL COMMON STOCK (Cost $510,131,272)	670,751,041
TOTAL INVESTMENTS — 96.7% (Cost $510,131,272)	670,751,041
OTHER ASSETS LESS LIABILITIES — 3.3%	22,660,700
NET ASSETS — 100%	$693,411,741

(1)              Denotes non-income producing security.

(2)              Security considered illiquid. On October 31, 2013 the value of these securities amounted to $370,080, representing 0.1% of the net assets of the Fund.

(3)              Security is fair valued. (See Note 2 in Notes to Financial Statements.)

The open futures contracts held by the Fund at October 31, 2013, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
S&P 500 Index E-MINI	211	Dec-2013	$765,993

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2013, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Toronto Dominion Bank	11/21/13	CAD	14,390,335	USD	13,951,964	$157,771

ADR — American Depositary Receipt

CAD — Canadian Dollar

LP — Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock (1)
Bermuda	$3,433,104	$—	$—	$3,433,104
Canada	14,667,446	—	—	14,667,446
China	68,500	—	—	68,500
Ireland	5,235,084	—	—	5,235,084
Israel	697,292	—	—	697,292
Netherlands	2,305,140	—	—	2,305,140
Puerto Rico	166,927	—	—	166,927
Switzerland	4,392,978	—	—	4,392,978
United Kingdom	1,521,520	—	—	1,521,520
United States
Consumer Discretionary	79,052,959	—	—	79,052,959
Consumer Staples	69,117,917	—	—	69,117,917
Energy	64,470,071	—	—	64,470,071
Financials	96,297,424	—	—	96,297,424
Healthcare	94,131,756	—	—	94,131,756
Industrials	73,893,209	—	—	73,893,209
Information Technology	120,501,592	370,080	—	120,871,672
Materials	17,669,065	—	—	17,669,065
Telecommunication Services	14,707,274	—	—	14,707,274
Utilities	8,051,703	—	—	8,051,703
Total Common Stock	$670,380,961	$370,080	$—	$670,751,041
Total Investments in Securities	$670,380,961	$370,080	$—	$670,751,041

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures – Unrealized Appreciation	$765,993	$—	$—	$765,993
Forwards – Unrealized Appreciation	—	157,771	—	157,771
Total Other Financial Instruments	$765,993	$157,771	$—	$923,764

(1)              Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the beginning of the period. As of October 31, 2013, the Fund had a security with a total value of $370,080 transfer from Level 1 to Level 2. The change in level occurred due to a halt in trading of this security.

The accompanying notes are an integral part of the financial statements.

Schroder U.S Opportunities Fund

Schedule of Investments
October 31, 2013

Shares		Value $

	COMMON STOCK — 92.8%
	Consumer Discretionary — 17.1%
78,400	American Eagle Outfitters	1,214,416
21,000	Bally Technologies (1)	1,535,940
29,700	Brunswick	1,340,361
128,800	Callaway Golf	1,085,784
64,600	ClubCorp Holdings (1)	897,294
17,500	Domino’s Pizza	1,173,550
24,600	Elizabeth Arden (1)	890,274
21,700	EW Scripps Class A (1)	430,094
58,400	Finish Line Class A	1,462,336
16,100	Fortune Brands Home & Security	693,588
21,800	Fox Factory Holding (1)	379,756
14,900	Harman International Industries	1,207,198
18,000	Home Inns & Hotels Management ADR (1)	627,120
55,000	Ignite Restaurant Group (1)	883,300
16,200	John Wiley & Sons Class A	814,698
90,000	LeapFrog Enterprises Class A (1)	770,400
25,100	LKQ (1)	829,053
53,900	RealD (1)	372,988
14,800	Red Robin Gourmet Burgers (1)	1,127,464
46,600	SHFL Entertainment (1)	1,080,188
30,500	Six Flags Entertainment	1,147,105
39,734	Standard Parking (1)	1,051,759
16,900	Steiner Leisure (1)	946,738
106,400	Stewart Enterprises Class A	1,405,544
33,208	Waste Connections	1,419,310
		24,786,258
	Consumer Staples — 2.8%
11,000	Casey’s General Stores	801,680
15,900	Core-Mark Holding	1,124,607
74,250	Dean Foods (1)	1,447,875
13,000	Harris Teeter Supermarkets	641,160
		4,015,322
	Financial Services — 16.3%
12,000	Amerisafe	462,000
30,313	Blackstone Mortgage Trust Class A REIT	742,365
57,300	Brown & Brown	1,829,589
13,100	CoreLogic (1)	435,837
13,500	Eagle Bancorp (1)	357,075
28,264	Equity Lifestyle Properties REIT	1,073,749
67,800	First Horizon National	722,070
44,100	First Midwest Bancorp	733,383
58,300	FirstMerit	1,309,418
47,400	FXCM Class A	776,886
48,900	Genpact (1)	969,687
16,200	Heartland Financial USA	429,138
38,100	HFF Class A	935,355
16,200	Kennedy-Wilson Holdings	324,648
26,300	Lakeland Financial	936,017
24,636	LaSalle Hotel Properties REIT	764,948
2,466	Markel (1)	1,306,166
13,174	Mid-America Apartment Communities REIT	874,754
11,400	Ocwen Financial (1)	641,022
75,400	Old National Bancorp	1,096,316
74,058	Parkway Properties REIT	1,341,190
12,900	Primerica	554,055
15,800	ProAssurance	716,056
36,607	Redwood Trust REIT	641,355
14,900	Reinsurance Group of America Class A	1,060,582
22,300	Simmons First National Class A	730,102
13,429	Stifel Financial (1)	549,918
61,400	Susquehanna Bancshares	723,599
35,800	WisdomTree Investments (1)	497,620
		23,534,900
	Healthcare — 11.8%
24,100	Aerie Pharmaceuticals (1)	253,050
11,000	Centene (1)	617,760
24,000	Cepheid (1)	977,280
10,400	Cooper	1,343,784
25,600	Fluidigm (1)	806,400
17,700	GenMark Diagnostics (1)	214,170
16,200	Haemonetics (1)	657,072
55,300	HealthSouth	1,941,583
218,800	Lexicon Pharmaceuticals (1)	525,120
18,100	LifePoint Hospitals (1)	934,684
24,400	Masimo	625,128
35,000	Parexel International (1)	1,599,850
24,960	Premier Class A (1)	769,018
15,500	Salix Pharmaceuticals (1)	1,112,125
22,200	Sirona Dental Systems (1)	1,603,950
18,400	Spectranetics (1)	384,376
16,300	Surgical Care Affiliates (1)	427,875
7,200	Techne	629,208
112,518	Unilife (1)	340,930
21,800	Volcano (1)	417,906
17,800	West Pharmaceutical Services	860,630
		17,041,899
	Materials & Processing — 9.4%
8,100	Armstrong World Industries (1)	432,783
20,400	Beacon Roofing Supply (1)	708,084
92,300	Berry Plastics Group (1)	1,853,384
11,400	Compass Minerals International	848,958
46,200	Globe Specialty Metals	810,348
30,100	Hexcel (1)	1,273,531
29,000	Horsehead Holding (1)	420,790

The accompanying notes are an integral part of the financial statements.

Shares		Value $

16,800	Innophos Holdings	842,016
19,700	Minerals Technologies	1,115,611
33,100	MRC Global (1)	925,145
45,700	Olin	1,028,707
22,600	OM Group (1)	768,400
12,400	Packaging Corp. of America	772,272
27,500	Simpson Manufacturing	974,875
16,906	Taminco (1)	337,613
8,500	Universal Forest Products	449,820
		13,562,337
	Other Energy — 3.4%
29,200	Carrizo Oil & Gas (1)	1,280,128
48,100	Helix Energy Solutions Group (1)	1,138,046
69,200	Jones Energy Class A (1)	1,107,892
33,700	Laredo Petroleum Holdings (1)	1,070,649
31,100	StealthGas (1)	357,650
		4,954,365
	Producer Durables — 18.4%
51,300	ABM Industries	1,411,263
14,000	Allegiant Travel Class A	1,459,780
25,400	Applied Industrial Technologies	1,201,674
18,600	AZZ	835,140
12,000	Belden	807,120
10,000	Bristow Group	804,700
43,400	Compass Diversified Holdings	832,412
112,400	Cott	921,680
29,000	EnerSys	1,924,150
6,500	EnPro Industries (1)	387,855
11,000	General Cable	362,230
9,400	Genesee & Wyoming Class A (1)	938,496
35,400	Herman Miller	1,074,036
24,016	IDEX	1,660,706
23,500	MTS Systems	1,535,020
27,400	MYR Group (1)	724,730
16,300	On Assignment (1)	550,777
9,200	OSI Systems (1)	670,128
32,000	Pinnacle Foods	866,880
40,100	Primoris Services	1,044,204
16,800	Regal-Beloit	1,231,944
25,800	Roadrunner Transportation Systems (1)	683,700
26,900	RPX (1)	480,434
12,500	Spirit Airlines (1)	539,375
10,286	Teekay	446,721
11,600	Thermon Group Holdings (1)	272,716
15,000	Towers Watson Class A	1,722,150
23,800	Zebra Technologies Class A (1)	1,149,778
		26,539,799
	Technology — 9.5%
157,600	Atmel (1)	1,147,328
76,400	Cadence Design Systems (1)	990,908
24,000	Ciena (1)	558,480
77,900	Cypress Semiconductor	722,912
57,900	Entegris (1)	599,265
34,800	Fabrinet (1)	582,552
7,100	Gartner (1)	418,545
96,200	Integrated Device Technology (1)	1,023,568
57,600	JDS Uniphase (1)	753,984
35,200	M/A-Com Technology Solutions (1)	607,904
19,900	Monolithic Power Systems	633,616
36,200	Nanometrics (1)	672,596
37,500	Netscout Systems (1)	1,062,000
58,860	PTC (1)	1,631,599
85,000	Sapient (1)	1,343,850
28,983	Verint Systems (1)	1,058,459
		13,807,566
	Utilities — 4.1%
10,700	Cleco	495,838
15,800	General Communication Class A (1)	150,258
30,300	IDACORP	1,563,480
54,922	NorthWestern	2,517,624
19,300	SJW	544,839
14,400	UNS Energy	712,512
		5,984,551
	TOTAL COMMON STOCK (Cost $99,171,792)	134,226,997

	INVESTMENT COMPANY — 0.6%
7,900	iShares Russell 2000 ETF (Cost $840,150)	862,917

	TOTAL INVESTMENTS — 93.4% (Cost $100,011,942)	135,089,914

	OTHER ASSETS LESS LIABILITIES — 6.6%	9,553,734

	NET ASSETS — 100%	$144,643,648

(1) Denotes non-income producing security.

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trusts

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$134,226,997	$—	$—	$134,226,997
Investment Company	862,917	—	—	862,917
Total Investments in Securities	$135,089,914	$—	$—	$135,089,914

(1)              There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)              All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments
October 31, 2013

Shares		Value $

	COMMON STOCK — 92.4%
	Auto & Transportation — 1.4%
16,000	Ryder System	1,053,280

	Consumer Discretionary — 21.9%
5,300	Advance Auto Parts	525,654
10,000	Bally Technologies (1)	731,400
22,300	BRP (1)	599,286
18,300	Brunswick	825,879
7,800	Domino’s Pizza	523,068
6,300	Elizabeth Arden (1)	227,997
15,700	Fortune Brands Home & Security	676,356
10,000	Fossil Group (1)	1,269,400
21,800	Gannett	603,206
11,600	Hanesbrands	790,192
8,100	Harman International Industries	656,262
16,748	Jack in the Box (1)	681,309
23,500	KAR Auction Services	698,420
1,524	Liberty Media - Liberty Capital (1)	233,035
22,900	LKQ (1)	756,387
22,200	Republic Services Class A	743,034
10,812	Ross Stores	836,308
21,600	SHFL Entertainment (1)	500,688
15,700	Six Flags Entertainment	590,477
11,300	Snap-on	1,175,991
11,000	Sotheby’s	570,900
15,300	Urban Outfitters (1)	579,564
17,800	VeriSign (1)	966,184
14,676	Waste Connections	627,252
		16,388,249
	Consumer Staples — 1.8%
6,500	Casey’s General Stores	473,720
42,176	WhiteWave Foods Class A (1)	843,942
		1,317,662
	Financial Services — 16.0%
2,789	Affiliated Managers Group (1)	550,660
31,793	Apartment Investment & Management Class A REIT	889,568
14,100	Commerce Bancshares	648,741
6,700	CoreLogic (1)	222,909
6,800	Cullen/Frost Bankers	481,372
2,540	DCT Industrial Trust REIT	19,685
12,192	Douglas Emmett REIT	303,946
36,800	First Horizon National	391,920
7,800	First Republic Bank	398,346
13,600	Genpact (1)	269,688
19,595	HCC Insurance Holdings	894,512
2,377	Health Care REIT	154,149
101,500	Huntington Bancshares	893,200
10,928	PartnerRe	1,095,095
8,200	ProAssurance	371,624
11,300	Raymond James Financial	515,845
6,800	Reinsurance Group of America Class A	484,024
16,200	Susquehanna Bancshares	190,917
7,200	Torchmark	524,592
18,600	Unum Group	590,364
39,254	Vantiv Class A (1)	1,079,485
15,400	WR Berkley	676,214
9,700	Zions Bancorporation	275,189
		11,922,045
	Healthcare — 11.9%
26,400	CareFusion (1)	1,023,528
10,300	DENTSPLY International	485,130
16,384	Envision Healthcare Holdings (1)	475,955
5,969	Henry Schein (1)	671,095
12,639	Life Technologies (1)	951,843
10,200	LifePoint Hospitals (1)	526,728
9,500	Masimo	243,390
17,500	Parexel International (1)	799,925
15,739	Premier Class A (1)	484,919
11,118	Quintiles Transnational Holdings (1)	466,845
10,800	Salix Pharmaceuticals (1)	774,900
8,200	Sirona Dental Systems (1)	592,450
14,317	Universal Health Services Class B	1,153,377
7,500	Wright Medical Group (1)	203,775
		8,853,860
	Materials & Processing — 8.6%
6,953	Airgas	758,364
5,600	Armstrong World Industries (1)	299,208
38,900	Berry Plastics Group (1)	781,112
9,500	Cabot Microelectronics (1)	388,455
6,700	CLARCOR	391,816
10,100	Crown Holdings (1)	440,360
17,900	Hexcel (1)	757,349
4,000	Martin Marietta Materials	392,360
17,700	MRC Global (1)	494,715
8,000	Reliance Steel & Aluinumm	586,320
37,500	Sealed Air	1,131,750
		6,421,809
	Other Energy — 3.2%
1,700	Concho Resources (1)	188,037
51,500	Denbury Resources (1)	977,985
10,600	Energen	830,192
3,343	Oil States International (1)	363,150
		2,359,364
	Producer Durables — 11.1%
7,800	AGCO	455,364
12,100	Alaska Air Group	854,986
13,100	Applied Industrial Technologies	619,761
9,100	Carlisle	661,388

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,500	Dover	413,055
10,991	IDEX	760,028
7,500	Kennametal	345,000
9,400	Pitney Bowes	200,596
8,200	Regal-Beloit	601,306
20,100	Rollins	555,564
5,500	Spirit Airlines (1)	237,325
8,500	Terex (1)	297,075
8,400	Towers Watson Class A	964,404
8,351	Verisk Analytics Class A (1)	572,210
10,700	Xylem	369,150
8,400	Zebra Technologies Class A (1)	405,804
		8,313,016
	Technology — 12.2%
26,623	Amdocs	1,023,655
15,857	Arrow Electronics (1)	761,453
66,500	Atmel (1)	484,120
18,100	Avnet	718,570
17,700	CDW	389,223
8,500	Gartner (1)	501,075
42,400	Integrated Device Technology (1)	451,136
35,200	JDS Uniphase (1)	460,768
15,700	Linear Technology	645,898
11,400	Microchip Technology	489,744
11,700	MICROS Systems (1)	634,725
9,589	Molex	370,135
31,100	PTC (1)	862,092
6,800	SBA Communications Class A (1)	594,796
19,794	Synopsys (1)	721,491
		9,108,881
	Utilities — 4.3%
9,700	Cleco	449,498
14,000	Laclede Group	658,980
16,800	NorthWestern	770,112
18,600	Portland General Electric	533,820
14,400	Questar	340,704
15,600	Westar Energy Class A	493,116
		3,246,230
	TOTAL COMMON STOCK (Cost $51,059,046)	68,984,396

	INVESTMENT COMPANY — 0.4%
2,600	SPDR Gold Shares (1) (Cost $331,630)	332,124

	TOTAL INVESTMENTS — 92.8% (Cost $51,390,676)	69,316,520

	OTHER ASSETS LESS LIABILITIES — 7.2%	5,339,697

	NET ASSETS — 100%	$74,656,217

(1) Denotes non-income producing security.

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total

Common Stock (2)	$68,984,396	$—	$—	$68,984,396
Investment Company	332,124	—	—	332,124
Total Investments in Securities	$69,316,520	$—	$—	$69,316,520

(1)              There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)              All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments
October 31, 2013

Shares		Value $

	COMMON STOCK — 94.9%
	Brazil — 6.7%
289,681	Banco Bradesco ADR	4,177,200
571,800	BR Malls Participacoes	5,538,818
87,592	BRF	2,056,664
334,023	BRF ADR	7,826,159
958,056	Cia de Concessoes Rodoviarias	7,967,406
176,700	Cielo	5,363,628
469,400	Gerdau ADR	3,722,342
332,605	Iochpe-Maxion	4,066,624
124,100	Lojas Renner	3,739,287
38,578	Petroleo Brasileiro ADR	672,415
441,696	Petroleo Brasileiro Class A ADR	8,021,199
325,300	Ultrapar Participacoes	8,669,052
33,400	Ultrapar Participacoes ADR	889,442
503,800	Vale Class B ADR	8,065,838
		70,776,074
	China — 15.9%
1,368,000	AAC Technologies Holdings	6,043,338
52,394	Baidu ADR (1)	8,430,195
6,448,000	Brilliance China Automotive Holdings	11,277,555
34,747,320	China Construction Bank Class H	26,980,377
1,270,000	China Life Insurance Class H	3,374,436
3,906,000	China Pacific Insurance Group Class H	14,106,539
24,773,600	China Petroleum & Chemical Class H	20,226,608
972,000	Hengan International Group	11,903,960
19,692,565	Industrial & Commercial Bank of China Class H	13,792,161
144,400	Mindray Medical International ADR	5,430,884
567,900	Tencent Holdings	30,999,004
250,000	Tsingtao Brewery Class H	2,047,594
1,226,200	Weichai Power Class H	4,910,810
50,748	Yum! Brands	3,431,580
994,000	Zhuzhou CSR Times Electric Class H	3,564,195
		166,519,236
	Colombia — 0.2%
116,084	Almacenes Exito	1,944,599

	Czech Republic — 0.3%
11,039	Komercni Banka	2,740,653

	Egypt — 0.2%
305,128	Commercial International Bank	1,889,248
9,602	Commercial International Bank GDR	55,500
		1,944,748
	Hong Kong — 5.5%
2,825,600	AIA Group	14,341,205
1,301,500	China Mobile	13,664,659
3,244,000	China Overseas Land & Investment	10,042,048
9,627,000	CNOOC	19,768,069
424,000	Dah Chong Hong Holdings	359,850
		58,175,831
	Hungary — 1.7%
613,873	OTP Bank	12,744,348
287,519	Richter Gedeon Nyrt	5,467,233
		18,211,581
	India — 5.7%
86,754	Axis Bank	1,726,045
894,461	HDFC Bank	9,908,861
202,900	HDFC Bank ADR	7,355,125
1,106,615	Idea Cellular	3,110,695
568,143	ITC	3,097,029
369,666	Lupin	5,340,923
572,061	Reliance Industries	8,514,591
323,286	Tata Consultancy Services	11,110,507
692,529	Tata Motors	4,295,133
154,762	Tata Motors ADR	4,847,146
		59,306,055
	Malaysia — 3.8%
4,383,600	Axiata Group	9,543,608
3,508,803	CIMB Group Holdings	8,306,241
1,842,200	Genting	6,118,190
1,407,000	Public Bank	8,159,624
2,478,400	Sime Darby	7,484,956
		39,612,619
	Mexico — 3.8%
2,462,267	Alfa Class A	6,741,051
301,964	America Movil ADR	6,465,049
472,900	Cemex ADR (1)	5,003,282
99,100	Fomento Economico Mexicano ADR	9,246,030
100,807	Gruma Class B (1)	693,127
1,285,643	Grupo Financiero Banorte Class O	8,229,850
907,065	Mexichem	3,779,191
		40,157,580

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Philippines — 0.9%
33,580	Ayala	468,613
7,342,700	Ayala Land	5,004,455
471,400	Robinsons Retail Holdings	640,859
155,375	SM Investments	3,078,014
		9,191,941
	Poland — 1.7%
548,707	Cyfrowy Polsat (1)	3,990,143
214,819	Jeronimo Martins SGPS	3,969,649
740,109	Powszechna Kasa Oszczednosci Bank Polski	9,814,941
		17,774,733
	Russia — 8.1%
1,310,191	Gazprom ADR	12,230,633
396,666	LUKOIL ADR	25,969,723
71,751	Magnit GDR	4,610,002
131,807	Mail.ru Group GDR	4,861,042
415,800	Mobile Telesystems ADR	9,480,240
35,850	NovaTek GDR	5,036,925
1,601,438	Sberbank Savings Bank of the Russian Federation ADR	20,450,363
76,298	Yandex Class A (1)	2,812,344
		85,451,272
	South Africa — 2.5%
250,235	Barclays Africa Group	3,863,422
143,577	Naspers Class N	13,429,840
115,173	Sasol	5,884,421
186,316	Shoprite Holdings	3,411,269
		26,588,952
	South Korea — 19.0%
225,370	Cheil Worldwide (1)	5,555,904
269,600	DGB Financial Group	4,320,716
287,370	Hana Financial Group	11,080,305
137,820	Hankook Tire	8,094,448
63,269	Hyundai Department Store	10,080,095
163,858	Hyundai Engineering & Construction	9,407,450
130,266	Hyundai Motor	31,069,807
60,650	LG Chem	17,124,370
21,695	LG Household & Health Care	11,269,333
6,862	NAVER	3,861,998
45,838	Samsung Electronics	63,306,783
174,340	Shinhan Financial Group	7,617,873
335,580	SK Hynix (1)	10,107,736
46,826	SK Innovation	6,577,491
		199,474,309
	Taiwan — 11.5%
185,011	Asustek Computer	1,416,888
7,945,228	Cathay Financial Holding	11,980,245
16,550,150	CTBC Financial Holding	11,210,129
2,335,480	Formosa Plastics	6,343,583
6,051,581	Hon Hai Precision Industry	15,345,489
940,000	MediaTek	12,862,030
4,437,000	Mega Financial Holding	3,836,001
2,095,590	Nan Ya Plastics	4,778,997
3,308,337	Taiwan Cement	4,813,949
1,267,000	Taiwan Mobile	4,334,093
9,986,139	Taiwan Semiconductor Manufacturing	37,219,225
3,211,800	Uni-President Enterprises	6,121,983
		120,262,612
	Thailand — 5.4%
942,100	Advanced Info Service	7,718,410
1,891,200	Bangkok Bank	12,516,858
1,261,200	Kasikornbank	7,860,973
1,369,100	Kasikornbank NVDR	8,357,558
1,056,800	PTT	10,763,232
8,600	PTT NVDR	87,589
3,734,400	PTT Global Chemical	9,418,487
		56,723,107
	Turkey — 2.0%
553,112	Haci Omer Sabanci Holding	2,626,676
872,021	Turk Hava Yollari	3,416,007
984,385	Turkcell Iletisim Hizmetleri (1)	6,114,652
760,596	Turkiye Halk Bankasi	6,153,350
1,232,294	Turkiye Vakiflar Bankasi Tao Class D	2,963,062
		21,273,747
	TOTAL COMMON STOCK (Cost $881,434,712)	996,129,649

	PREFERRED STOCK — 3.3%
	Brazil — 3.3%
341,704	Cia de Bebidas das Americas ADR	12,711,389
1,183,416	Itau Unibanco Holding ADR	18,236,440
264,100	Vale Class B ADR	3,866,424
	TOTAL PREFERRED STOCK (Cost $36,719,871)	34,814,253

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	EQUITY-LINKED WARRANTS (1) (4) — 0.9%
	Russia — 0.9%
23,281	Magnit Expires 08/14/15	6,273,066
331,455	Mobile Telesystems Expires 05/25/16	3,513,423

	TOTAL EQUITY-LINKED WARRANTS (Cost $8,607,022)	9,786,489

	RIGHTS (1) (2) (3) — 0.0%
	Taiwan — 0.0%
353,240	Mega Financial Holding Expires 12/06/13 Strike price TWD 21.50 (Cost $—)	46,891

	TOTAL INVESTMENTS — 99.1% (Cost $926,761,605)	1,040,777,282

	OTHER ASSETS LESS LIABILITIES — 0.9%	9,179,382

	NET ASSETS — 100%	$1,049,956,664

(1)              Denotes non-income producing security.

(2)              Security considered illiquid. On October 31, 2013 the value of these securities amounted to $46,891, representing 0.0% of the net assets of the Fund.

(3)              Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(4)              Security is not readily marketable.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non Voting Depository Receipt

TWD — Taiwan Dollar

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total

Common Stock (2)	$996,129,649	$—	$—	$996,129,649
Preferred Stock	34,814,253	—	—	34,814,253
Equity-Linked Warrants	—	9,786,489	—	9,786,489
Rights	—	46,891	—	46,891

Total Investments in Securities	$1,030,943,902	$9,833,380	$—	$1,040,777,282

(1)              There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)              All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Multi-Cap Equity Fund

Schedule of Investments
October 31, 2013

Shares		Value $

	COMMON STOCK — 94.2%
	Brazil — 5.7%
5,700	BM&FBOVESPA	32,136
5,200	CETIP - Mercados Organizados	57,659
8,900	Cia de Saneamento Basico do Estado de Sao Paulo	94,316
10,700	Cia Energetica de Minas Gerais ADR	95,979
2,600	Cia Hering	37,778
2,800	Cia Paranaense de Energia ADR	38,864
3,800	Cielo	115,347
5,400	Eternit	22,900
6,100	Grendene	55,276
4,700	Natura Cosmeticos	93,992
16,500	Odontoprev	68,204
2,000	Petroleo Brasileiro ADR	34,860
1,900	Petroleo Brasileiro Class A ADR	34,504
1,900	Rodobens Negocios Imobiliarios	11,535
5,400	Santos Brasil Participacoes	52,356
6,500	Souza Cruz	70,304
4,500	Telefonica Brasil ADR	99,810
4,000	Totvs	67,815
6,000	Tractebel Energia	102,044
6,500	Vale	103,729
		1,289,408
	Chile — 1.2%
42,922	AFP Habitat	67,366
4,004	ENTEL Chile	61,638
1,762	Gasco	18,746
39,939	Inversiones Aguas Metropolitanas	73,446
1,500	Sociedad Quimica y Minera de Chile ADR	41,415
		262,611
	China — 12.9%
81,000	361 Degrees International	23,194
106,000	Agricultural Bank of China Class H	50,997
55,000	ANTA Sports Products	78,886
331,000	Bank of China Class H	154,976
168,000	Bank of Communications Class H	122,863
30,000	Baoye Group Class H	21,708
41,000	Changshouhua Food	43,311
2,000	Changyou.com ADR (1)	55,520
61,000	China CITIC Bank Class H	34,225
88,000	China Coal Energy Class H	54,028
91,000	China Communications Construction Class H	74,298
221,000	China Construction Bank Class H	171,601
244,000	China Lumena New Materials	51,928
170,000	China Petroleum & Chemical Class H	138,798
64,000	China Shanshui Cement Group	22,783
44,000	China Shenhua Energy Class H	133,935
32,000	China Shineway Pharmaceutical Group	49,529
69,000	Chongqing Rural Commercial Bank Class H	34,798
8,200	Giant Interactive Group ADR	72,570
42,000	Golden Eagle Retail Group	63,057
36,000	Greatview Aseptic Packaging	22,660
33,000	Haitian International Holdings	79,510
44,000	Harbin Electric Class H	27,638
60,000	HOSA International	22,288
237,000	Industrial & Commercial Bank of China Class H	165,989
40,000	Jiangsu Expressway Class H	50,355
29,000	Jiangxi Copper Class H	55,733
18,000	Jingwei Textile Machinery Class H	11,864
2,500	Mindray Medical International ADR	94,025
1,800	NetEase ADR	121,518
44,000	Pacific Online	20,544
107,000	Parkson Retail Group	36,711
44,000	Prince Frog International Holdings (2) (3)	26,446
12,000	Shenzhou International Group Holdings	41,326
133,000	Sihuan Pharmaceutical Holdings Group	99,154
20,000	SinoMedia Holding	18,625
114,000	Sinotrans Class H	28,085
33,500	SOHO China	29,339
1,100	Sohu.com (1)	73,656
1,300	SouFun Holdings ADR	69,199
57,000	Travelsky Technology Class H	48,744
17,500	Weiqiao Textile Class H	10,654
2,300	WuXi PharmaTech Cayman ADR (1)	67,275
72,000	Xinhua Winshare Publishing and Media Class H	42,255
20,000	Yanzhou Coal Mining Class H	20,740
98,000	Zhejiang Expressway Class H	90,251
214,000	Zijin Mining Group Class H	49,408
67,600	Zoomlion Heavy Industry Science and Technology Class H	62,342
		2,939,339
	Colombia — 0.3%
1,400	Ecopetrol ADR	66,304

	Czech Republic — 1.2%
3,201	CEZ	92,138

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,198	Fortuna Entertainment Group	24,521
323	Komercni Banka	80,191
4,280	Telefonica Czech Republic	69,819
		266,669
	Egypt — 1.0%
10,195	Commercial International Bank	63,124
3,829	Eastern Tobacco	57,182
254,024	Orascom Telecom Media And Technology Holding SAE	25,077
40,860	Telecom Egypt	80,376
		225,759
	Greece — 0.5%
1,085	JUMBO (1)	14,584
2,188	Metka	41,145
4,206	OPAP	52,253
		107,982
	Hong Kong — 6.9%
28,000	Agile Property Holdings	33,767
60,000	Anxin-China Holdings	19,425
91,000	Belle International Holdings	128,407
2,000	Biostime International Holdings	15,155
26,000	Boer Power Holdings	19,786
230,000	Bosideng International Holdings	53,102
27,000	Chaowei Power Holdings	11,527
132,000	China BlueChemical	84,788
16,000	China Everbright	23,691
46,000	China Lilang	29,725
25,000	China Medical System Holdings	22,475
11,500	China Mobile	120,740
5,580	China Ocean Resources (1)	22,699
52,000	China Sanjiang Fine Chemicals	23,005
76,000	China South City Holdings	23,624
130,000	China Travel International Investment HK	25,151
77,000	CNOOC	158,112
30,000	Daphne International Holdings	15,633
54,000	Dongyue Group	25,492
130,000	Geely Automobile Holdings	65,562
104,000	Guangdong Investment	89,472
29,000	Haier Electronics Group	61,868
176,000	Hua Han Bio-Pharmaceutical Holdings	40,635
144,000	Huabao International Holdings	63,150
154,000	Phoenix Satellite Television Holdings	54,227
17,500	Ports Design	13,046
74,000	Real Nutriceutical Group	19,185
78,000	Regent Manner International	13,381
200,000	REXLot Holdings	17,542
38,000	Shandong Luoxin Pharmacy Stock Class H	38,426
178,000	Shenguan Holdings Group	79,438
140,000	Sino Biopharmaceutical	98,775
86,000	Tianjin Port Development Holdings	14,975
43,000	Tibet 5100 Water Resources Holdings	16,694
30,000	Wasion Group Holdings	18,806
		1,561,486
	Hungary — 0.5%
27,116	Magyar Telekom Telecommunications	37,239
3,884	OTP Bank	80,634
		117,873
	India — 1.4%
4,542	Axis Bank GDR	90,367
2,700	Infosys ADR	143,262
1,476	State Bank of India GDR	86,494
		320,123
	Indonesia — 3.1%
161,500	Aneka Tambang	22,923
10,000	Astra Agro Lestari	16,500
417,500	Bank Bukopin	24,074
45,000	Bank Rakyat Indonesia Persero	31,537
23,500	Indo Tambangraya Megah	62,333
378,000	Kalbe Farma	43,593
226,500	Media Nusantara Citra	50,233
1,808,500	Panin Financial (1)	32,087
250,500	Perusahaan Gas Negara	113,333
256,500	Perusahaan Perkebunan London Sumatra Indonesia	36,407
129,500	Surya Semesta Internusa	9,191
47,000	Tambang Batubara Bukit Asam	50,659
546,500	Telekomunikasi Indonesia Persero	113,930
56,500	United Tractors	87,713
		694,513

	Kazakhstan — 0.5%
8,731	KazMunaiGas Exploration Production JSC GDR	123,893

	Malaysia — 4.8%
41,800	Berjaya Sports Toto	53,913
28,200	Bursa Malaysia	71,851
15,600	Carlsberg Brewery Malaysia	63,279
17,600	CB Industrial Product Holding	16,342
19,800	Dayang Enterprise Holdings	34,385
76,100	Genting Malaysia	104,182
18,700	Globetronics Technology	17,897
10,300	Guinness Anchor	56,469
14,600	Hap Seng Consolidated	11,336

The accompanying notes are an integral part of the financial statements.

Shares		Value $

33,600	Hartalega Holdings	76,984
24,200	Hock Seng LEE	15,108
30,000	IGB	25,289
17,800	Kossan Rubber Industries	36,045
50,800	Magnum	53,286
64,200	Media Prima	53,711
14,000	MNRB Holdings	15,528
25,600	Mudajaya Group	22,553
19,800	OSK Holdings	10,291
35,300	Padini Holdings	19,800
49,300	Parkson Holdings	58,744
35,000	Petronas Chemicals Group	78,861
28,100	POS Malaysia	50,847
38,500	Top Glove	69,666
10,900	UMW Holdings	44,214
1,200	United Plantations	10,154
35,300	UOA Development	24,946
		1,095,681
	Mexico — 1.7%
2,400	America Movil ADR	51,384
8,000	Bolsa Mexicana de Valores	18,996
200	Coca-Cola Femsa ADR	24,308
100	Fomento Economico Mexicano ADR	9,330
28,400	Grupo Mexico	90,007
2,655	Industrias Penoles	77,088
37,200	Kimberly-Clark de Mexico Class A	113,106
4,400	Megacable Holdings	14,518
		398,737
	Morocco — 0.3%
6,144	Maroc Telecom	73,627

	Philippines — 1.3%
100,000	Aboitiz Power	78,686
6,030	Jollibee Foods	24,756
13,980	Manila Electric	98,355
1,200	Philippine Long Distance Telephone ADR	79,380
60,000	Philweb	13,872
		295,049
	Poland — 2.5%
4,264	Asseco Poland	69,642
3,753	Enea	17,666
3,611	KGHM Polska Miedz	146,006
19,569	PGE	114,351
2,956	Polski Koncern Naftowy Orlen	41,744
517	Powszechny Zaklad Ubezpieczen	78,683
39,480	Tauron Polska Energia	64,468
2,159	Warsaw Stock Exchange	31,260
		563,820
	Qatar — 0.4%
1,913	Industries Qatar	83,825

	Russia — 5.9%
5,900	CTC Media (NASDAQ)	74,576
18,145	Gazprom ADR	169,293
2,469	Gazprom Neft OAO ADR	55,750
3,002	Globaltrans Investment GDR	45,630
2,587	LUKOIL ADR	169,371
11,047	MMC Norilsk Nickel ADR	167,252
3,300	Mobile Telesystems ADR	75,240
14,100	Rosneft Oil GDR	111,319
6,602	RusHydro JSC ADR	11,118
3,773	Sistema JSFC GDR	101,116
19,175	Surgutneftegas OAO ADR	167,781
1,300	Tatneft OAO ADR	53,443
1,891	TMK OAO GDR	24,432
4,250	Uralkali GDR	113,518
		1,339,839
	South Africa — 11.0%
7,066	Advtech	4,646
46,360	African Bank Investments	78,508
883	Aspen Pharmacare Holdings	24,582
19,086	AVI	112,173
13,482	Coronation Fund Managers	109,991
5,336	EOH Holdings	43,214
4,357	Famous Brands	43,380
39,554	FirstRand	141,845
17,500	Gold Fields ADR	80,500
3,200	Harmony Gold Mining ADR	10,880
1,297	Hudaco Industries	13,371
5,836	JSE	51,042
2,941	Kumba Iron Ore	123,113
8,840	Lewis Group	61,756
38,697	Life Healthcare Group Holdings	158,045
6,760	Metair Investments	26,255
41,799	MMI Holdings	102,637
5,627	Mr Price Group	88,659
8,932	MTN Group	177,541
1,797	Oceana Group	15,036
14,861	PPC	47,001
7,310	Reunert	51,337
16,471	RMB Holdings	82,578
34,437	RMI Holdings	97,012
19,324	Sanlam	103,716
2,288	Sasol	116,898
7,622	Spar Group	97,565
8,338	Telkom SOC (1)	21,803
3,951	Tiger Brands	115,782
10,145	Truworths International	97,016

The accompanying notes are an integral part of the financial statements.

Shares		Value $

14,394	Vodacom Group	164,892
3,974	Woolworths Holdings	29,888
		2,492,662
	South Korea — 12.0%
400	Able C&C	11,765
620	Asia Paper Manufacturing	12,537
2,190	Bukwang Pharmaceutical	29,833
2,170	Daeduck Electronics	19,127
824	Daelim Industrial	76,438
864	Daihan Pharmaceutical	15,394
273	Daum Communications	22,777
2,630	DGB Financial Group	42,149
490	Dongbu Insurance	21,919
836	DongKook Pharmaceutical	27,860
2,573	Dongsuh	67,433
646	Dongyang E&P	10,962
515	EM-Tech (1)	5,778
860	Eugene Technology	13,215
560	Global & Yuasa Battery	26,291
295	GS Home Shopping	68,024
2,000	Halla Visteon Climate Control	74,853
160	Hana Financial Group	6,169
901	Hancom	15,884
91	Hankook Shell Oil	45,125
4,000	Hyundai Hy Communications & Networks	17,950
689	Hyundai Mobis	194,537
2,940	Industrial Bank of Korea	33,952
912	Innochips Technology	12,811
773	Intelligent Digital Integrated Securities	13,518
535	INTOPS	11,399
770	Jahwa Electronics	15,316
1,580	KB Financial Group	62,559
2,380	Kia Motors	138,436
5,233	Koentec (1)	10,163
79	Korea District Heating	7,388
1,920	Korea United Pharm	19,367
392	Korea Zinc	114,560
3,670	KT	121,267
1,900	KT Skylife	50,332
2,694	KT&G	196,828
300	Kukdo Chemical	14,311
540	Kunsul Chemical Industrial	14,687
252	KyungDong City Gas	20,692
2,730	Kyungnam Energy	14,052
895	LEENO Industrial	17,972
1,280	LG Display (1)	30,107
1,740	LG International	48,882
928	Loen Entertainment	14,960
377	MegaStudy	26,336
213	POSCO Chemtech	26,205
1,099	RFTech	12,588
93	Samchully	11,485
174	Samsung Electronics	240,311
349	Samsung Electronics GDR	242,380
784	SBS Contents Hub	10,976
207	SFA Engineering	8,821
1,630	Shinhan Financial Group	71,224
317	Sindoh	20,919
573	SK Gas	40,460
451	SK Holdings	81,845
562	Soulbrain	28,080
2,690	Tae Kyung Industrial	11,894
2,010	Whanin Pharmaceutical	20,844
5,520	Woori Finance Holdings	65,569
		2,729,516
	Taiwan — 12.8%
25,000	Accton Technology	13,658
10,000	Apex Biotechnology	26,651
16,000	Audix	16,991
5,000	AV Tech	15,096
11,000	Bioteque	22,577
2,394	Capella Microsystems Taiwan	8,475
14,000	Catcher Technology	81,485
13,000	China Steel Chemical	77,877
28,000	Chin-Poon Industrial	46,699
23,000	Chipbond Technology	46,502
3,000	Chong Hong Construction	9,844
12,000	DA CIN Construction	10,661
26,000	Delta Electronics	134,958
8,000	Dynapack International Technology	22,819
17,000	Elite Material	14,061
49,000	Far EasTone Telecommunications	112,579
17,000	Faraday Technology	19,384
10,640	Feng TAY Enterprise	27,922
39,000	First Insurance	25,819
6,575	Flytech Technology	24,394
26,000	G Shank Enterprise	16,106
1,300	GeoVision	8,518
3,000	Global Mixed Mode Technology	7,985
8,000	Grape King Bio	38,666
16,000	Great China Metal Industry	18,979
7,000	Holiday Entertainment	8,518
60,500	Hon Hai Precision Industry	153,415
6,000	Hsin Yung Chien	16,093
7,000	Hu Lane Associate	23,040
5,000	Huaku Development	14,006
5,000	Integrated Memory Logic	11,454
18,000	ITEQ	20,034
2,000	KD Holding	12,866

The accompanying notes are an integral part of the financial statements.

Shares		Value $

5,000	King Slide Works	44,249
1,000	Largan Precision	34,037
5,000	Lotes	12,288
8,000	Lumax International	20,422
8,000	Makalot Industrial	48,333
3,000	Merida Industry	22,771
9,000	Microlife	25,426
7,000	Pacific Hospital Supply	26,090
7,000	Phison Electronics	50,511
6,000	Polytronics Technology	12,213
77,000	Pou Chen	93,827
31,000	Powertech Technology	55,923
2,000	President Chain Store	14,568
11,000	Prime Oil Chemical Service	9,435
18,540	Radiant Opto-Electronics	69,416
4,502	Raydium Semiconductor	13,563
5,000	Richtek Technology	22,550
8,000	Sercomm	11,178
21,000	Sigurd Microelectronics	20,371
12,000	Simplo Technology	59,021
4,200	Sinmag Equipment	20,157
7,000	Sirtec International	13,486
6,000	Sitronix Technology	10,007
50	Sporton International	180
3,000	St. Shine Optical	88,327
6,000	Syncmold Enterprise	10,313
7,000	Taiwan Chinsan Electronic Industrial	11,389
22,000	Taiwan Secom	53,316
62,000	Taiwan Semiconductor Manufacturing	231,080
12,600	Taiwan Semiconductor Manufacturing ADR	231,966
10,000	Taiwan Sogo Shin Kong SEC	12,441
7,000	Taiwan Surface Mounting Technology	9,971
12,720	Test Research	17,318
8,000	Topco Scientific	13,996
6,000	TPK Holding	42,172
21,000	Transcend Information	66,332
15,000	TXC	18,533
3,900	Ubright Optronics	9,093
57,000	Unimicron Technology	45,108
57,000	Vanguard International Semiconductor	61,696
6,000	Well Shin Technology	10,211
2,000	Wowprime	33,152
3,500	Yageo (1)	1,190
5,000	Yulon Nissan Motor	65,862
6,000	Yung Chi Paint & Varnish Manufacturing	14,194
9,000	Yungshin Construction & Development	21,934
4,199	Zeng Hsing Industrial	24,654
		2,912,402
	Thailand — 3.2%
5,600	Advanced Info Service NVDR	45,879
6,400	Bangkok Bank	42,358
155,300	Bangkok Chain Hospital	31,684
41,700	BEC World	78,041
22,700	Bumrungrad Hospital	63,451
41,800	Delta Electronics Thai	64,127
3,800	Delta Electronics Thai NVDR	5,830
90,400	Jasmine International	24,542
42,400	MCOT	47,338
8,200	MCOT NVDR	9,155
6,900	PTT	70,275
10,100	PTT NVDR	102,866
11,100	PTT Exploration & Production	60,091
3,000	PTT Exploration & Production NVDR	16,241
176,100	Thai Tap Water Supply	58,276
		720,154
	Turkey — 2.5%
43,884	Adana Cimento Sanayii Class C	14,509
8,475	Aksa Akrilik Kimya Sanayii	35,068
6,461	Aygaz	29,582
10,083	Bolu Cimento Sanayii	14,446
9,619	Ipek Dogal Enerji Kaynaklari Ve Uretim (1)	24,478
3,524	Koza Altin Isletmeleri	62,492
14,993	Koza Anadolu Metal Madencilik Isletmeleri (1)	32,746
7,691	Park Elektrik Uretim Madencilik Sanayi ve Ticaret (1)	22,269
19,959	Soda Sanayii	26,395
12,650	Tekfen Holding	30,544
9,588	Tofas Turk Otomobil Fabrikasi	63,640
13,763	Torunlar Gayrimenkul Yatirim Ortakligi REIT	26,337
19,662	Turk Telekomunikasyon	67,961
1,585	Turk Traktor ve Ziraat Makineleri	52,403
12,428	Turkcell Iletisim Hizmetleri (1)	77,198
		580,068
	United Kingdom — 0.6%
5,490	Anglo American	130,196

	TOTAL COMMON STOCK (Cost $19,396,205)	21,391,536

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	PREFERRED STOCK — 2.9%
	Brazil — 2.9%
7,300	AES Tiete	71,364
6,900	Banco do Estado do Rio Grande do Sul	49,743
2,000	Bradespar	23,801
5,900	Cia Energetica de Sao Paulo	61,707
2,500	Cia Energetica do Ceara Class A	44,070
4,100	Eucatex Industria e Comercio	12,336
18,000	Petroleo Brasileiro	164,155
7,100	Vale Class A	104,082
8,800	Vale Class B ADR	128,832
	TOTAL PREFERRED STOCK (Cost $596,077)	660,090
	TOTAL INVESTMENTS — 97.1% (Cost $19,992,282)	22,051,626
	OTHER ASSETS LESS LIABILITIES — 2.9%	662,134
	NET ASSETS — 100%	$22,713,760

(1)         Denotes non-income producing security.

(2)         Security considered illiquid. On October 31, 2013 the value of these securities amounted to $26,446, representing 0.1% of the net assets of the Fund.

(3)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

The open futures contracts held by the Fund at October 31, 2013, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
SGX S&P CNX Nifty Index	45	Nov-2013	$1,955

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2013, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
HSBC	11/7/13	USD	69,737	TRY	139,000	$(193)
HSBC	11/7/13-12/5/13	TRY	938,400	USD	467,730	(774)
HSBC	11/21/13	ZAR	5,374,800	USD	543,464	9,650
JPMorgan Securities	11/21/13	USD	61,694	ZAR	603,200	(1,785)
						$6,898

The accompanying notes are an integral part of the financial statements.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

S&P— Standard & Poor’s

SGX — Singapore Exchange

TRY — Turkish New Lira

USD — United States Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock (1)
Brazil	$1,289,408	$—	$—	$1,289,408
Chile	262,611	—	—	262,611
China	2,912,893	26,446	—	2,939,339
Colombia	66,304	—	—	66,304
Czech Republic	266,669	—	—	266,669
Egypt	225,759	—	—	225,759
Greece	107,982	—	—	107,982
Hong Kong	1,561,486	—	—	1,561,486
Hungary	117,873	—	—	117,873
India	320,123	—	—	320,123
Indonesia	694,513	—	—	694,513
Kazakhstan	123,893	—	—	123,893
Malaysia	1,095,681	—	—	1,095,681
Mexico	398,737	—	—	398,737
Morocco	73,627	—	—	73,627
Philippines	295,049	—	—	295,049
Poland	563,820	—	—	563,820
Qatar	83,825	—	—	83,825
Russia	1,339,839	—	—	1,339,839
South Africa	2,492,662	—	—	2,492,662
South Korea	2,729,516	—	—	2,729,516
Taiwan	2,912,402	—	—	2,912,402
Thailand	720,154	—	—	720,154
Turkey	580,068	—	—	580,068
United Kingdom	130,196	—	—	130,196
Total Common Stock	$21,365,090	$26,446	$—	$21,391,536
Preferred Stock
Brazil	660,090	—	—	660,090
Total Investments in Securities	$22,025,180	$26,446	$—	$22,051,626

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures — Unrealized Appreciation	$1,955	$—	$—	$1,955
Forwards — Unrealized Appreciation	—	9,650	—	9,650
Forwards — Unrealized Depreciation	—	(2,752)	—	(2,752)
Total Other Financial Instruments	$1,955	$6,898	$—	$8,853

(1)              Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the beginning of the period. As of October 31, 2013, the Fund had a security with a total value of $26,446 transfer from Level 1 to Level 2. The change in level occurred due to a halt in trading of this security.

The accompanying notes are an integral part of the financial statements.

Schroder International Alpha Fund

Schedule of Investments
October 31, 2013

Shares		Value $

	COMMON STOCK — 96.0%
	Australia — 1.5%
337,576	Brambles	2,967,266

	Canada — 4.3%
16,818	Canadian Pacific Railway	2,404,023
80,925	Suncor Energy	2,940,822
34,305	Toronto-Dominion Bank	3,146,723
		8,491,568
	Finland — 1.6%
415,322	Nokia (1)	3,140,953

	France — 12.9%
24,779	Arkema	2,813,295
49,910	BNP Paribas	3,695,933
16,733	Essilor International	1,797,098
12,304	Kering	2,795,718
15,577	L’Oreal	2,668,041
50,692	Safran	3,240,045
40,773	Sanofi	4,347,954
50,220	Schneider Electric	4,230,969
		25,589,053
	Germany — 10.5%
28,109	Adidas	3,208,924
39,628	Daimler	3,251,981
66,583	Deutsche Bank	3,221,073
69,923	GEA Group	3,042,772
39,052	HeidelbergCement	3,078,518
292,684	Infineon Technologies	2,833,015
53,502	Symrise	2,267,902
		20,904,185
	Hong Kong — 4.5%
769,600	AIA Group	3,906,070
338,000	Hongkong Land Holdings	2,082,080
84,072	Jardine Strategic Holdings	2,849,200
		8,837,350
	India — 1.5%
1,092,317	Idea Cellular	3,070,503

	Israel — 1.7%
56,471	Check Point Software Technologies (1)	3,276,448

	Japan — 17.6%
66,600	Astellas Pharma	3,698,119
33,700	East Japan Railway	2,916,577
19,700	FANUC	3,149,435
484,000	Hitachi	3,371,707
48,100	Nippon Telegraph & Telephone	2,489,871
304,000	Sekisui Chemical	3,515,184
95,000	Seven & I Holdings	3,497,407
17,100	SMC	3,961,538
108,100	Sumitomo Mitsui Financial Group	5,183,479
124,200	Suzuki Motor	3,108,473
		34,891,790
	Mexico — 0.8%
237,341	Grupo Financiero Banorte Class O	1,519,303

	Netherlands — 1.4%
41,126	Heineken	2,842,206

	Norway — 3.2%
178,859	DnB NOR	3,169,741
134,152	Statoil	3,177,435
		6,347,176
	Russia — 1.5%
233,890	Sberbank Savings Bank of the Russian Federation ADR	2,986,775

	Singapore — 1.7%
246,000	DBS Group Holdings	3,315,118

	Spain — 1.4%
241,194	Banco Bilbao Vizcaya Argentaria	2,825,845

	Switzerland — 9.6%
65,740	Julius Baer Group (1)	3,230,668
59,594	Nestle	4,301,986
20,168	Roche Holding	5,583,514
7,263	Syngenta	2,933,696
10,730	Zurich Insurance Group	2,967,055
		19,016,919
	United Kingdom — 20.3%
778,679	Barclays	3,291,160
202,183	BG Group	4,128,466
108,537	BHP Billiton	3,359,640
510,295	BT Group Class A	3,084,664
181,315	Capita	2,866,525
108,810	Diageo	3,466,665
328,800	HSBC Holdings	3,596,044
469,622	Premier Oil	2,612,149
159,299	Prudential	3,266,847
108,718	Shire	4,795,536

The accompanying notes are an integral part of the financial statements.

Shares		Value $

929,349	Vodafone Group	3,345,340
118,344	WPP	2,514,243
		40,327,279

	TOTAL COMMON STOCK (Cost $166,995,511)	190,349,737

	TOTAL INVESTMENTS — 96.0% (Cost $166,995,511)	190,349,737

	OTHER ASSETS LESS LIABILITIES — 4.0%	7,990,706

	NET ASSETS — 100%	$198,340,443

(1) Denotes non-income producing security.

ADR — American Depositary Receipt

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$190,349,737	$—	$—	$190,349,737
Total Investments in Securities	$190,349,737	$—	$—	$190,349,737

(1)              There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)              All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder International Multi-Cap Value Fund

Schedule of Investments

October 31, 2013

Shares		Value $

	COMMON STOCK — 92.9%
	Australia — 4.2%
37,523	Adelaide Brighton	136,540
37,791	Ausdrill	54,649
6,195	Ausenco	9,661
3,469	Austin Engineering	12,951
44,779	Australian Pharmaceutical Industries	27,298
23,489	AWE (1)	27,751
43,924	Beach Energy	59,366
7,441	BHP Billiton	264,858
26,822	BWP Trust REIT	58,307
22,537	Cabcharge Australia	85,843
47,794	Cape Lambert Resources (1)	5,873
18,535	Cardno	124,030
44,922	Coca-Cola Amatil	547,710
18,314	Codan	30,292
27,070	Collection House	44,007
4,899	Credit Group	45,933
13,299	Decmil Group	31,801
9,511	Downer EDI	44,318
7,355	DWS	10,288
44,827	Emeco Holdings	14,617
17,512	Energy Resources of Australia (1)	21,186
13,276	Fleetwood	42,286
9,733	Forge Group	40,476
96,376	Grange Resources	19,584
9,382	GUD Holdings	52,584
4,498	iiNET	27,633
8,100	Incitec Pivot	20,364
3,689	JB Hi-Fi	76,009
30,189	Kingsgate Consolidated	40,945
16,799	Leighton Holdings	284,368
8,641	MACA	20,581
112,004	Macmahon Holdings	15,879
12,209	Macquarie Group	587,931
28,619	MaxiTRANS Industries	29,754
18,197	Medusa Mining (2) (3)	34,398
16,820	Mincor Resources	8,982
9,034	Mineral Resources	96,741
11,666	Monadelphous Group	200,456
4,280	Mortgage Choice	12,095
125,186	Mount Gibson Iron	105,305
33,730	Myer Holdings	79,700
51,675	Northern Star Resources	43,468
38,073	NRW Holdings	50,379
3,246	Orica	64,642
6,136	OrotonGroup	31,143
14,205	OZ Minerals	48,602
30,643	PanAust	58,504
20,453	Programmed Maintenance Services	53,354
48,779	Ramelius Resources (1)	6,224
26,653	RCR Tomlinson	89,429
81,667	Resolute Mining (1)	49,786
2,867	Rio Tinto	173,397
18,356	Seven Group Holdings	144,866
15,561	Skilled Group	51,918
7,557	SMS Management & Technology	32,927
50,496	St. Barbara (1)	22,909
18,328	Tassal Group	53,874
110,404	Telstra	540,526
12,132	Thorn Group	29,355
23,746	Troy Resources	30,074
17,644	Watpac (1)	16,510
21,547	Woolworths	710,746
14,119	WorleyParsons	294,382
		6,050,365
	Austria — 1.3%
8,310	Atrium European Real Estate	49,712
3,855	EVN	58,832
1,649	Immobilien Anlagen (1)	25,121
19,196	IMMOFINANZ	84,055
1,006	Mayr Melnhof Karton	112,345
3,856	Oesterreichische Post	181,227
11,206	OMV	534,731
6,340	Raiffeisen Bank International	233,023
14,512	Verbund	340,776
4,204	Voestalpine	198,553
		1,818,375
	Belgium — 1.0%
2,979	Ageas	126,783
7,002	Arseus	215,999
671	Barco	50,846
13,446	Belgacom	368,140
4,288	Delhaize Group	274,015
516	D’ieteren	24,346
699	EVS Broadcast Equipment	45,840
1,191	Gimv	60,317
6,583	Mobistar	114,497
3,218	RHJ International (1)	16,821
932	Sofina	98,741
359	Van de Velde	18,279
		1,414,624
	Bermuda — 0.7%
43,464	Catlin Group	356,816
13,000	Dickson Concepts International	8,099
288,000	Emperor International Holdings	83,581
11,267	Lancashire Holdings	146,693
7,408	Seadrill	342,833
		938,022

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Brazil — 0.8%
21,514	Cia Energetica de Minas Gerais ADR	192,980
4,400	Cia Paranaense de Energia ADR	61,072
6,800	Eternit	28,837
11,500	MRV Engenharia e Participacoes	49,641
8,100	Santos Brasil Participacoes	78,534
12,500	Telefonica Brasil ADR	277,250
17,900	Tractebel Energia	304,433
14,200	Vale	226,609
		1,219,356
	Cambodia — 0.1%
104,000	NagaCorp	96,045

	Canada — 3.8%
3,700	Agrium	315,830
3,400	Allied Properties REIT	109,404
8,400	Artis REIT	116,173
17,500	BlackBerry (1)	138,134
4,300	Calvalley Petroleums Class A (1)	6,351
3,800	Canadian Apartment Properties REIT	78,467
24,900	Canadian Oil Sands Trust	485,271
13,700	Capstone Mining (1)	36,397
10,600	Centerra Gold	42,394
6,700	Cominar REIT	122,028
4,600	Corus Entertainment Class B	107,208
2,300	Dorel Industries Class B	85,457
3,800	EnCana	68,080
10,800	Ensign Energy Services	184,584
1,700	Evertz Technologies	27,229
5,200	Genworth MI Canada	163,633
3,400	HudBay Minerals	27,718
6,900	Husky Energy	196,150
27,900	IAMGOLD	142,624
3,100	IGM Financial	149,373
3,204	Lightstream Resources	20,589
5,200	Magna International Class A	440,428
900	Medical Facilities	14,398
1,600	Metro Class A	100,099
400	Morguard	44,943
1,300	Morguard REIT	21,196
19,600	Nevsun Resources	71,433
2,200	Nicholas Financial	35,310
2,000	Noranda Income Fund	9,859
1,200	North West	29,843
10,800	Pan American Silver	114,769
3,500	Parkland Fuel	64,149
5,800	Potash Corp. of Saskatchewan	180,233
6,600	Power Financial	217,183
12,080	Rogers Communications Class B	548,243
49,000	San Gold (1)	6,814
4,600	Savanna Energy Services	34,589
2,700	Shaw Communications Class B	64,584
6,300	Sherritt International	21,571
7,800	Suncor Energy	283,453
8,800	Teck Resources Class B	235,477
1,700	Torstar Class B	9,131
3,400	Total Energy Services	60,197
10,000	Transcontinental Class A	159,689
5,300	Transglobe Energy (1)	47,985
1,200	Valener	17,851
12	Yellow Media (1)	155
		5,456,676
	Chile — 0.0%
19,304	AFP Habitat	30,298
69,891	Almendral	8,050
15,627	Inversiones Aguas Metropolitanas	28,737
		67,085
	China — 1.7%
110,000	361 Degrees International	31,497
45,000	Asia Cement China Holdings	24,610
299,000	Bank of China Class H	139,994
199,000	Bank of Communications Class H	145,535
30,000	Baoye Group Class H	21,708
74,000	Beijing Capital Land Class H	26,630
14,000	Changshouhua Food	14,789
2,100	Changyou.com ADR (1)	58,296
60,000	Chaoda Modern Agriculture Holdings (1) (2) (3)	—
54,000	China Fishery Group	17,171
510,000	China Lumena New Materials	108,539
242,400	China Petroleum & Chemical Class H	197,909
30,500	China Railway Construction Class H	33,439
112,000	China Shanshui Cement Group	39,871
86,000	China Shenhua Energy Class H	261,782
80,000	China Taifeng Beddings Holdings	17,645
60,000	Chongqing Machinery & Electric Class H	7,429
23,300	Giant Interactive Group ADR	206,205
72,000	Harbin Electric Class H	45,226
220,000	Jiangsu Expressway Class H	276,951
20,000	Jingwei Textile Machinery Class H	13,182
24,000	Pacific Online	11,206
49,000	Pacific Textile Holdings	67,246
43,500	Parkson Retail Group	14,925
150,000	Powerlong Real Estate Holdings	31,149
68,000	Qingling Motors Class H	20,874
60,000	SinoMedia Holding	55,875
32,500	Sino-Ocean Land Holdings	20,624

The accompanying notes are an integral part of the financial statements.

Shares		Value $

46,000	Xiamen International Port Class H	6,230
37,000	Xinhua Winshare Publishing and Media Class H	21,714
184,000	Yangzijiang Shipbuilding Holdings	174,787
300,000	Yuanda China Holdings	25,538
86,500	Zhaojin Mining Industry	70,066
612,000	Zijin Mining Group Class H	141,298
43,000	Zoomlion Heavy Industry Science and Technology Class H	39,656
		2,389,596
	Cyprus — 0.0%
5,607	Songa Offshore (1)	5,274

	Czech Republic — 0.4%
12,680	CEZ	364,983
8,818	Telefonica Czech Republic	143,846
		508,829
	Denmark — 1.2%
94	AP Moeller - Maersk Class B	909,498
728	Danske Bank (1)	17,003
2,347	FLSmidth	117,281
26,016	H Lundbeck	559,321
1,541	Schouw	57,648
		1,660,751
	Egypt — 0.1%
122,536	Centamin (1)	98,631

	Finland — 1.3%
7,110	Elisa	177,917
541	Metso	21,302
6,423	Nokian Renkaat	325,026
19,599	Orion Class B	526,624
12,832	Outokumpu (1)	7,143
6,688	Sampo Class A	316,824
9,006	Sponda	46,711
17,372	Stora Enso Class R	161,570
2,369	Technopolis	16,083
5,122	Tieto	112,662
13,445	UPM-Kymmene	213,766
		1,925,628
	France — 6.9%
6,866	ABC Arbitrage	46,985
11,033	Alstom	410,455
1,439	Altamir	19,636
1,511	Alten	68,461
1,247	ANF Immobilier REIT	37,401
3,985	April	84,839
582	Assystem	15,852
845	AtoS	72,142
10,860	BNP Paribas	804,204
3,762	Boiron	254,679
9,482	Bouygues	370,649
345	Casino Guichard Perrachon	38,837
454	Cegid Group	13,247
6,398	Cie de St.-Gobain	336,575
6,987	Cie Generale des Etablissements Michelin	730,660
711	Ciments Francais	50,962
31,202	CNP Assurances	550,741
15,822	Credit Agricole (1)	191,129
511	Eramet	48,615
10,312	Eutelsat Communications	326,857
406	FFP (1)	23,500
5,219	GDF Suez	129,959
1,813	Imerys	145,653
6,218	Ipsen	272,820
10,812	Metropole Television	249,194
27,695	Natixis	149,359
1,998	Neopost	151,265
7,457	Plastic Omnium	213,633
1,955	Renault	171,236
9,818	Sanofi	1,046,972
1,368	SCOR	48,358
3,426	SEB	307,801
1,858	Societe d’Edition de Canal +	15,338
12,915	Societe Generale	733,331
29,193	Solocal Group (1)	68,176
1,335	Teleperformance	70,800
63	Tessi	8,601
5,945	Thales	364,848
8,066	Total	495,726
4,530	UBISOFT Entertainment (1)	58,308
3,598	Valeo	357,352
6,562	Vinci	420,933
		9,976,089
	Gabon — 0.0%
108	Total Gabon	69,360

	Germany — 3.8%
1,759	Aareal Bank (1)	67,648
5,345	ADVA Optical Networking (1)	28,608
244	Allianz	41,047
287	Amadeus Fire	18,907
4,528	Axel Springer	273,060
6,675	Balda	41,409
6,120	BASF	636,754
147	Bijou Brigitte	15,508
860	Cewe Stiftung & KGAA	48,131

The accompanying notes are an integral part of the financial statements.

Shares		Value $

10,247	Commerzbank (1)	131,741
3,452	Continental	632,507
1,582	CropEnergies	14,823
2,918	Deutsche Bank	141,164
1,522	Draegerwerk	178,753
1,360	Generali Deutschland Holding	209,583
3,893	Gerresheimer	258,050
1,398	Grammer	65,173
2,733	Hamburger Hafen und Logistik	68,649
3,506	Hannover Rueck	281,285
386	Indus Holding	13,888
12,594	K+S	321,301
719	Koenig & Bauer	13,745
2,800	Merck KGaA	466,090
7,522	MLP	46,919
2,427	Muenchener Rueckversicherungs	507,142
10,144	RWE	374,490
2,714	Software	100,746
16,177	Suedzucker	521,215
		5,518,336
	Greece — 0.2%
2,794	Metka	52,541
12,711	OPAP	157,915
4,494	Public Power	66,875
		277,331
	Guernsey — 0.1%
31,750	Resolution	181,946

	Hong Kong — 4.7%
116,000	Allied Properties HK	19,151
32,000	AMVIG Holdings	15,024
221,016	Asian Citrus Holdings (1)	85,406
42,000	Bank of East Asia	181,749
430,000	Bosideng International Holdings	99,278
46,000	C C Land Holdings	12,400
216,000	Century City International Holdings (2) (3)	16,437
144,000	Champion REIT	64,264
69,000	Chaowei Power Holdings	29,458
10,000	Cheung Kong Holdings	156,327
154,000	China BlueChemical	98,919
129,000	China Green Holdings (1)	14,808
36,000	China Lilang	23,263
580,000	China LotSynergy Holdings	14,738
57,000	China Mobile	598,452
15,040	China Ocean Resources (1)	61,181
92,000	China Sanjiang Fine Chemicals	40,702
188,000	China South City Holdings	58,439
16,000	China Ting Group Holdings	1,259
432,000	China Tontine Wines Group (1)	21,174
168,000	China Travel International Investment HK	32,504
192,000	CNOOC	394,253
310,000	Coastal Greenland (1)	14,194
810,000	CSI Properties	28,208
1,280,000	CST Mining Group (1)	14,859
70,400	Dah Sing Banking Group	132,755
16,800	Dah Sing Financial Holdings	104,553
79,000	Dan Form Holdings	8,967
187,000	Dongyue Group	88,278
113,000	Dorsett Hospitality International	25,069
160,000	Emperor Entertainment Hotel	80,691
9,500	Fairwood Holdings	19,458
79,000	Far East Consortium International	26,085
304,000	First Pacific	345,838
48,000	Giordano International	45,010
23,000	Goldlion Holdings	11,214
35,279	Great Eagle Holdings	125,590
16,500	Henderson Land Development	97,791
28,000	HKR International	13,688
11,000	Hongkong & Shanghai Hotels	17,309
38,000	Hongkong Land Holdings	234,080
22,000	Hopewell Holdings	74,062
189,000	Huabao International Holdings	82,884
420,000	Hutchison Telecommunications Hong Kong Holdings	184,187
31,000	Hysan Development	144,944
55,000	K Wah International Holdings	30,150
36,000	Kerry Properties	156,017
17,000	Kowloon Development	21,006
824,000	Lai Fung Holdings	20,725
501,000	Lai Sun Development (1)	14,346
51,000	Lai Sun Garment International (1)	9,275
28,000	Lee & Man Chemical	12,712
339,000	Loudong General Nice Resources China Holdings (1)	22,300
20,000	Luen Thai Holdings	7,352
226,000	MIE Holdings	48,389
46,000	New World Department Store China	26,640
79,602	New World Development	110,270
28,000	Norstar Founders Group (1) (2) (3)	—
125,000	Peak Sport Products	28,699
38,000	Pico Far East Holdings	12,008
52,000	Ports Design	38,767
167,000	Real Nutriceutical Group	43,295
51,000	Regal REIT	15,130
155,000	Regent Manner International	26,590
800,000	REXLot Holdings	70,166
21,000	Road King Infrastructure	21,154

The accompanying notes are an integral part of the financial statements.

Shares		Value $

42,000	Sateri Holdings	8,126
10,000	Shandong Luoxin Pharmacy Stock Class H	10,112
118,000	Silver Grant International	16,437
80,000	Sino Land	112,266
380,000	Sinofert Holdings	61,757
216,000	Sinolink Worldwide Holdings (1)	21,174
176,000	Sinoref Holdings (1)	13,167
61,500	SmarTone Telecommunications Holdings	81,069
8,000	SOCAM Development	9,524
20,000	Soundwill Holdings	35,805
17,000	Sun Hung Kai Properties	222,778
227,000	SUNeVision Holdings	69,977
46,000	Sunlight REIT	18,156
25,000	Swire Pacific Class A	288,759
63,400	Swire Properties	171,727
41,000	TAI Cheung Holdings	31,095
23,000	Television Broadcasts	134,535
234,000	Tianjin Port Development Holdings	40,746
90,000	Tianneng Power International	34,013
120,000	Tibet 5100 Water Resources Holdings	46,588
6,900	VTech Holdings	99,055
31,000	Wharf Holdings	261,099
35,000	Wheelock	178,769
89,500	XTEP International Holdings	44,098
4,000	YGM Trading	9,091
		6,713,814
	Indonesia — 0.5%
45,000	Indo Tambangraya Megah	119,361
1,837,000	Panin Financial (1)	32,593
738,500	Perusahaan Gas Negara	334,118
411,000	Perusahaan Perkebunan London Sumatra Indonesia	58,337
995,500	Telekomunikasi Indonesia Persero	207,534
		751,943
	Ireland — 0.1%
222,833	Bank of Ireland (1)	81,689
1,406	Dragon Oil	13,161
3,357	FBD Holdings	72,472
3,548	Irish Bank Resolution (1) (2) (3)	—
17,066	Total Produce	19,000
		186,322
	Israel — 2.2%
3,556	Airport City (1)	30,828
4,471	Babylon	9,573
71,701	Bank Hapoalim	384,507
113,125	Bank Leumi Le-Israel (1)	431,808
206,537	Bezeq Israeli Telecommunication	359,686
3,142	Delek Automotive Systems	34,795
1,023	Delta-Galil Industries	24,079
11,564	First International Bank of Israel	190,140
59,125	Israel Chemicals	489,264
98,338	Israel Discount Bank Class A (1)	196,885
2,524	Ituran Location and Control	46,318
3,051	Matrix IT	16,093
102,427	Migda Insurance & Financial Holding (1)	178,959
5,151	Mizrahi Tefahot Bank	60,475
36,307	Shikun & Binui	87,003
14,734	Teva Pharmaceutical Industries ADR	546,484
3,827	Union Bank of Israel (1)	17,169
		3,104,066
	Italy — 3.1%
168,571	A2A	190,083
19,560	Atlantia	428,907
10,305	Autostrada Torino-Milano	155,587
231,128	Banca Monte dei Paschi di Siena (1)	73,119
19,708	Banca Piccolo Credito Valtellinese (1)	35,321
10,479	Banca Popolare dell’Emilia Romagna (1)	100,805
13,864	Banca Popolare dell’Etruria e del Lazio (1)	12,970
111,461	Banca Popolare di Milano (1)	74,745
31,090	Banco Popolare (1)	61,884
31,503	Beni Stabili REIT	21,643
8,049	Credito Emiliano	61,036
4,098	Danieli & C Officine Meccaniche	126,138
70,400	Enel	310,654
25,368	ENI	642,372
3,603	Gtech Spa	109,532
12,008	Immobiliare Grande Distribuzione REIT	14,339
916	Industria Macchine Automatiche	31,391
114,833	Intesa Sanpaolo	285,481
26,494	Iren	39,642
7,712	Italcementi	68,585
2,543	MARR	39,983
25,335	Mediobanca	231,331
21,549	Recordati	282,927
737	Reply	47,932
14,659	Retelit (1)	11,036
6,499	Societa Cattolica di Assicurazioni	164,569
17,308	Societa Iniziative Autostradali e Servizi	181,420
22,922	Sogefi	130,714
40,342	UniCredit	303,451
13,260	Unione di Banche Italiane	91,820

The accompanying notes are an integral part of the financial statements.

Shares		Value $

5,149	Unipol Gruppo Finanziario	27,335
1,796	Vittoria Assicurazioni	21,374
1,947	Zignago Vetro	12,509
		4,390,635
	Japan — 15.6%
2,000	77 Bank	9,865
3,000	Access (1)	20,014
9,000	Achilles	14,919
4,600	ADEKA	53,845
1,100	Aeon Delight	21,344
800	Aichi Bank	36,286
13,000	Aichi Steel	66,368
500	Ain Pharmaciez	21,662
2,900	Aisan Industry	29,050
4,600	Aisin Seiki	185,955
5,000	Akita Bank	12,509
2,600	Alinco	24,855
1,800	Alpen	37,380
2,300	Alpine Electronics	27,718
900	Amuse	17,107
1,700	Aoyama Trading	43,170
1,100	Arc Land Sakamoto	16,433
1,100	Artnature	23,470
500	As One	11,024
3,300	Asahi Broadcasting	22,586
9,000	Asahi Glass	55,375
600	Asax	8,567
19,000	Atsugi	22,414
13,000	Awa Bank	67,690
1,400	Axell	26,710
3,000	Bando Chemical Industries	11,655
17,000	Bank of Kochi	19,363
5,000	Bank of Nagoya	17,085
23,000	Bank of Yokohama	126,309
7,200	Best Bridal	50,597
2,800	BML	95,393
7,000	Bunka Shutter	39,154
300	C Uyemura	12,707
1,100	CAC	9,777
6,200	Canon	194,834
2,400	Canon Electronics	44,788
2,700	Canon Marketing Japan	36,053
1,000	Central Automotive Products	6,834
500	Central Japan Railway	64,578
1,300	Charle	6,756
5,000	Chiba Bank	35,493
8,100	Chiba Kogyo Bank (1)	61,452
1,300	Chiyoda	28,478
900	Chiyoda Integre	15,542
700	Chofu Seisakusho	16,195
2,100	Chori	25,073
1,800	Chudenko	29,600
11,000	Chugoku Marine Paints	62,646
2,200	Cleanup	19,241
5,400	CMIC	73,809
4,700	CMK	13,479
1,800	Cocokara fine	51,091
3,100	Corona Class A	34,994
1,000	Create SD Holdings	36,357
6,000	Dai Nippon Printing	62,728
10,000	Daido Metal	104,648
7,000	Daihatsu Diesel Manufacturing	35,879
31,000	Daihatsu Motor	599,634
5,000	Daiichi Jitsugyo	21,408
1,100	Dai-ichi Seiko	16,825
3,800	Daiichikosho	108,400
1,000	Daikoku Denki	21,855
1,800	Dainichi	15,084
4,000	Dainichiseika Color & Chemicals Manufacturing	16,597
21,000	Daishi Bank	73,040
4,000	Daishinku	15,092
21,000	Daito Bank	21,997
11,000	Daiwa Industries	69,135
5,600	Dena	121,818
5,000	Denki Kogyo	33,001
1,500	Denyo	18,412
3,800	Doshisha	54,992
2,400	Doutor Nichires Holdings	43,519
26	Dr Ci:Labo	85,803
1,100	DTS	18,805
3,700	Duskin	75,069
6,000	Eidai	32,584
3,000	Eighteenth Bank	6,895
2,400	Elecom	34,000
700	Elematec	10,159
2,000	ESPEC	15,540
2,700	Exedy	79,932
4,900	FamilyMart	219,013
2,500	FCC	56,849
1,600	Fields	28,345
2,300	First Juken	35,179
3,400	FJ Next	19,467
2,400	Fuji Kosan	15,304
10,200	FUJIFILM Holdings	248,231
2,300	Fujikura Kasei	12,491
3,300	Fujikura Rubber	14,666
1,600	Fujishoji	19,852
8,000	Fujitsu General	96,735
1,100	FuKoKu	9,375
800	Fukuda Denshi	34,293

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,000	Fukui Bank	6,529
6,000	Fukushima Industries	80,301
1,700	Funai Electric	18,015
900	Futaba	12,430
1,200	Fuyo General Lease	49,608
2,400	Gendai Agency	14,181
3,200	Geo	29,810
4,300	Gree	36,952
1,900	G-Tekt	55,939
6,000	Gunma Bank	34,537
28,000	Hachijuni Bank	171,992
1,000	Hakuto	9,651
1,400	Happinet	10,522
1,300	Hard Off	9,823
8,000	Heiwa	133,754
18	Heiwa Real Estate REIT	14,333
1,900	Hiday Hidaka	40,520
3,000	Higashi-Nippon Bank	6,621
16,000	Higo Bank	90,634
2,800	HI-LEX	60,254
1,600	Hirano Tecseed	16,174
2,000	Hisaka Works	17,940
800	Hogy Medical	46,456
2,000	Hokkoku Bank	7,363
1,150	Honeys	12,596
2,000	Hosokawa Micron	14,177
6,200	Hoya	148,364
22,000	Hyakugo Bank	89,271
13,000	Hyakujushi Bank	47,198
1,900	Ichirokudo	9,391
900	Idemitsu Kosan	75,145
2,700	Imasen Electric Industrial	38,030
2,500	Inaba Denki Sangyo	75,181
7,600	Inabata	74,122
1,700	Ines	11,238
1,800	Infocom	15,834
1,300	Information Services International- Dentsu	14,635
42,200	Inpex	486,675
2,700	IT Holdings	38,744
22,000	ITOCHU	263,561
1,600	Itochu Enex	8,705
300	Itochu-Shokuhin	9,916
14,000	Iwatsu Electric	14,095
12,000	Iyo Bank	124,723
2,000	Japan Digital Laboratory	23,818
3,900	Japan Foundation Engineering	16,738
5,200	Japan Petroleum Exploration	211,004
1,900	J-COM Holdings	15,613
31,000	Juroku Bank	121,062
5,300	JVC Kenwood	10,349
26,900	JX Holdings	132,681
17,000	Kagoshima Bank	113,933
10,000	Kaken Pharmaceutical	156,005
2,000	Kamei	14,848
17,000	Kamigumi	147,473
12,000	Kandenko	75,664
13,000	Kaneka	82,101
2,500	Kanematsu Electronics	32,493
6,000	Kanto Natural Gas Development	42,225
3,600	Kato Sangyo	73,699
2,000	Kawagishi Bridge Works	7,424
4,000	KDDI	216,007
3,100	Keihin	50,411
27,000	Keiyo Bank	137,018
1,200	Kenko Mayonnaise	10,886
20,000	Kinden	218,855
9,000	Kinki Sharyo	27,459
2,000	Koatsu Gas Kogyo	11,105
600	Kohnan Shoji	6,297
5,000	KOMAIHALTEC	16,526
700	Komatsu Wall Industry	14,708
2,300	Konaka	20,443
16,500	Konica Minolta Holdings	136,255
3,700	Konishi	74,429
700	Kura	11,333
4,100	Kuroda Electric	57,249
3,300	Kyoei Steel	67,960
8,000	Kyowa Exeo	94,702
3,000	Kyudenko	18,031
1,200	LEC	15,279
10,000	Lonseal (1)	12,712
900	Macnica	24,337
8,000	Maeda Road Construction	141,645
900	Maezawa Kyuso Industries	11,734
18,000	Mamiya-Op	33,133
1,500	Mars Engineering	28,633
51,000	Marubeni	397,813
900	Maruka Machinery	13,427
2,300	Matsuda Sangyo	32,139
3,900	Matsumotokiyoshi Holdings	131,282
10,900	Medipal Holdings	146,767
2,200	Megachips	35,977
2,900	Meiko Network Japan	33,386
9,000	Meisei Industrial	38,534
1,200	Meitec	31,889
5,100	Meiwa	16,805
1,900	Melco Holdings	25,970
10	MID Class A REIT	23,045
700	Ministop	10,913

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,300	Miraca Holdings	193,069
600	Miraial	9,726
1,700	Mitani	36,721
1,300	Mitani Sekisan	20,545
14,000	Mito Securities	66,775
4,400	Mitsubishi	88,689
15,000	Mitsubishi Chemical Holdings	69,867
3,300	Mitsubishi Shokuhin	92,090
7,000	Mitsubishi Tanabe Pharma	98,525
84,100	Mitsubishi UFJ Financial Group	530,276
7,000	Mitsui	99,664
5,000	Mitsui Engineering & Shipbuilding	9,763
2,800	Mitsui High-Tec	19,762
4,400	Mitsui Knowledge Industry	6,891
1,400	Mixi	16,445
11,000	Miyazaki Bank	31,882
1,800	Mochida Pharmaceutical	114,045
4,000	Morita Holdings	35,147
9,800	Moshi Moshi Hotline	122,787
800	MTI	10,023
2,600	NAC	46,643
700	Nafco	9,988
1,100	Nagaileben	18,134
2,000	Nakayo Telecommunications	6,651
5,800	Namco Bandai Holdings	109,122
7,300	Namura Shipbuilding	105,124
2,600	Natoco	34,110
1,100	NEC Fielding	12,429
3,500	Nexon	40,791
2,800	NIFTY	36,449
1,300	Nihon Eslead	14,358
2,000	Nihon Parkerizing	38,971
8,000	Nippon Denko	23,187
2,000	Nippon Densetsu Kogyo	24,957
21,000	Nippon Electric Glass	107,638
9,000	Nippon Konpo Unyu Soko	156,331
7,000	Nippon Pillar Packing	47,910
6,000	Nippon Seiki	97,630
2,000	Nippon Seisen	9,112
2,000	Nippon Steel & Sumikin Bussan	6,061
14,000	Nippon Steel & Sumikin Texeng	56,951
8,100	Nippon Telegraph & Telephone	419,292
23,000	Nishi-Nippon City Bank	61,985
1,500	Nissei Plastic Industrial	9,748
900	Nisshin Fudosan	7,167
3,000	Nissin Kogyo	55,863
200	Nissin Sugar	4,194
2,200	Nitori Holdings	206,061
8,000	Nittetsu Mining	45,724
9,500	Nittoc Construction	41,351
2,400	Nittoku Engineering	21,259
3,000	Noritake	8,146
8,200	North Pacific Bank	35,692
38,900	NTT DoCoMo	617,146
7,000	Obayashi Road	40,862
15,000	Ogaki Kyoritsu Bank	42,103
1,300	Ohara	8,078
13,000	Oita Bank	47,595
500	Okinawa Cellular Telephone	12,290
8,000	OKK	11,634
5,000	Osaki Electric	32,849
22,700	Otsuka Holdings	644,086
1,200	Otsuka Kagu	13,522
14,000	Pacific Metals	51,114
800	Pal	22,309
6,000	PanaHome	40,517
3,300	Piolax	113,434
1,800	Plant	17,079
1,400	Pressance	44,635
6,000	Regal	22,333
21,000	Rengo	111,909
7,200	Renown (1)	9,739
55,700	Resona Holdings	288,895
10,000	Rhythm Watch	14,746
2,800	Ricoh Leasing	79,817
1,800	Right On	15,432
11,000	Riken	47,991
1,500	Riken Keiki	11,472
1,100	Riso Kagaku	24,454
2,900	Rohm	118,412
1,300	Roland	15,587
1,000	Ryoden Trading	6,814
700	Ryosan	13,526
1,200	Ryoyo Electro	10,971
1,500	S Foods	15,072
2,500	Saizeriya	30,840
9,000	Sakai Chemical Industry	29,747
7,000	Sakata INX	66,348
2,800	San-A Class A	79,703
2,000	San-Ai Oil	8,624
13,000	San-In Godo Bank	94,000
5,000	Sanki Engineering	31,120
3,000	Sankyo Frontier	22,486
9,000	Sankyu	32,127
1,900	Sanoh Industrial	13,622
5,000	Sanyo Chemical Industries	34,323
800	Sanyo Housing Nagoya	9,275
16,000	Sasebo Heavy Industries (1)	16,597
900	SBS Holdings	13,272
36,000	Seikitokyu Kogyo (1)	51,622
10,000	Seino Holdings	98,342

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,000	Sekisui House	57,073
6,000	Sekisui Jushi	87,074
13,000	Shiga Bank	70,863
6,000	Shikoku Bank	13,851
11,000	Shikoku Chemicals	79,986
1,700	Shimachu	41,182
14,000	Shinagawa Refractories	30,469
9,800	Shin-Etsu Polymer	34,384
1,100	Shinko Shoji	9,397
5,000	Shinmaywa Industries	39,103
4,000	Shinsho	8,258
4,000	Shiroki	8,949
2,000	Shizuoka Bank	22,435
2,600	Showa	35,881
3,000	Sinanen	11,685
4,600	Sinko Industries	37,799
9,400	Sintokogio	70,455
6,500	SKY Perfect JSAT Holdings	37,481
20,400	Skymark Airlines	69,708
3,600	SNT	13,729
6,800	Softbrain (1)	9,405
1,200	Sogo Medical	45,520
15,900	Sony Financial Holdings	295,427
1,100	SRA Holdings	12,305
1,100	St. Marc Holdings	56,493
2,100	Step	18,046
3,500	Studio Alice	45,205
5,000	Sumiken Mitsui Road	13,017
5,200	Sumitomo Densetsu	76,681
7,600	Sumitomo Forestry	88,034
19,000	Sumitomo Metal Mining	262,402
2,600	Sumitomo Mitsui Financial Group	124,672
3,000	Suncall (1)	17,238
1,400	Systena	10,208
6,000	T RAD	18,916
600	T&K Toka	12,716
3,800	Tachi-S Class S	60,441
15	Tact Home (2) (3)	36,306
7,000	Taihei Dengyo Kaisha	49,191
1,600	Taiho Kogyo Class A	20,047
800	Takamatsu Construction Group	14,937
3,500	Taka-Q Class Q	11,497
5,000	Takara Standard	40,171
4,000	Takasago Thermal Engineering	33,357
3,000	Takiron	12,722
7,000	Takisawa Machine Tool	10,394
8,000	Tayca	24,245
3,000	TBK	16,597
1,900	TechMatrix	11,342
3,100	Tecmo Koei Holdings	35,121
4,000	Teikoku Sen-I Class I	36,652
3,500	Tenma	45,205
1,100	TKC	18,246
4,000	Toa/Hyogo	33,845
18,000	Toa/Tokyo	43,568
21,000	Toagosei	94,824
3,600	Tocalo	58,798
7,000	Tochigi Bank	26,696
400	Toei Animation	10,479
5,000	Toho Bank	15,662
4,800	Toho Holdings	92,456
1,800	Tokai	47,686
2,200	Tokai Rika	46,403
3,900	Tokai Rubber Industries	35,775
310	Token	16,425
5,000	Tokuyama	19,221
2,000	Tokyo Energy & Systems	10,617
1,300	Tokyo Ohka Kogyo	28,583
5,000	Tokyo Tekko	21,408
500	Tomen Electronics	5,665
2,500	Tomoe Engineering	39,739
2,200	TOMONY Holdings	8,278
4,900	Toppan Forms	45,596
6,000	Toppan Printing	47,229
3,900	Topre	54,496
1,000	Toridoll.corp	9,397
20,000	Toshiba TEC	122,852
30,000	Towa Bank	27,459
17,000	Toyo Ink SC Holdings	86,271
15,000	Toyo Kohan	68,036
7,700	Toyo Seikan Group Holdings	159,121
4,900	Toyoda Gosei	121,890
1,100	Trancom	34,399
1,600	Transcosmos	27,646
2,400	Trusco Nakayama	50,963
6,500	TS Tech	242,601
6,000	TYK	15,011
4,000	Uniden (1)	9,926
3,700	Unipres	74,391
2,800	Universal Entertainment	55,698
3,100	Utoc	10,215
1,100	Valor	15,829
8	Village Vanguard	12,358
1,300	Vital KSK Holdings	9,096
7,000	Wakita	90,908
600	Warabeya Nichiyo	11,173
5,000	Watanabe Sato	15,611
800	Wowow	30,672
4,000	Yamagata Bank	16,597
5,000	Yamaguchi Financial Group	46,934

The accompanying notes are an integral part of the financial statements.

Shares		Value $

2,000	Yamanashi Chuo Bank	8,421
2,300	Yamazen	14,549
600	Yaoko	22,333
1,000	Yellow Hat	18,184
15,000	Yodogawa Steel Works	67,731
800	Yonkyu	10,455
2,600	Yorozu	51,164
3,700	Yusen Air & Sea Service	41,692
3,000	Zojirushi	12,021
		22,524,227
	Kazakhstan — 0.1%
14,647	KazMunaiGas Exploration Production JSC GDR	207,841

	Liechtenstein — 0.0%
183	Verwaltungs-und Privat-Bank	17,769

	Luxembourg — 0.3%
12,241	Oriflame Cosmetics	387,251

	Malaysia — 0.2%
19,400	APM Automotive Holdings	35,289
6,644	Berjaya Sports Toto	8,569
23,000	HAP Seng Consolidated	17,858
80,000	Kulim Malaysia	86,197
36,400	Kumpulan Fima	22,724
55,600	Mudajaya Group	48,983
29,000	OSK Holdings	15,072
28,500	Padini Holdings	15,986
		250,678
	Malta — 0.0%
22,416	BGP Holdings (1) (2) (3)	—

	Mexico — 0.1%
4,200	America Movil ADR	89,922
49,300	Consorcio (1)	19,233
50,800	Urbi Desarrollos Urbanos (1) (2) (3)	852
		110,007
	Netherlands — 3.1%
53,755	Aegon	427,991
787	Amsterdam Commodities	17,556
11,247	ArcelorMittal	177,674
1,531	ASM International	50,544
5,852	Fugro	366,172
1,618	Heineken	111,820
17,132	ING Groep (1)	218,258
28,212	Koninklijke Ahold	537,036
1,400	LyondellBasell Industries Class A	104,440
18,493	Royal Dutch Shell	616,802
8,198	Royal Dutch Shell Class A	272,951
7,102	Royal Dutch Shell Class B	245,912
1,155	Sligro Food Group	43,243
2,906	SNS Reaal (1) (2) (3)	—
12,356	Unilever	489,368
15,100	VimpelCom ADR	217,289
470	Wereldhave REIT	36,585
8,445	Wolters Kluwer	229,095
7,920	Ziggo	339,862
		4,502,598
	New Zealand — 0.3%
60,794	Air New Zealand	80,848
11,592	New Zealand Oil & Gas	8,043
7,005	Nuplex Industries	20,252
4,703	Restaurant Brands New Zealand	11,576
7,308	Skellerup Holdings	10,262
38,801	Sky Network Television	198,708
11,945	Warehouse Group	36,309
		365,998
	Norway — 1.8%
370	Bonheur	8,484
630	Ekornes	10,265
530	Farstad Shipping	12,064
6,293	Fred Olsen Energy	265,016
16,042	Gjensidige Forsikring	299,387
8,381	Kongsberg Gruppen	174,573
413	Leroy Seafood Group	12,835
18,921	Norske Skogindustrier (1)	10,361
9,365	Petroleum Geo-Services	113,581
9,215	SpareBank 1 SMN	77,784
7,783	SpareBank 1 SR Bank	69,946
19,957	Statoil	472,688
12,340	Telenor	296,423
9,572	TGS Nopec Geophysical	263,377
11,223	Yara International	484,510
		2,571,294
	Philippines — 0.1%
253,200	Aboitiz Power	199,232

	Poland — 0.7%
6,129	Asseco Poland	100,102
458	Budimex	19,329
10,696	Enea	50,349
7,475	KGHM Polska Miedz	302,242
28,880	PGE	168,760
1,169	Powszechny Zaklad Ubezpieczen	177,910
65,724	Synthos	111,377

The accompanying notes are an integral part of the financial statements.

Shares		Value $

88,521	Tauron Polska Energia	144,549
		1,074,618
	Portugal — 0.4%
102,765	Banco Espirito Santo (1)	135,762
14,380	Mota-Engil SGPS	66,188
28,258	Portucel	108,964
5,599	Redes Energeticas Nacionais	16,839
19,509	Semapa-Sociedade de Investimento e Gestao	191,485
26,564	Sonaecom - SGPS	86,273
		605,511
	Russia — 1.7%
5,777	Alliance Oil (NASDAQ) (1) (2) (3)	51,414
8,100	CTC Media (NASDAQ)	102,384
26,946	Gazprom ADR	251,541
2,505	Gazprom Neft OAO ADR	56,563
5,764	Globaltrans Investment GDR	87,613
7,022	LUKOIL ADR	459,730
21,821	MMC Norilsk Nickel ADR	330,370
23,200	Rosneft Oil GDR	183,164
6,425	Sistema JSFC GDR	172,190
49,078	Surgutneftegas OAO ADR	429,433
7,100	Tatneft OAO ADR	291,881
		2,416,283
	Singapore — 0.9%
56,000	Ausgroup	13,299
163,000	Biosensors International Group	123,346
47,000	Boustead Singapore	56,943
220,000	ComfortDelGro	340,927
20,000	CSE Global	15,215
16,000	Far East Orchard	25,245
40,000	Frasers Commercial Trust REIT	41,539
2,200	Haw Par	13,159
30,000	Ho Bee Land	49,750
64,000	Hong Fok	36,838
9,000	Hong Leong Asia	10,542
5,000	Hong Leong Finance	10,586
89,000	Indofood Agri Resources	65,199
8,000	Jardine Cycle & Carriage	236,033
18,000	Jurong Technologies Industrial (1) (2) (3)	—
67,000	Mapletree Logistics Trust REIT	59,061
19,000	Metro Holdings	12,772
44,000	Pan-United	34,181
20,000	Sembcorp Industries	85,654
4,000	Singapore Land	27,950
16,000	UMS Holdings	7,149
10,000	UOL Group	53,051
27,000	Wheelock Properties Singapore	36,951
		1,355,390
	South Africa — 1.5%
73,319	African Bank Investments	124,161
9,592	Capital Property Fund	10,224
14,989	Gold Fields	70,326
19,400	Harmony Gold Mining ADR	65,960
2,599	Kumba Iron Ore	108,796
2,794	Lewis Group	19,519
25,890	MTN Group	514,615
3,283	Raubex Group	7,783
12,619	Reunert	88,621
7,199	Sasol	367,811
14,410	Sun International	146,343
5,259	Truworths International	50,292
43,584	Vodacom Group	499,281
3,806	Wilson Bayly Holmes-Ovcon	66,723
		2,140,455
	South Korea — 2.8%
311	Asia Cement (2) (3)	28,439
1,018	AtlasBX	35,893
2,730	Bukwang Pharmaceutical	37,189
490	Daechang Forging	22,312
1,301	Daelim Industrial	120,687
240	Dongil Industries	11,924
5,260	Dongkook Industrial (1)	14,405
2,098	Dongyang E&P	35,601
2,400	DRB Holding	17,557
1,110	Global & Yuasa Battery	52,112
41	Gwangju Shinsegae	10,127
5,480	Halla Visteon Climate Control	205,096
3,691	Hansae Yes24 Holdings	16,685
10,710	Hanshin Machinery	12,722
790	Husteel	14,448
7,130	Hyundai Hy Communications &Networks	31,995
1,692	Hyundai Mobis	477,732
5,860	Industrial Bank of Korea	67,674
1,183	INTOPS	25,205
1,870	Inzi Controls	9,326
6,566	Inzi Display	11,854
1,124	Jinro Distillers	21,087
7,680	KB Financial Group	304,087
6,085	Kia Motors	353,943
940	Korea Export Packaging	21,800
3,110	Korea United Pharm	31,371
5,590	KT	184,708
4,672	KT&G	341,343
630	Kukdo Chemical	30,052
720	Kunsul Chemical Industrial	19,582

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,469	Kyungdong Pharm	41,370
5,710	Kyungnam Energy	29,391
485	MegaStudy	33,880
100	Mi Chang Oil Industrial	7,400
752	NEOWIZ HOLDINGS (1)	7,940
2,890	S&T Dynamics	38,688
2,610	Saeron Automotive	19,955
698	Samchully	86,201
5,320	Samho Development	12,087
3,730	Samjin Pharmaceutical	47,471
423	Samsung Electronics	584,205
462	SeAH Steel	39,329
520	Sebang	9,363
470	Sejong Industrial	7,377
695	Sindoh	45,864
557	SK Gas	39,330
4,993	Sungwoo Hitech	77,431
5,350	Tae Kyung Industrial	23,655
1,260	Taeyoung Engineering & Construction	6,794
990	Whanin Pharmaceutical	10,266
14,860	Woori Finance Holdings	176,513
4,700	Yoosung Enterprise	22,464
1,540	Youlchon Chemical	18,075
531	Youngone Holdings	32,288
		3,984,293
	Spain — 1.8%
23,145	Banco Bilbao Vizcaya Argentaria	271,168
7,839	Banco Popular Espanol (1)	44,617
4,187	Bolsas y Mercados Espanoles	156,705
17,985	CaixaBank	93,501
825	Caja de Ahorros del Mediterraneo (1) (2) (3)	—
10,053	Duro Felguera	65,791
16,479	Enagas	440,553
24,901	Ence Energia y Celulosa	100,076
14,955	Gas Natural SDG	352,702
43,395	Mapfre	174,638
3,969	Red Electrica	247,406
10,768	Repsol	289,190
18,391	Telefonica	324,241
		2,560,588
	Sweden — 1.9%
2,987	Axfood	154,650
1,000	D Carnegie (1) (2) (3)	—
4,428	HIQ International (1)	25,693
3,339	Holmen Class B	110,938
16,778	Industrivarden Class C	299,050
18,350	Investor Class B	589,574
3,831	JM	109,372
2,418	Kungsleden	17,762
5,242	Loomis Class B	125,791
3,246	Millicom International Cellular	299,301
3,434	Modern Times Group Class B	187,491
533	NCC Class B	16,418
3,297	Nolato Class B	67,288
5,284	PA Resources (1)	8,154
4,453	Sandvik	60,266
33,887	Tele2 Class B	408,942
23,732	Telefonaktiebolaget LM Ericsson Class B	283,280
		2,763,970
	Switzerland — 3.2%
991	Autoneum Holding	132,155
200	Basler Kantonalbank	16,807
5	Conzzeta	10,393
11,743	Ferrexpo	34,193
779	Helvetia Holding	367,672
2,212	Highlight Communications	11,362
1,465	Implenia	98,571
1,327	Kardex	57,549
10	Metall Zug	24,004
13,593	Novartis	1,055,411
1,292	PSP Swiss Property	111,066
3,832	Roche Holding	1,060,890
1,153	Schweizerische National-Versicherungs-Gesellschaft Class V	56,992
7,175	Swiss Re	630,239
776	Swisscom	396,061
132	Vaudoise Assurances Holding	55,900
3,704	Vontobel Holding	148,389
245	Walter Meier	15,593
1,226	Zurich Insurance Group	339,013
		4,622,260
	Taiwan — 1.6%
9,000	Ability Enterprise	6,785
7,000	ACES Electronic	5,194
2,000	Asustek Computer	15,317
7,000	Audix	7,434
11,000	AV Tech	33,210
23,000	Chenbro Micom	26,930
11,607	Chicony Electronics	28,880
35,000	Chin-Poon Industrial	58,374
20,000	Creative Sensor	12,049
9,000	CviLux	10,798
7,420	Cyberlink	21,619
14,000	DA CIN Construction	12,437
10,000	Dynapack International Technology	28,523
24,069	FSP Technology	22,284
92,000	G Shank Enterprise	56,992

The accompanying notes are an integral part of the financial statements.

Shares		Value $

48,000	Gigabyte Technology	53,588
3,000	Global Mixed Mode Technology	7,985
12,000	Great China Metal Industry	14,235
12,000	Greatek Electronics	10,395
25,000	Hold-Key Electric Wire & Cable	8,935
6,000	Holiday Entertainment	7,301
14,000	Integrated Memory Logic	32,070
48,000	ITEQ	53,425
2,000	KD Holding	12,866
26,000	Kung Long Batteries Industrial	71,329
24,800	Kwong Fong Industries (2) (3)	18,465
4,000	Lotes	9,830
8,000	Lumax International	20,422
26,000	Mercuries & Associates	19,558
25,000	Micro-Star International	16,806
19,000	Portwell	17,785
118,000	Pou Chen	143,787
91,000	Powertech Technology	164,162
19,000	Primax Electronics	17,461
18,000	Prime Oil Chemical Service	15,439
36,017	Radiant Opto-Electronics	134,852
3,841	Raydium Semiconductor	11,572
58,470	Realtek Semiconductor	136,127
51,000	Sigurd Microelectronics	49,473
19,280	Silitech Technology	24,904
17,000	Simplo Technology	83,613
5,250	Sinmag Equipment	25,196
19,000	Sirtec International	36,604
21,000	Syncmold Enterprise	36,097
29,000	Taiwan Chinsan Electronic Industrial	47,183
21,000	Taiwan Line Tek Electronic	17,762
39,000	Taiwan PCB Techvest	44,735
30,000	Taiwan Semiconductor	24,660
35,000	Taiwan Sogo Shin Kong SEC	43,542
61,000	Taiwan Surface Mounting Technology	86,892
45,000	Teco Electric and Machinery	48,018
19,302	Test Research	26,280
32,000	Thinking Electronic Industrial	37,142
10,198	Topco Scientific	17,842
21,000	TPK Holding	147,603
18,000	Transcend Information	56,856
11,000	Ways Technical	16,062
7,349	Zeng Hsing Industrial	43,149
		2,258,834
	Thailand — 0.5%
13,300	Delta Electronics Thai	20,404
123,300	Delta Electronics Thai NVDR	189,159
59,550	Lanna Resources	23,724
92,000	Property Perfect	3,222
6,100	PTT	62,127
16,500	PTT NVDR	168,048
5,500	PTT Exploration & Production	29,775
30,000	PTT Exploration & Production NVDR	162,410
74,800	Thai Tap Water Supply	24,753
		683,622
	Turkey — 0.5%
19,435	EGE Seramik Sanayi ve Ticaret	26,092
14,518	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret	18,400
4,791	Ford Otomotiv Sanayi	67,440
7,319	Gubre Fabrikalari (1)	61,412
22,963	Ipek Dogal Enerji Kaynaklari Ve Uretim (1)	58,436
30,320	Is Gayrimenkul Yatirim Ortakligi REIT	21,871
25,781	Koza Anadolu Metal Madencilik Isletmeleri (1)	56,308
3,204	Tofas Turk Otomobil Fabrikasi	21,266
21,818	Turk Hava Yollari	85,469
85,159	Turk Telekomunikasyon	294,350
2,147	Turk Traktor ve Ziraat Makineleri	70,984
		782,028
	United Kingdom — 15.6%
43,545	Aberdeen Asset Management	309,235
69,051	Afren (1)	174,601
39,830	African Barrick Gold	122,938
5,152	Albemarle & Bond Holdings	3,593
21,158	AMEC	399,297
66,211	Amlin	452,363
25,995	Anglo American	618,958
8,615	Anglo American (South African Shares)	204,306
11,226	Anglo Pacific Group	39,960
31,280	Antofagasta	428,823
40,119	Ashmore Group	260,204
19,996	AstraZeneca	1,060,926
85,913	BAE Systems	626,367
71,320	Barclays	301,441
77,907	Beazley	285,810
4,800	Bellway	115,754
6,588	Berendsen	102,517
6,865	Berkeley Group Holdings	257,574
12,661	BHP Billiton	391,907
70,272	BP	543,882
9,761	British American Tobacco	537,765
31,929	British Sky Broadcasting Group	479,956
68,588	BT Group Class A	414,605

The accompanying notes are an integral part of the financial statements.

Shares		Value $

79	Camellia	11,077
101,322	Centrica	574,137
18,271	Chesnara	85,544
8,778	Close Brothers Group	178,046
70,699	Cobham	326,703
8,229	CSR	72,504
9,902	Dairy Crest Group	85,180
23,546	Dart Group	88,533
69,621	Debenhams	113,752
73,157	EnQuest (1)	156,597
3,705	Eros International (1)	17,228
15,987	Fenner	102,535
867	Games Workshop Group	10,836
57,802	GKN	340,971
40,444	GlaxoSmithKline	1,065,783
6,733	Go-Ahead Group	181,585
8,222	Greene King	108,762
17,100	Greggs	126,124
8,028	Gulfsands Petroleum (1)	7,723
5,057	H&T Group	13,379
17,597	Halfords Group	119,492
28,091	Highland Gold Mining	31,416
2,398	Hilton Food Group	16,457
26,974	Hiscox	286,102
48,678	Home Retail Group	155,321
69,828	HSBC Holdings	763,700
59,200	HSBC Holdings (Hong Kong Shares)	652,475
1,349	Immunodiagnostic Systems Holdings	10,480
15,285	Interserve	150,480
39,270	Investec	274,910
40,856	JKX Oil & Gas (1)	48,640
3,290	John Menzies	43,204
33,754	Kazakhmys	141,744
72,939	Ladbrokes	223,494
155,520	Legal & General Group	539,371
55,368	Man Group	79,012
5,151	Micro Focus International	67,601
49,726	Mitie Group	250,914
23,596	Morgan Advanced Materials	115,016
6,598	Northgate	47,924
9,070	Pace	44,298
19,292	Petropavlovsk	24,746
62,382	QinetiQ Group	197,948
10,841	Reckitt Benckiser Group	842,708
7,556	Rexam	62,939
3,727	Rio Tinto	188,720
100,273	Royal Bank of Scotland Group (1)	591,023
7,662	RPC Group	62,655
49,085	Sage Group	265,309
56,108	Smith & Nephew	717,015
20,306	Smiths Group	467,220
22,448	Spirent Communications	39,917
9,072	St. Ives	26,329
27,490	Stagecoach Group	155,154
57,373	Standard Life	323,814
103,856	Tesco	606,480
6,000	TT electronics	19,145
24,615	Unilever	996,567
12,355	Vedanta Resources	210,582
14,378	WH Smith	207,715
98,454	WM Morrison Supermarkets	444,540
7,801	WS Atkins	154,351
12,372	Xchanging	25,194
		22,491,903
	TOTAL COMMON STOCK (Cost $121,266,157)	133,695,749

	PREFERRED STOCK — 0.6%
	Brazil — 0.4%
9,300	AES Tiete	90,916
8,200	Cia Energetica de Sao Paulo	85,763
800	Cia Energetica do Ceara Class A	14,102
15,200	Vale Class A	222,823
11,100	Vale Class B ADR	162,504
		576,108
	Germany — 0.2%
1,229	Jungheinrich	76,760
16	KSB	9,995
4,373	ProSiebenSat. 1 Media	208,286
		295,041
	Italy — 0.0%
6,081	Unipol Gruppo Finanziario	27,329

	TOTAL PREFERRED STOCK (Cost $802,605)	898,478

	INVESTMENT COMPANY — 0.2%
	Australia — 0.1%
31,832	WAM Capital	56,562

	Guernsey — 0.0%
5,215	Tetragon Financial Group	51,837

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Switzerland — 0.1%
1,123	BB Biotech (1)	168,447

	TOTAL INVESTMENT COMPANY (Cost $237,772)	276,846

	WARRANTS (1) — 0.0%
	Canada — 0.0%
7	Yellow Media Expires 12/20/22 (Cost $18)	20

	RIGHTS — 0.0%
	Hong Kong — 0.0%
620	New World Development (1) (2) (3) (Cost $—)	—

	TOTAL INVESTMENTS — 93.7% (Cost $122,306,552)	134,871,093

	OTHER ASSETS LESS LIABILITIES — 6.3%	9,130,958

	NET ASSETS — 100%	$144,002,051

(1)    Denotes non-income producing security.

(2)    Security considered illiquid. On October 31, 2013 the value of these securities amounted to $186,311, representing 0.1% of the net assets of the Fund.

(3)    Security is fair valued. (See Note 2 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at October 31, 2013, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
FTSE 100 Index	53	Dec-2013	$85,713

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2013, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
BNP Paribas	11/7/13	USD	1,295,892	EUR	953,100	$(1,807)
HSBC	11/7/13	USD	4,800,920	GBP	2,965,900	(45,467)
HSBC	11/7/13-12/5/13	TRY	2,632,200	USD	1,312,439	(2,152)
HSBC	11/21/13	CAD	691,800	USD	661,882	(1,328)
HSBC	11/21/13	ZAR	16,250,100	USD	1,643,101	28,257
JPMorgan Securities	11/7/13	USD	2,104,807	EUR	1,525,300	(33,810)
State Street Bank	12/5/13	USD	3,382,025	EUR	2,478,400	(16,735)
Standard Chartered	11/21/13	BRL	3,184,126	USD	1,464,572	49,032
Toronto Dominion Bank	11/21/13	CAD	4,624,500	USD	4,483,625	50,243
Westpac	12/5/13	USD	4,756,844	GBP	2,965,900	(2,392)
						$23,841

ADR — American Depositary Receipt

BRL — Brazilian Real

CAD — Canadian Dollar

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound

GDR — Global Depositary Receipt

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

TRY — Turkish New Lira

USD — United States Dollar

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock (1)
Australia	$6,015,967	$34,398	$—	$6,050,365
Austria	1,818,375	—	—	1,818,375
Belgium	1,414,624	—	—	1,414,624
Bermuda	938,022	—	—	938,022
Brazil	1,219,356	—	—	1,219,356
Cambodia	96,045	—	—	96,045
Canada	5,456,676	—	—	5,456,676
Chile	67,085	—	—	67,085
China	2,389,596	—	—	2,389,596
Cyprus	5,274	—	—	5,274
Czech Republic	508,829	—	—	508,829
Denmark	1,660,751	—	—	1,660,751
Egypt	98,631	—	—	98,631
Finland	1,925,628	—	—	1,925,628
France	9,976,089	—	—	9,976,089
Gabon	69,360	—	—	69,360
Germany	5,518,336	—	—	5,518,336
Greece	277,331	—	—	277,331
Guernsey	181,946	—	—	181,946
Hong Kong	6,697,377	16,437	—	6,713,814
Indonesia	751,943	—	—	751,943
Ireland	186,322	—	—	186,322
Israel	3,104,066	—	—	3,104,066
Italy	4,390,635	—	—	4,390,635
Japan	22,487,921	36,306	—	22,524,227
Kazakhstan	207,841	—	—	207,841
Liechtenstein	17,769	—	—	17,769
Luxembourg	387,251	—	—	387,251
Malaysia	250,678	—	—	250,678
Mexico	109,155	852	—	110,007
Netherlands	4,502,598	—	—	4,502,598
New Zealand	365,998	—	—	365,998
Norway	2,571,294	—	—	2,571,294
Philippines	199,232	—	—	199,232
Poland	1,074,618	—	—	1,074,618
Portugal	605,511	—	—	605,511
Russia	2,364,869	51,414	—	2,416,283
Singapore	1,355,390	—	—	1,355,390
South Africa	2,140,455	—	—	2,140,455
South Korea	3,955,854	28,439	—	3,984,293
Spain	2,560,588	—	—	2,560,588
Sweden	2,763,970	—	—	2,763,970
Switzerland	4,622,260	—	—	4,622,260
Taiwan	2,240,369	18,465	—	2,258,834
Thailand	683,622	—	—	683,622
Turkey	782,028	—	—	782,028
United Kingdom	22,491,903	—	—	22,491,903
Total Common Stock	$133,509,438	$186,311	$—	$133,695,749
Preferred Stock
Brazil	576,108	—	—	576,108
Germany	295,041	—	—	295,041
Italy	27,329	—	—	27,329
Total Preferred Stock	898,478	—	—	898,478

The accompanying notes are an integral part of the financial statements.

Investments in Securities	Level 1	Level 2	Level 3	Total
Investment Company
Australia	$56,562	$—	$—	$56,562
Guernsey	51,837	—	—	51,837
Switzerland	168,447	—	—	168,447
Total Investment Company	276,846	—	—	276,846
Warrants
Canada	20	—	—	20
Total Warrants	20	—	—	20
Rights
Hong Kong	—	—	—	—
Total Rights	—	—	—	—
Total Investments in Securities	$134,684,782	$186,311	$—	$134,871,093

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$85,713	$—	$—	$85,713
Forwards — Unrealized Appreciation	—	127,532	—	127,532
Forwards — Unrealized Depreciation	—	(103,691)	—	(103,691)
Total Other Financial Instruments	$85,713	$23,841	$—	$109,554

(1)              Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the beginning of the period. As of October 31, 2013, the Fund had securities with a total value of $186,311 transfer from Level 1 to Level 2. The change in level occurred due to a halt in trading of these securities.

The accompanying notes are an integral part of the financial statements.

Schroder Global Multi-Cap Equity Fund

Schedule of Investments

October 31, 2013

Shares		Value $

	COMMON STOCK — 98.5%
	Australia — 2.5%
55,269	Adelaide Brighton	201,115
15,720	ALS	149,024
3,629	ARB	39,959
19,362	Atlas Iron	18,941
58,133	Ausdrill	84,065
11,909	Ausenco	18,572
4,167	Austin Engineering	15,557
29,861	Australian Pharmaceutical Industries	18,204
6,313	BHP Billiton	224,708
16,878	Bradken	99,542
26,991	BWP Trust REIT	58,674
22,644	Cabcharge Australia	86,250
11,305	Cardno	75,649
5,661	Cochlear	315,145
10,209	Codan	16,886
22,348	Collection House	36,330
16,670	Decmil Group	39,862
23,412	Downer EDI	109,091
65,682	Emeco Holdings	21,417
12,566	Fleetwood	40,025
3,618	Flight Centre	177,510
15,318	Forge Group	63,703
12,629	GUD Holdings	70,782
12,459	Imdex	8,479
23,716	Kingsgate Consolidated	32,166
12,747	Leighton Holdings	215,777
8,652	MACA	20,607
5,141	Macquarie Group	247,568
16,029	Mermaid Marine Australia	56,812
8,571	Mineral Resources	91,783
14,241	Monadelphous Group	244,701
145,504	Mount Gibson Iron	122,396
45,707	Myer Holdings	108,000
49,561	NRW Holdings	65,580
4,798	OrotonGroup	24,352
9,648	OZ Minerals	33,010
9,238	Platinum Asset Management	53,872
16,087	RCR Tomlinson	53,977
141,873	Resolute Mining (1)	86,489
25,362	Seven Group Holdings	200,158
99,558	St. Barbara (1)	45,167
5,886	Technology One	11,293
89,465	Telstra	438,011
14,696	Thorn Group	35,558
24,791	TPG Telecom	109,190
5,752	Webjet	17,125
4,940	Woolworths	162,950
11,778	Wotif.com Holdings	49,426
		4,515,458
	Austria — 0.7%
3,925	Oesterreichische Post	184,470
16,260	OMV	775,899
6,643	Raiffeisen Bank International	244,160
3,487	Verbund	81,883
		1,286,412
	Belgium — 0.7%
2,945	Ageas	125,336
984	Barco	74,564
11,266	Belgacom	308,453
8,235	Colruyt	460,606
872	EVS Broadcast Equipment	57,185
9,297	Mobistar	161,701
5,262	Nyrstar (1)	21,648
		1,209,493
	Bermuda — 1.1%
5,100	Arch Capital Group (1)	295,596
5,400	Axis Capital Holdings	256,068
39,736	Catlin Group	326,211
214,000	Emperor International Holdings	62,105
14,358	Lancashire Holdings	186,937
3,900	PartnerRe	390,819
4,400	RenaissanceRe Holdings	412,324
3,100	Validus Holdings	122,388
		2,052,448
	Brazil — 1.0%
27,641	Cia Energetica de Minas Gerais ADR	247,940
11,200	Cia Hering	162,736
6,600	Cia Paranaense de Energia ADR	91,608
7,100	Ez Tec Empreendimentos e Participacoes	104,430
6,800	Santos Brasil Participacoes	65,930
37,500	Souza Cruz	405,600
4,900	Telefonica Brasil ADR	108,682
15,981	Tractebel Energia	271,795
17,900	Vale	285,655
		1,744,376
	British Virgin Islands — 0.1%
15,804	Playtech	186,632

	Cambodia — 0.1%
194,000	NagaCorp	179,162

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Canada — 1.8%
4,700	Agrium	401,189
6,100	Alamos Gold	97,176
3,100	Allied Properties REIT	99,751
10,600	Artis REIT	146,600
21,100	BlackBerry (1)	166,550
11,000	Canadian Oil Sands Trust	214,377
11,000	Centerra Gold	43,994
2,800	Cominar REIT	50,997
1,500	Domtar	127,065
19,200	Endeavour Mining (1)	11,417
1,900	Evertz Technologies	30,432
9,400	Genworth MI Canada	295,798
37,000	IAMGOLD	189,143
2,700	Metro Class A	168,917
27,300	Nevsun Resources	99,496
7,200	Power Financial	236,927
15,200	Sherritt International	52,044
4,600	Suncor Energy	167,164
6,100	Teck Resources Class B	163,228
4,300	Tim Hortons	256,882
12,400	Transcontinental Class A	198,015
5,500	Transglobe Energy (1)	49,796
1,536	Yellow Media (1)	19,829
		3,286,787
	Chile — 0.0%
52,203	AFP Habitat	81,932

	China — 2.0%
88,000	361 Degrees International	25,198
93,000	ANTA Sports Products	133,388
37,500	Asia Cement China Holdings	20,508
753,000	Bank of China Class H	352,559
127,000	Bank of Communications Class H	92,879
1,800	Changyou.com ADR (1)	49,968
115,000	China Coal Energy Class H	70,605
668,000	China Lumena New Materials	142,164
490,000	China Petroleum & Chemical Class H	400,065
81,500	China Railway Construction Class H	89,353
95,000	China Shenhua Energy Class H	289,178
44,000	China Taifeng Beddings Holdings	9,705
22,200	Giant Interactive Group ADR	196,470
52,000	Harbin Electric Class H	32,664
6,500	NetEase ADR	438,815
44,000	Pacific Textile Holdings	60,384
78,500	Parkson Retail Group	26,933
100,000	Peak Sport Products	22,959
39,000	Shenzhou International Group Holdings	134,309
44,000	SinoMedia Holding	40,975
131,000	Sino-Ocean Land Holdings	83,132
340,000	Sinotrans Class H	83,761
100,000	Travelsky Technology Class H	85,515
6,000	WuXi PharmaTech Cayman ADR (1)	175,500
166,000	Yangzijiang Shipbuilding Holdings	157,688
139,000	Zhaojin Mining Industry	112,591
780,000	Zijin Mining Group Class H	180,085
59,200	Zoomlion Heavy Industry Science and Technology Class H	54,596
		3,561,947
	Cyprus — 0.0%
14,438	Songa Offshore (1)	13,582

	Czech Republic — 0.3%
16,598	CEZ	477,760
177	Philip Morris CR	100,452
		578,212
	Denmark — 0.6%
66	AP Moeller - Maersk Class B	638,584
3,045	Coloplast Class B	198,556
4,391	Novozymes Class B	172,019
4,410	SimCorp	144,505
		1,153,664
	Egypt — 0.1%
164,467	Centamin (1)	132,382

	Finland — 0.8%
1,837	Nokian Renkaat	92,959
25,753	Orion Class B	691,982
8,588	Sampo Class A	406,831
2,313	Technopolis	15,702
2,022	Tieto	44,475
17,324	UPM-Kymmene	275,440
		1,527,389
	France — 2.7%
2,017	Alten	91,387
1,166	BioMerieux	117,089
13,072	BNP Paribas	968,007
397	Boiron	26,876
8,478	Bouygues	331,403
6,125	Cie Generale des Etablissements Michelin	640,517

The accompanying notes are an integral part of the financial statements.

Shares		Value $

375	Ciments Francais	26,878
29,349	CNP Assurances	518,034
14,679	Credit Agricole (1)	177,322
313	Eurofins Scientific	85,824
9,443	Metropole Television	217,641
1,470	Neopost	111,291
1,558	Societe BIC	194,721
11,191	Societe Generale	635,440
9,806	Total	602,665
1,476	Vinci	94,681
		4,839,776
	Gabon — 0.1%
286	Total Gabon	183,674

	Germany — 1.2%
2,069	Aareal Bank (1)	79,571
287	Amadeus Fire	18,907
2,345	BASF	243,985
11,567	Commerzbank (1)	148,712
1,373	Gerry Weber International	56,998
4,502	Hannover Rueck	361,194
16,770	K+S	427,840
2,281	Muenchener Rueckversicherungs	476,634
227	Nemetschek	14,988
10,777	RWE	397,858
		2,226,687
	Greece — 0.1%
3,340	Metka	62,808
14,280	OPAP	177,407
4,400	Tsakos Energy Navigation (1)	22,044
		262,259
	Guernsey — 0.0%
2,000	Amdocs	76,900

	Hong Kong — 3.6%
105,839	Asian Citrus Holdings (1)	40,899
260,000	Bonjour Holdings	56,339
360,000	Bosideng International Holdings	83,116
49,000	C C Land Holdings	13,209
234,000	Champion REIT	104,429
10,000	Cheung Kong Holdings	156,327
262,000	China BlueChemical	168,291
36,000	China Lilang	23,263
74,000	China Mobile	776,938
60,000	China South City Holdings	18,651
46,000	City Telecom HK	15,070
239,000	CNOOC	490,762
20,400	Dah Sing Financial Holdings	126,957
244,000	Dongyue Group	115,186
225,000	Emperor Entertainment Hotel	113,472
591,000	Enerchina Holdings (1)	14,941
158,000	First Pacific	179,745
66,000	Giordano International	61,888
15,000	Great Eagle Holdings	53,399
218,000	Guangdong Investment	187,548
9,000	Hongkong Land Holdings	55,440
53,500	Hopewell Holdings	180,104
395,000	Huabao International Holdings	173,223
38,000	Hysan Development	177,673
45,500	Kerry Properties	197,188
990,000	Lai Sun Development (1)	28,348
118,000	Phoenix Satellite Television Holdings	41,550
38,000	Ports Design	28,330
61,000	Prosperity REIT	18,332
325,000	REXLot Holdings	28,505
220,000	Shenguan Holdings Group	98,181
220,000	Shougang Fushan Resources Group	74,062
80,000	Shun Tak Holdings	46,330
540,000	Sino Biopharmaceutical	380,988
148,000	Sino Land	207,693
452,000	Sinofert Holdings	73,458
101,000	SJM Holdings	326,332
99,000	SmarTone Telecommunications Holdings	130,502
12,000	SOCAM Development	14,286
6,000	Soundwill Holdings	10,742
23,000	Sun Hung Kai Properties	301,406
114,000	SUNeVision Holdings	35,143
32,000	Sunlight REIT	12,630
65,200	Swire Properties	176,603
27,000	Television Broadcasts	157,932
180,000	Tibet 5100 Water Resources Holdings	69,883
3,400	VTech Holdings	48,810
36,000	Wharf Holdings	303,212
43,000	Wheelock	219,631
40,000	Wynn Macau	153,489
92,500	XTEP International Holdings	45,576
		6,616,012
	Hungary — 0.1%
2,515	MOL Hungarian Oil & Gas	172,117

	Indonesia — 0.6%
30,000	Indo Tambangraya Megah	79,574
1,050,000	Perusahaan Gas Negara	475,050
525,500	Perusahaan Perkebunan London Sumatra Indonesia	74,589

The accompanying notes are an integral part of the financial statements.

Shares		Value $

42,500	Tambang Batubara Bukit Asam	45,808
2,173,000	Telekomunikasi Indonesia Persero	453,010
		1,128,031
	Ireland — 0.7%
11,700	Accenture Class A	859,950
3,821	Paddy Power	311,279
2,400	Seagate Technology	116,832
		1,288,061
	Israel — 1.4%
6,015	Babylon	12,879
118,125	Bezeq Israeli Telecommunication	205,716
6,000	Check Point Software Technologies (1)	348,120
2,141	Delek Automotive Systems	23,710
73,886	Israel Chemicals	611,412
166,955	Israel Discount Bank Class A (1)	334,265
1,337	Ituran Location and Control	24,535
44,716	Migdal Insurance & Financial Holding	78,127
7,518	Osem Investments	166,126
734	Rami Levi Chain Stores Hashikma Marketing 2006	39,757
32,423	Shikun & Binui	77,696
16,600	Teva Pharmaceutical Industries ADR	615,694
		2,538,037
	Italy — 2.2%
13,189	Autostrada Torino-Milano	199,131
328,821	Banca Monte dei Paschi di Siena (1)	104,025
17,705	Banca Piccolo Credito Valtellinese (1)	31,731
8,369	Banca Popolare dell’Emilia Romagna (1)	80,507
22,933	Banca Popolare dell’Etruria e del Lazio (1)	21,454
120,954	Banca Popolare di Milano (1)	81,111
36,850	Banco Popolare (1)	73,349
4,649	Danieli & C Officine Meccaniche	143,098
13,207	DiaSorin	625,105
93,154	Enel	411,061
31,020	ENI	785,492
113,511	Intesa Sanpaolo	282,194
7,852	Italcementi	69,830
11,046	Mediobanca	100,860
20,261	Recordati	266,016
3,253	Societa Cattolica di Assicurazioni	82,373
16,007	Societa Iniziative Autostradali e Servizi	167,783
38,533	UniCredit	289,844
15,250	Unione di Banche Italiane	105,599
		3,920,563
	Japan — 10.9%
2,200	ABC-Mart	109,855
4,500	Ai Holdings	57,526
2,100	Ain Pharmaciez	90,979
7,000	Aisin Seiki	282,976
1,800	Alinco	17,207
3,300	Amano	32,184
1,100	Amuse	20,908
7,000	Anritsu	91,335
700	Artnature	14,935
1,300	Asax	18,562
21,000	Atsugi	24,774
700	Axell	13,355
5,000	Bank of Nagoya	17,085
5,800	Benefit One	57,687
5,000	Best Bridal	35,137
1,900	BML	64,731
9,700	Canon	304,820
2,800	Canon Electronics	52,253
21,000	Central Glass	72,826
1,000	Central Japan Railway	129,157
3,600	Chiba Kogyo Bank (1)	27,312
4,300	Chiyoda	94,195
2,000	Chori	23,879
1,100	Chudenko	18,089
10,000	Chugoku Marine Paints	56,951
1,800	Cleanup	15,743
6,700	CMIC	91,577
6,100	CMK	17,494
3,800	Cocokara fine	107,859
1,200	Corona Class A	13,546
400	Create SD Holdings	14,543
4,900	CyberAgent	133,301
10,000	Daido Metal	104,648
3,000	Daihatsu Diesel Manufacturing	15,377
32,000	Daihatsu Motor	618,977
6,000	Daiichi Jitsugyo	25,689
900	Dai-ichi Seiko	13,766
5,800	Daiichikosho	165,453
1,000	Daikoku Denki	21,855
9,000	Daisan Bank	14,736
31,000	Daishi Bank	107,821
5,000	Daishinku	18,865
21,000	Daito Bank	21,997
8,000	Daiwa Industries	50,280
2,068	Dena	44,986
3,000	Denki Kogyo	19,801
1,900	Doshisha	27,496

The accompanying notes are an integral part of the financial statements.

Shares		Value $

30	Dr Ci:Labo	99,003
4,000	Eidai	21,723
1,700	Elecom	24,083
5,600	Exedy	165,785
3,400	FamilyMart	151,968
2,200	FCC	50,027
3,500	Fields	62,005
1,400	First Juken	21,414
3,400	FJ Next	19,467
1,600	Fuji Kosan	10,202
800	Fuji Soft	15,881
18,000	Fujibo Holdings	36,611
13,700	FUJIFILM Holdings	333,409
8,100	Fujikura Kasei	43,989
4,000	Fujimi	53,615
1,400	Fujishoji	17,370
11,000	Fujitsu General	133,011
1,400	FuKoKu	11,931
400	Fukuda Denshi	17,146
5,200	Fukushima Industries	69,594
2,000	Funai Electric	21,194
2,000	Fuyo General Lease	82,681
2,400	Gendai Agency	14,181
6,000	Geo	55,893
4,300	Gree	36,952
12,000	Gunze	31,974
2,300	Gurunavi	49,471
15,000	Hachijuni Bank	92,139
1,600	Hagihara Industries	21,788
1,200	Hakuto	11,581
700	Hiday Hidaka	14,928
9,000	Higashi-Nippon Bank	19,862
27,000	Higo Bank	152,944
1,800	HI-LEX	38,735
1,900	Hisamitsu Pharmaceutical	102,410
6,000	Hokkoku Bank	22,089
3,210	Honeys	35,159
500	Hoshizaki Electric	18,280
6,600	Hoya	157,936
11,000	Hyakugo Bank	44,635
23,000	Hyakujushi Bank	83,505
2,000	Ichirokudo	9,885
1,000	Idemitsu Kosan	83,494
4,600	Inaba Denki Sangyo	138,332
8,800	Inabata	85,825
2,300	Ines	15,204
2,000	Infocom	17,594
66,000	Inpex	761,151
27,000	Isuzu Motors	166,948
2,600	IT Holdings	37,309
4,400	Itfor	18,123
3,100	Itochu Enex	16,867
16,000	Iwatsu Electric	16,109
3,700	Japan Airlines	215,611
2,300	Japan Digital Laboratory	27,390
7,100	Japan Petroleum Exploration	288,101
6,100	Japan Tobacco	220,228
2,300	J-COM Holdings	18,900
6,000	JGC	228,516
38,000	Juroku Bank	148,398
14,000	Kagoshima Bank	93,827
17,000	Kaken Pharmaceutical	265,209
19,000	Kandenko	119,801
1,700	Kanematsu Electronics	22,095
2,000	Kato Sangyo	40,944
6,900	Keihin	112,205
9,000	Keiyo Bank	45,673
13,000	Kinden	142,256
2,900	Kohnan Shoji	30,436
15,500	Konica Minolta Holdings	127,998
1,800	Konishi	36,209
1,900	Kura	30,762
12,000	Kurabo Industries	20,868
5,000	Kuraray	58,477
3,300	Kuroda Electric	46,078
20,000	Kyowa Exeo	236,754
1,600	Lasertec	16,451
900	Macnica	24,337
8,000	Maeda Road Construction	141,645
42,000	Marubeni	327,611
5,000	Marudai Food	15,712
1,100	Maruka Machinery	16,411
1,500	Matsuda Sangyo	20,960
3,000	Medipal Holdings	40,395
1,500	Megachips	24,530
2,000	Meiko Network Japan	23,024
5,100	Meiwa	16,805
1,200	Melco Holdings	16,402
2,100	Mimasu Semiconductor Industry	18,345
6,300	Miraca Holdings	282,869
900	Miraial	14,590
600	Mitani	12,960
10,000	Mito Securities	47,697
12,000	Mitsubishi UFJ Financial Group	75,664
4,000	Mitsuboshi Belting	20,584
22,000	Mitsui	313,231
1,400	Mixi	16,445
6,000	Moonbat	12,448
11,600	Moshi Moshi Hotline	145,339
1,800	MTI	22,553

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,000	Murakami	14,238
3,600	NAC	64,583
3,000	Nakayo Telecommunications	9,977
3,900	Namura Shipbuilding	56,162
2,000	NEC Fielding	22,597
17,400	Nexon	202,791
1,000	NIFTY	13,017
1,300	Nihon Eslead	14,358
2,000	Nihon Parkerizing	38,971
29,500	Nippon Coke & Engineering	37,201
14,000	Nippon Denko	40,578
24,000	Nippon Electric Glass	123,014
800	Nippon Kanzai	14,539
10,000	Nippon Konpo Unyu Soko	173,701
3,000	Nippon Pillar Packing	20,533
16,000	Nippon Piston Ring	29,452
1,000	Nippon Seiki	16,272
7,000	Nippon Steel & Sumikin Bussan	21,214
10,000	Nippon Steel & Sumikin Texeng	40,679
4,000	Nippon Synthetic Chemical Industry	38,483
4,900	Nippon Telegraph & Telephone	253,646
11,000	Nishimatsu Construction	38,595
1,200	Nitori Holdings	112,397
7,000	Nittetsu Mining	40,008
6,400	Nitto Kogyo	100,950
10,900	Nittoc Construction	47,444
15,800	North Pacific Bank	68,772
25,600	NTT DoCoMo	406,143
600	Nuflare Technology	79,935
2,100	Obic	65,778
14,000	Ogaki Kyoritsu Bank	39,296
500	Ohsho Food Service	16,373
7,200	Oracle Japan	284,105
4,100	Otsuka Holdings	116,333
1,900	Otsuka Kagu	21,410
17,000	Pacific Metals	62,066
1,600	Pal	44,617
2,900	Piolax	99,685
15,000	Rengo	79,935
10,000	Renown (1)	13,526
68,200	Resona Holdings	353,727
11,000	Riken	47,991
1,700	Rohm	69,414
2,000	Ryoden Trading	13,628
1,300	Ryosan	25,119
2,300	Ryoyo Electro	21,028
5,000	Sakai Chemical Industry	16,526
4,000	San-Ai Oil	17,248
20,000	San-In Godo Bank	144,615
6,000	Sanki Engineering	37,344
3,000	Sankyo Frontier	22,485
7,000	Seika	17,014
52,000	Seikitokyu Kogyo (1)	74,565
14,000	Seino Holdings	137,679
5,000	Sekisui Jushi	72,562
18,000	Shiga Bank	98,119
14,000	Shinagawa Refractories	30,469
5,800	Shin-Etsu Polymer	20,350
7,000	Shiroki	15,662
5,900	Showa	81,423
2,500	Sinko Industries	20,543
9,600	Sintokogio	71,954
20,600	Skymark Airlines	70,392
2,300	SNT	8,771
500	Sogo Medical	18,967
42,700	Sojitz	82,508
24,900	Sony Financial Holdings	462,649
1,200	SRA Holdings	13,424
700	St. Marc Holdings	35,950
1,900	Step	16,328
1,500	Studio Alice	19,374
7,000	Sumitomo Densetsu	103,224
20,000	Sumitomo Metal Mining	276,213
3,600	Sundrug	178,847
6,200	Tachi-S Class S	98,615
6,000	Taihei Dengyo Kaisha	42,164
2,500	Taiyo Holdings	75,206
5,000	TBK	27,662
4,900	Tecmo Koei Holdings	55,513
5,000	Teikoku Sen-I Class I	45,815
1,800	Tenma	23,248
1,900	TKC	31,515
18,000	Toa	43,568
38,000	Toagosei	171,585
2,900	Tocalo	47,365
5,000	Toho Bank	15,662
4,500	Toho Holdings	86,678
2,400	Tokai	63,582
16,000	Tokai Carbon	54,836
3,500	Tokai Rubber Industries	32,106
470	Token	24,903
10,000	Tokuyama	38,442
2,000	Tokyo Energy & Systems	10,617
4,200	Tokyo Ohka Kogyo	92,346
5,000	Tokyo Tekko	21,408
1,900	Tomoe Engineering	30,201
27,000	Topy Industries	59,036
13,000	Toshiba TEC	79,854
10,000	Tosho Printing	26,747
57,000	Towa Bank	52,171

The accompanying notes are an integral part of the financial statements.

Shares		Value $

14,000	Toyo Kohan	63,500
8,000	Toyoda Gosei	199,003
1,000	Trancom	31,272
1,400	Transcosmos	24,190
3,500	Trend Micro	129,564
7,100	TS Tech	264,995
7,000	Uchida Yoko	20,502
4,000	Unipres	80,423
16,600	USS	242,424
4,000	Watanabe Sato	12,489
800	WDB Holdings	10,154
500	Wowow	19,170
900	YAMADA Consulting Group	17,436
4,000	Yamanashi Chuo Bank	16,841
800	Yellow Hat	14,547
16,000	Yodogawa Steel Works	72,247
2,000	Yorozu	39,357
2,200	Zappallas	16,355
		19,776,484
	Kazakhstan — 0.1%
18,576	KazMunaiGas Exploration Production JSC GDR	263,593

	Liechtenstein — 0.0%
122	Verwaltungs-und Privat-Bank	11,846

	Luxembourg — 0.0%
2,669	Oriflame Cosmetics	84,435

	Malaysia — 0.2%
56,937	Berjaya Sports Toto	73,437
19,100	Carlsberg Brewery Malaysia	77,476
21,000	Hartalega Holdings	48,115
17,500	Parkson Holding	20,852
46,000	Petronas Chemicals Group	103,646
		323,526
	Mexico — 0.1%
6,528	Fresnillo	102,106

	Netherlands — 1.7%
68,990	Aegon	549,290
5,461	ArcelorMittal	86,270
1,288	Fugro	80,593
22,841	ING Groep (1)	290,990
16,380	Koninklijke Ahold	311,805
3,000	LyondellBasell Industries Class A	223,800
16,256	Royal Dutch Shell	541,241
23,901	Royal Dutch Shell Class A	797,176
3,897	Ziggo	167,227
		3,048,392
	New Zealand — 0.0%
8,018	Skellerup Holdings	11,259

	Norway — 1.1%
4,735	Atea	52,496
2,678	Fred Olsen Energy	112,778
3,729	Kongsberg Gruppen	77,674
34,374	Statoil	814,160
12,658	TGS Nopec Geophysical	348,289
14,949	Yara International	645,365
		2,050,762
	Philippines — 0.1%
219,200	Aboitiz Power	172,479

	Poland — 0.7%
14,622	Asseco Poland	238,815
12,027	Enea	56,614
9,620	KGHM Polska Miedz	388,972
74,268	PGE	433,985
43,545	Tauron Polska Energia	71,106
		1,189,492
	Portugal — 0.2%
133,984	Banco Espirito Santo (1)	177,006
24,356	Portucel	93,917
34,068	Sonaecom - SGPS	110,644
		381,567
	Puerto Rico — 0.0%
1,850	Doral Financial (1)	31,265

	Russia — 1.7%
10,629	Alliance Oil (NASDAQ) (1) (2) (3)	94,596
4,800	CTC Media (NASDAQ)	60,672
42,728	Gazprom ADR	398,866
3,216	Gazprom Neft OAO ADR	72,617
5,789	Globaltrans Investment GDR	87,993
7,966	LUKOIL ADR	521,534
23,066	MMC Norilsk Nickel ADR	349,219
50,800	Rosneft Oil GDR	401,066
6,698	Sistema JSFC GDR	179,507
70,397	Surgutneftegas OAO ADR	615,974
6,600	Tatneft OAO ADR	271,326
1,048	Uralkali GDR	27,992
		3,081,362
	Singapore — 0.3%
62,000	Ausgroup	14,724

The accompanying notes are an integral part of the financial statements.

Shares		Value $

5,200	Avago Technologies Class A	236,236
25,000	CSE Global	19,018
49,000	First Resources	76,920
1,000	Great Eastern Holdings	14,587
26,000	Ho Bee Land	43,117
5,000	Hong Leong Finance	10,586
28,000	OSIM International	47,561
		462,749
	South Africa — 1.7%
48,520	AVI	285,163
36,684	Capital Property Fund	39,100
14,288	Coronation Fund Managers	116,567
10,752	Gold Fields	50,446
14,200	Gold Fields ADR	65,320
38,900	Harmony Gold Mining ADR	132,260
6,480	Kumba Iron Ore	271,258
6,725	Lewis Group	46,980
6,331	Mr Price Group	99,751
32,111	MTN Group	638,270
16,120	Reunert	113,207
40,157	Sanlam	215,531
3,909	Sasol	199,719
24,590	Truworths International	235,153
57,972	Vodacom Group	664,105
		3,172,830
	South Korea — 1.6%
1,585	Daelim Industrial	147,032
4,770	Halla Visteon Climate Control	178,524
5,720	Industrial Bank of Korea	66,057
10,530	KB Financial Group	416,931
9,004	Kia Motors	523,730
309	Korea Zinc	90,304
1,982	KT&G	144,808
580	Samsung Electronics	801,037
1,446	SK Holdings	262,413
25,040	Woori Finance Holdings	297,435
		2,928,271
	Spain — 1.1%
27,290	Banco Bilbao Vizcaya Argentaria	319,732
38,681	CaixaBank	201,096
14,616	Duro Felguera	95,653
18,985	Enagas	507,549
2,796	Gas Natural SDG	65,941
5,252	Red Electrica	327,381
6,569	Repsol	176,420
5,139	Viscofan	272,785
		1,966,557
	Sweden — 1.3%
11,372	Atlas Copco Class A	315,535
2,653	Axfood	137,357
3,688	Betsson (1)	116,103
1,898	Hexpol	142,642
9,966	Industrivarden Class C	177,633
3,586	Intrum Justitia	95,460
22,353	Investor Class B	718,188
1,580	Swedish Match	52,130
43,235	Tele2 Class B	521,752
		2,276,800
	Switzerland — 1.7%
5,300	ACE	505,832
7,229	Actelion	559,693
2,300	Allied World Assurance Holdings	249,067
726	Helvetia Holding	342,657
4,802	Roche Holding	1,329,434
86	Swatch Group	55,021
		3,041,704
	Taiwan — 0.6%
29,000	China Steel Chemical	173,727
11,000	Chipbond Technology	22,240
203,000	Pou Chen	247,363
115,000	Powertech Technology	207,458
14,193	Radiant Opto-Electronics	53,140
16,600	Simplo Technology	81,645
35,000	Taiwan Secom	84,821
3,461	Taiwan Semiconductor Manufacturing ADR	63,717
20,000	TPK Holding	140,574
4,000	Wowprime	66,305
		1,140,990
	Thailand — 0.7%
22,000	Advanced Info Service	180,241
133,300	BEC World	249,469
1,783	Coastal Energy (1)	31,519
128,900	Delta Electronics Thai NVDR	197,750
30,100	MCOT	33,606
31,600	PTT Exploration & Production	171,072
11,700	PTT Exploration & Production NVDR	63,340
24,100	PTT NVDR	245,452
285,800	Thai Tap Water Supply	94,578
		1,267,027
	Turkey — 0.4%
7,057	Aygaz	32,311
11,180	Koza Altin Isletmeleri	198,258
22,128	Koza Anadolu Metal Madencilik Isletmeleri (1)	48,329
90,392	Turk Telekomunikasyon	312,438

The accompanying notes are an integral part of the financial statements.

Shares		Value $

2,900	Turk Traktor ve Ziraat Makineleri	95,880
		687,216
	United Kingdom — 10.8%
11,428	Abcam	92,444
56,238	Aberdeen Asset Management	399,375
25,417	Admiral Group	521,243
36,350	Afren (1)	91,914
47,998	African Barrick Gold	148,149
5,154	Albemarle & Bond Holdings	3,595
18,592	AMEC	350,871
22,195	Amlin	151,639
29,004	Anglo American	690,605
16,529	Antofagasta	226,599
44,069	Ashmore Group	285,823
25,859	AstraZeneca	1,371,998
53,028	Avocet Mining (1)	13,604
99,433	Barclays	420,263
49,937	Beazley	183,199
90,371	BP	699,442
13,198	British American Tobacco	727,121
42,284	British Sky Broadcasting Group	635,613
11,274	Burberry Group	277,480
110	Camellia	15,424
90,750	Centrica	514,231
11,721	Close Brothers Group	237,739
45,363	Cobham	209,624
5,613	CSR	49,455
29,363	Dart Group	110,405
38,471	Debenhams	62,857
3,900	Delphi Automotive	223,080
9,374	Domino Printing Sciences	103,935
10,170	Dunelm Group	144,314
54,011	EnQuest (1)	115,614
12,805	Enterprise Inns (1)	31,105
776	Euromoney Institutional Investor	13,376
11,904	Fenner	76,348
25,545	GlaxoSmithKline	673,164
718	Go-Ahead Group	19,364
12,401	Greggs	91,466
6,504	Halfords Group	44,165
26,362	Halma	231,846
18,168	Highland Gold Mining	20,319
20,843	Hiscox	221,073
16,506	Howden Joinery Group	85,405
77,372	HSBC Holdings	846,208
67,600	HSBC Holdings (Hong Kong Shares)	745,056
18,090	IG Group Holdings	177,950
25,406	IMI	618,784
9,830	Jardine Lloyd Thompson Group	157,773
16,572	JKX Oil & Gas (1)	19,729
29,146	Kazakhmys	122,394
164,561	Legal & General Group	570,727
5,018	Micro Focus International	65,856
29,071	Mitie Group	146,690
19,229	Morgan Advanced Materials	93,729
2,773	Next	242,099
893	Nichols	16,423
918	PayPoint	15,323
14,144	Reckitt Benckiser Group	1,099,461
14,820	Restaurant Group	136,872
132,773	Royal Bank of Scotland Group (1)	782,583
65,985	Sage Group	356,656
14,106	Senior	67,356
51,128	Smith & Nephew	653,375
10,357	Smiths Group	238,304
4,510	Soco International (1)	28,788
6,555	Spectris	243,000
3,743	Spirax-Sarco Engineering	175,126
61,679	Spirent Communications	109,677
5,346	Ultra Electronics Holdings	165,779
3,397	Unilever	137,531
9,606	Vedanta Resources	163,727
6,688	Victrex	176,940
16,204	WH Smith	234,095
15,085	William Hill	96,968
70,318	WM Morrison Supermarkets	317,500
		19,607,765
	United States — 37.0%
	Consumer Discretionary — 3.4%
800	Advance Auto Parts	79,344
10,800	American Eagle Outfitters	167,292
1,400	American Public Education (1)	56,042
4,300	Apollo Group Class A (1)	114,767
5,500	Bed Bath & Beyond (1)	425,260
3,900	Buckle	190,866
1,100	Cato Class A	32,967
1,300	Cheesecake Factory	61,425
9,700	Chico’s FAS	166,355
1,400	Coach	70,952
4,500	DIRECTV (1)	281,205
3,000	Dollar Tree (1)	175,200
1,300	Dorman Products	63,193
600	DSW Class A	52,602
3,200	Express (1)	74,272
2,400	Foot Locker	83,280
1,900	Fossil Group (1)	241,186
2,600	Gap	96,174
1,100	Grand Canyon Education (1)	51,997
3,800	Guess?	118,750

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,000	Hibbett Sports (1)	58,330
8,900	Mattel	394,893
7,200	McDonald’s	694,944
1,300	Meredith	66,690
2,300	Morningstar	184,667
300	Nathan’s Famous (1)	15,396
2,200	PetMed Express	32,648
4,000	PetSmart	291,040
1,200	Polaris Industries	157,140
2,100	Ralph Lauren Class A	347,844
5,300	Ross Stores	409,955
2,500	Select Comfort (1)	45,800
3,800	Staples	61,256
4,500	Steven Madden (1)	165,060
1,200	Sturm Ruger	78,492
4,100	TJX	249,239
3,600	Tupperware Brands	322,740
1,400	Valassis Communications	38,304
200	Winmark	14,642
		6,232,209
	Consumer Staples — 3.1%
4,000	Altria Group	148,920
9,700	Church & Dwight	631,955
4,400	Coca-Cola	174,108
6,000	Colgate-Palmolive	388,380
1,100	General Mills	55,462
4,600	Hormel Foods	199,916
2,000	J&J Snack Foods	171,140
4,800	Kimberly-Clark	518,400
3,900	Lancaster Colony	323,661
11,400	Lorillard	581,514
3,700	Nu Skin Enterprises Class A	432,641
8,300	PepsiCo	697,947
8,100	Philip Morris International	721,872
7,800	Reynolds American	400,686
1,400	USANA Health Sciences (1)	95,522
		5,542,124
	Energy — 1.8%
1,600	Alliance Resource Partners LP	121,456
5,100	Arch Coal	21,624
6,800	C&J Energy Services (1)	156,672
3,500	Chevron	419,860
9,100	Cloud Peak Energy (1)	142,051
3,300	Delek US Holdings	84,315
1,700	Dorchester Minerals LP	41,327
5,100	ExxonMobil	457,062
7,300	Hlmerich & Payne	566,115
4,100	HollyFrontier	188,846
2,400	Marathon Petroleum	171,984
4,600	Occidental Petroleum	441,968
4,000	Penn Virginia (1)	34,040
7,400	RPC	135,716
1,700	Tesoro	83,113
4,300	Valero Energy	177,031
3,500	Western Refining	112,945
		3,356,125
	Financials — 6.1%
12,000	Aflac	779,760
14,500	American Capital (1)	203,145
12,100	American Equity Investment Life Holding	252,164
5,600	American Financial Group	315,056
1,837	Amtrust Financial Services	70,467
5,700	Apollo Residential Mortgage REIT	85,842
1,200	Arlington Asset Investment Class A	29,604
6,200	Aspen Insurance Holdings	241,862
42,100	Bank of America	587,716
5,700	Calamos Asset Management Class A	55,974
1,700	Cash America International	67,065
3,600	CBOE Holdings	174,600
16,630	Citigroup	811,212
3,500	CNA Financial	142,065
4,600	CNO Financial Group	71,668
1,300	Diamond Hill Investment Group	143,351
10,200	Discover Financial Services	529,176
5,100	Dynex Capital REIT	44,064
3,200	Ezcorp Class A (1)	50,336
3,900	FBR (1)	103,350
7,600	Franklin Resources	409,336
15,200	Genworth Financial Class A (1)	220,856
5,200	Goldman Sachs Group	836,472
4,500	Hatteras Financial REIT	81,900
2,000	HCI Group	87,880
4,500	Horace Mann Educators	124,650
5,400	Invesco Mortgage Capital REIT	83,430
15,000	JPMorgan Chase	773,100
1,400	MarketAxess Holdings	91,322
3,800	Marsh & McLennan	174,040
7,700	Montpelier Re Holdings	212,597
600	Moody’s	42,396
5,700	Morgan Stanley	163,761
200	National Western Life Insurance Class A	41,600
400	Phoenix (1)	15,428
5,100	Platinum Underwriters Holdings	317,169
2,700	Portfolio Recovery Associates (1)	160,515
4,400	Primerica	188,980
5,000	ProAssurance	226,600
4,100	Protective Life	188,928
3,600	Reinsurance Group of America Class A	256,248

The accompanying notes are an integral part of the financial statements.

Shares		Value $

5,200	SEI Investments	172,588
17,300	Symetra Financial	324,029
4,800	T. Rowe Price Group	371,568
5,034	Tetragon Financial Group	50,038
9,400	Universal Insurance Holdings	73,696
3,000	Waddell & Reed Financial Class A	185,250
17,000	Western Union	289,340
1,500	World Acceptance (1)	156,180
		11,078,374
	Healthcare — 8.3%
18,000	Abbott Laboratories	657,900
27,896	AbbVie	1,351,561
4,600	Amsurg Class A (1)	197,294
100	Atrion	26,718
9,300	Baxter International	612,591
5,000	Becton Dickinson	525,650
3,300	Bio-Reference Labs (1)	106,953
1,600	Chemed	108,512
3,900	Computer Programs & Systems	222,456
4,100	Corvel (1)	170,560
2,700	CR Bard	367,794
1,400	Cyberonics (1)	80,864
26,900	Eli Lilly	1,340,158
1,200	ICU Medical (1)	74,160
500	Intuitive Surgical (1)	185,750
13,900	Johnson & Johnson	1,287,279
3,700	Laboratory Corp. of America Holdings (1)	373,330
3,100	Masimo	79,422
1,700	MEDNAX (1)	185,334
23,200	Medtronic	1,331,680
7,200	Meridian Bioscience	177,984
800	Mettler-Toledo International (1)	197,968
12,200	Myriad Genetics (1)	297,436
4,200	National Research Class A (1)	73,668
1,700	National Research Class B	47,583
22,100	PDL BioPharma	178,789
14,500	Quality Systems	330,890
6,700	Quest Diagnostics	401,397
4,300	Questcor Pharmaceuticals	263,891
1,100	ResMed	56,914
21,300	Select Medical Holdings	180,624
5,100	St. Jude Medical	292,689
9,600	Stryker	709,056
1,900	Techne	166,041
5,900	United Therapeutics (1)	522,268
6,300	UnitedHealth Group	430,038
200	Utah Medical Products	11,132
3,800	Varian Medical Systems (1)	275,804
3,900	Waters (1)	393,588
9,800	Zimmer Holdings	857,206
		15,150,932
	Industrials — 3.9%
7,300	3M	918,705
2,800	Alaska Air Group	197,848
1,400	Allegiant Travel Class A	145,978
5,000	Babcock & Wilcox	161,050
2,200	Cummins	279,444
3,200	Deluxe	150,688
2,300	Dover	211,117
4,900	Emerson Electric	328,153
10,500	Exelis	173,145
1,300	Exponent	98,293
2,400	Forward Air	97,152
2,500	Hubbell Class B	268,850
2,200	Intersections	18,854
2,200	Joy Global	124,850
5,500	Kla-Tencor	360,800
3,600	Lockheed Martin	480,024
4,100	Northrop Grumman	440,791
3,500	Parker Hannifin	408,520
9,500	Pitney Bowes	202,730
3,900	Raytheon	321,243
7,400	Republic Airways Holdings (1)	87,172
2,200	Rockwell Collins	153,626
6,600	Rollins	182,424
9,600	RR Donnelley & Sons	178,272
4,200	SkyWest	63,168
3,800	Spirit Airlines (1)	163,970
3,000	Union Pacific	454,200
2,600	Wabtec	169,494
900	WW Grainger	242,073
		7,082,634
	Information Technology — 8.9%
4,300	Altera	144,480
700	Amphenol Class A	56,203
2,600	Apple	1,358,110
9,700	Automatic Data Processing	727,209
14,200	Brocade Communications Systems (1)	113,884
16,300	CA	517,688
2,000	CACI International Class A (1)	143,960
51,400	Cisco Systems	1,156,500
5,100	Computer Sciences	251,226
3,800	Corning	64,942
3,300	Dolby Laboratories Class A	117,942
37,500	EMC	902,625
3,000	F5 Networks (1)	244,530
3,100	FactSet Research Systems	337,714
2,600	Harris	161,096

The accompanying notes are an integral part of the financial statements.

Shares		Value $

28,400	Hewlett-Packard	692,108
56,200	Intel	1,372,966
1,800	InterDigital	69,750
4,400	International Business Machines	788,524
8,200	Intuit	585,562
2,300	j2 Global	126,454
3,000	Jack Henry & Associates	163,830
3,200	Kulicke & Soffa Industries (1)	41,280
4,400	Lexmark International Class A	156,420
800	Manhattan Associates (1)	85,208
11,300	Maxim Integrated Products	335,610
39,600	Microsoft	1,399,860
4,000	NetApp	155,240
2,600	NeuStar Class A (1)	119,392
40,600	Oracle	1,360,100
14,200	Paychex	600,092
3,200	Plantronics	137,408
7,200	QLogic (1)	88,920
4,800	QUALCOMM	333,456
2,100	Rockwell Automation	231,861
1,100	Syntel	94,424
1,100	Tech Data (1)	57,266
2,900	Teradata (1)	127,803
1,200	Travelzoo (1)	25,836
5,000	Western Digital	348,150
30,600	Xerox	304,164
		16,099,793
	Materials — 1.5%
2,800	CF Industries Holdings	603,680
7,400	Energizer Holdings	726,014
400	NewMarket	124,544
21,400	Newmont Mining	583,364
4,200	Resolute Forest Products (1)	67,158
2,200	Schweitzer-Mauduit International	136,136
2,500	Sigma-Aldrich	216,075
1,500	Terra Nitrogen LP	306,495
		2,763,466
	Utilities — 0.0%
5,600	USA Mobility	83,552

	Total United States	67,389,209

	TOTAL COMMON STOCK (Cost $160,440,458)	179,231,679

	PREFERRED STOCK — 0.3%

	Brazil — 0.3%
10,000	AES Tiete	97,759
8,600	Cia Energetica de Sao Paulo Class B	89,947
19,700	Vale Class A	288,790
		476,496
	Italy — 0.0%
7,156	Unipol Gruppo Finanziario	32,160

	TOTAL PREFERRED STOCK (Cost $541,715)	508,656
	INVESTMENT COMPANY — 0.1%

	Switzerland — 0.1%
1,448	BB Biotech (1) (Cost $173,044)	217,196
	TOTAL INVESTMENTS — 98.9% (Cost $161,155,217)	179,957,531

	OTHER ASSETS LESS LIABILITIES — 1.1%	1,989,099

	NET ASSETS — 100%	$181,946,630

(1)    Denotes non-income producing security.

(2)    Security considered illiquid. On October 31, 2013 the value of these securities amounted to $94,596, representing 0.1% of the net assets of the Fund.

(3)    Security is fair valued. (See Note 2 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2013, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Deutsche Bank Securities	11/7/13	USD	1,303,781	EUR	960,300	$80
HSBC	11/7/13	EUR	2,222,600	USD	3,023,736	5,970
HSBC	11/7/13	GBP	2,611,900	USD	4,227,898	40,040
HSBC	11/7/13	ILS	4,381,105	USD	1,237,146	(5,213)
HSBC	11/7/13	USD	679,558	GBP	423,900	113
HSBC	11/21/13	ZAR	7,682,100	USD	776,762	13,358
JPMorgan Securities	11/7/13	USD	1,713,517	EUR	1,262,300	389
JPMorgan Securities	11/7/13	USD	714,381	GBP	442,100	(5,528)
JPMorgan Securities	11/7/13	USD	506,306	NOK	2,988,900	(4,282)
JPMorgan Securities	12/5/13	ILS	4,381,105	USD	1,244,204	2,469
State Street Bank	11/7/13	NOK	2,988,900	USD	501,084	(940)
Westpac	11/21/13	JPY	400,750,200	USD	4,093,686	17,784
Westpac	12/5/13	GBP	1,745,900	USD	2,800,153	1,408
						$65,648

ADR — American Depositary Receipt

EUR — Euro

GBP — British Pound

GDR — Global Depositary Receipt

ILS — Israeli Shekel

JPY — Japanese Yen

LP — Limited Partnership

NASDAQ — National Association of Securities Dealers Automated Quotations

NOK — Norwegian Krone

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

USD — United States Dollar

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock (1)
Australia	$4,515,458	$—	$—	$4,515,458
Austria	1,286,412	—	—	1,286,412
Belgium	1,209,493	—	—	1,209,493
Bermuda	2,052,448	—	—	2,052,448
Brazil	1,744,376	—	—	1,744,376
British Virgin Islands	186,632	—	—	186,632
Cambodia	179,162	—	—	179,162
Canada	3,286,787	—	—	3,286,787
Chile	81,932	—	—	81,932
China	3,561,947	—	—	3,561,947
Cyprus	13,582	—	—	13,582
Czech Republic	578,212	—	—	578,212
Denmark	1,153,664	—	—	1,153,664
Egypt	132,382	—	—	132,382
Finland	1,527,389	—	—	1,527,389
France	4,839,776	—	—	4,839,776
Gabon	183,674	—	—	183,674
Germany	2,226,687	—	—	2,226,687
Greece	262,259	—	—	262,259
Guernsey	76,900	—	—	76,900
Hong Kong	6,616,012	—	—	6,616,012
Hungary	172,117	—	—	172,117
Indonesia	1,128,031	—	—	1,128,031
Ireland	1,288,061	—	—	1,288,061
Israel	2,538,037	—	—	2,538,037
Italy	3,920,563	—	—	3,920,563
Japan	19,776,484	—	—	19,776,484
Kazakhstan	263,593	—	—	263,593
Liechtenstein	11,846	—	—	11,846
Luxembourg	84,435	—	—	84,435
Malaysia	323,526	—	—	323,526
Mexico	102,106	—	—	102,106
Netherlands	3,048,392	—	—	3,048,392
New Zealand	11,259	—	—	11,259
Norway	2,050,762	—	—	2,050,762
Philippines	172,479	—	—	172,479
Poland	1,189,492	—	—	1,189,492
Portugal	381,567	—	—	381,567
Puerto Rico	31,265	—	—	31,265
Russia	2,986,766	94,596	—	3,081,362
Singapore	462,749	—	—	462,749
South Africa	3,172,830	—	—	3,172,830
South Korea	2,928,271	—	—	2,928,271
Spain	1,966,557	—	—	1,966,557
Sweden	2,276,800	—	—	2,276,800
Switzerland	3,041,704	—	—	3,041,704
Taiwan	1,140,990	—	—	1,140,990
Thailand	1,267,027	—	—	1,267,027
Turkey	687,216	—	—	687,216
United Kingdom	19,607,765	—	—	19,607,765
United States
Consumer Discretionary	6,232,209	—	—	6,232,209
Consumer Staples	5,542,124	—	—	5,542,124
Energy	3,356,125	—	—	3,356,125

The accompanying notes are an integral part of the financial statements.

Investments in Securities	Level 1	Level 2	Level 3	Total
Financials	$11,078,374	$—	$—	$11,078,374
Healthcare	15,150,932	—	—	15,150,932
Industrials	7,082,634	—	—	7,082,634
Information Technology	16,099,793	—	—	16,099,793
Materials	2,763,466	—	—	2,763,466
Utilities	83,552	—	—	83,552
Total Common Stock	$179,137,083	$94,596	$—	$179,231,679
Preferred Stock
Brazil	476,496	—	—	476,496
Italy	32,160	—	—	32,160
Total Preferred Stock	508,656	—	—	508,656

Investment Company Switzerland	217,196	—	—	217,196
Total Investment Company	217,196	—	—	217,196
Total Investments in Securities	$179,862,935	$94,596	$—	$179,957,531

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards—Unrealized Appreciation	$—	$81,611	$—	$81,611
Forwards—Unrealized Depreciation	—	(15,963)	—	(15,963)
Total Other Financial Instruments	—	$65,648	$—	$65,648

(1) Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the beginning of the period. As of October 31, 2013, the Fund had a security with a total value of $94,596 transfer from Level 1 to Level 2. The change in level occurred due to a halt in trading of this security.

The accompanying notes are an integral part of the financial statements.

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The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

October 31, 2013

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
ASSETS
Investments in securities, at value — Note 2	$670,751,041	$135,089,914	$69,316,520
Cash	21,468,130	10,642,111	4,743,884
Foreign currency	1	3	—
Receivable for securities sold	5,165,963	1,410,699	1,077,972
Dividends and tax reclaims receivable	690,615	27,783	8,950
Receivable for Fund shares sold	41,307	46,171	4,953
Prepaid expenses	24,563	20,387	15,464
Due from Investment Advisor — Note 3	—	—	—
Unrealized appreciation on spot foreign currency contracts	1,649	—	—
Unrealized appreciation on forward foreign currency contracts	157,771	—	—
Initial margin for futures contracts	865,100	—	—
Variation margin receivable	—	—	—
TOTAL ASSETS	699,166,140	147,237,068	75,167,743
LIABILITIES
Payable for securities purchased	5,378,204	2,387,421	378,821
Unrealized depreciation on spot foreign currency contracts	1,639	—	—
Variation margin payable	101,280	—	—
Accrued foreign capital gains tax on appreciated securities	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Payable for Fund shares redeemed	64,991	39,476	33,117
Investment Advisory fees payable — Note 3	145,054	122,154	62,657
Audit fees payable	12,163	13,694	13,994
Sub-administration fees payable — Note 3	7,543	5,168	2,001
Legal fees payable	7,374	2,965	2,391
Trustees’ fees and expenses payable — Note 6	1,933	775	631
Distribution fees payable, Advisor Shares — Note 3	63	584	1,354
Shareholder service fees payable, Advisor Shares — Note 3	—	95	—
Shareholder service fees payable, Institutional Service Shares — Note 3	—	—	—
Accrued expenses and other liabilities	34,155	21,088	16,560
TOTAL LIABILITIES	5,754,399	2,593,420	511,526
NET ASSETS	$693,411,741	$144,643,648	$74,656,217
Cost of securities	$510,131,272	$100,011,942	$51,390,676
Cost of foreign currency	$1	$4	$—
NET ASSETS
Capital paid-in	$536,170,863	$87,102,818	$42,374,720
Undistributed net investment income	10,085,462	30,418	43,748
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(14,388,122)	22,432,440	14,311,905
Accumulated foreign capital gains tax on appreciated securities	—	—	—
Net unrealized appreciation on investments	160,619,769	35,077,972	17,925,844
Net unrealized appreciation on futures	765,993	—	—
Net unrealized appreciation on forward foreign currency contracts and foreign currency translations	157,776	—	—
NET ASSETS	$693,411,741	$144,643,648	$74,656,217
Net Assets:
Investor/Institutional Shares*	$693,207,101	$143,507,220	$67,889,919
Advisor/Institutional Service Shares*	$204,640	$1,136,428	$6,766,298
Total shares outstanding end of year:
Investor/Institutional Shares*	51,080,921	4,840,032	4,411,021
Advisor/Institutional Service Shares*	15,142	39,064	447,401
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor/Institutional Shares*	$13.57	$29.65	$15.39
Advisor/Institutional Service Shares*	$13.51	$29.09	$15.12

* Institutional Shares and Institutional Service Shares pertain only to the Global Multi-Cap Equity Fund.

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi-Cap Equity Fund	International Alpha Fund	International Multi-Cap Value Fund	Global Multi-Cap Equity Fund
ASSETS
Investments in securities, at value — Note 2	$1,040,777,282	$22,051,626	$190,349,737	$134,871,093	$179,957,531
Cash	7,649,335	551,634	7,799,640	5,387,331	1,761,194
Foreign currency	1,369,771	40,655	22	152,398	210,593
Receivable for securities sold	2,643,903	320,638	399,881	3,037,826	3,220,595
Dividends and tax reclaims receivable	1,142,523	28,868	515,970	415,915	332,626
Receivable for Fund shares sold	1,347,216	—	76,790	3,203,430	691,565
Prepaid expenses	98,087	3,801	19,591	26,581	22,343
Due from Investment Advisor — Note 3	63,062	21,914	44,295	57,182	34,852
Unrealized appreciation on spot foreign currency contracts	2,268	1,995	559	31,902	8,213
Unrealized appreciation on forward foreign currency contracts	—	9,650	—	127,532	81,611
Initial margin for futures contracts	—	32,175	—	267,678	—
Variation margin receivable	—	2,970	—	—	—
TOTAL ASSETS	1,055,093,447	23,065,926	199,206,485	147,578,868	186,321,123
LIABILITIES
Payable for securities purchased	1,704,615	254,011	385,919	3,043,707	4,135,025
Unrealized depreciation on spot foreign currency contracts	19,705	2,506	—	16,860	21,784
Variation margin payable	—	—	—	33,821	—
Accrued foreign capital gains tax on appreciated securities	1,476,291	5,529	76,645	8,712	8,415
Unrealized depreciation on forward foreign currency contracts	—	2,752	—	103,691	15,963
Payable for Fund shares redeemed	646,891	—	192,597	141,842	14,731
Investment Advisory fees payable — Note 3	878,491	19,203	132,344	91,742	82,507
Audit fees payable	16,920	16,209	15,658	17,667	20,366
Sub-administration fees payable — Note 3	43,722	1,504	7,946	5,903	8,533
Legal fees payable	9,884	1,970	3,353	2,850	3,163
Trustees’ fees and expenses payable — Note 6	2,602	519	876	750	824
Distribution fees payable, Advisor Shares — Note 3	40,950	207	19,203	7,150	—
Shareholder service fees payable, Advisor Shares — Note 3	—	—	—	3,006	—
Shareholder service fees payable, Institutional Service Shares — Note 3	—	—	—	—	2,319
Accrued expenses and other liabilities	296,712	47,756	31,501	99,116	60,863
TOTAL LIABILITIES	5,136,783	352,166	866,042	3,576,817	4,374,493
NET ASSETS	$1,049,956,664	$22,713,760	$198,340,443	$144,002,051	$181,946,630
Cost of securities	$926,761,605	$19,992,282	$166,995,511	$122,306,552	$161,155,217
Cost of foreign currency	$1,356,342	$40,714	$22	$152,358	$210,488
NET ASSETS
Capital paid-in	$969,847,012	$20,000,000	$178,286,513	$124,799,294	$153,125,838
Undistributed net investment income	8,047,424	7,448	2,081,380	489,099	1,527,298
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(40,483,924)	644,583	(5,311,399)	6,027,796	8,434,734
Accumulated foreign capital gains tax on appreciated securities	(1,476,291)	(5,529)	(76,645)	(8,712)	(8,415)
Net unrealized appreciation on investments	114,015,677	2,059,344	23,354,226	12,564,541	18,802,314
Net unrealized appreciation on futures	—	1,955	—	85,713	—
Net unrealized appreciation on forward foreign currency contracts and foreign currency translations	6,766	5,959	6,368	44,320	64,861
NET ASSETS	$1,049,956,664	$22,713,760	$198,340,443	$144,002,051	$181,946,630
Net Assets:
Investor/Institutional Shares*	$841,840,461	$21,578,340	$97,227,509	$105,501,364	$151,997,071
Advisor/Institutional Service Shares*	$208,116,203	$1,135,420	$101,112,934	$38,500,687	$29,949,559
Total shares outstanding end of year:
Investor/Institutional Shares*	61,178,456	1,900,001	8,073,615	10,331,380	11,544,967
Advisor/Institutional Service Shares*	15,196,148	100,001	8,347,586	3,768,882	2,277,223
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor/Institutional Shares*	$13.76	$11.36	$12.04	$10.21	$13.17
Advisor/Institutional Service Shares*	$13.70	$11.35	$12.11	$10.22	$13.15

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Year or Period Ended October 31, 2013

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
INVESTMENT INCOME
Dividend income	$14,254,921	$1,798,715	$918,968
Foreign taxes withheld	(80,847)	(1,619)	(1,689)
TOTAL INCOME	14,174,074	1,797,096	917,279
EXPENSES
Investment Advisory fees — Note 3	1,545,212	1,372,859	867,595
Sub-administration fees — Note 3	80,357	110,544	70,254
Trustees fees and expenses — Note 6	31,136	13,458	11,883
Distribution fees, Advisor Shares — Note 3	683	3,099	15,540
Shareholder Service fees, Advisor Shares — Note 3	—	580	—
Shareholder Service fees, Institutional Service Shares — Note 3	—	—	—
Transfer agent fees	104,078	81,650	76,900
Legal fees	60,387	25,100	20,801
Registration fees	44,159	32,228	38,233
Insurance	41,913	18,756	18,694
Custodian fees	39,237	24,750	18,853
Audit fees	32,284	29,856	29,666
Printing	25,660	17,480	9,888
Pricing fees	6,002	1,645	1,272
Offering Costs	—	—	—
Other	21,622	8,488	6,868
TOTAL EXPENSES	2,032,730	1,740,493	1,186,447
Expenses waived by Investment Advisor — Note 3	—	—	(266,568)
Reimbursement from Investment Advisor	—	—	—
NET EXPENSES	2,032,730	1,740,493	919,879
NET INVESTMENT INCOME (LOSS)	12,141,344	56,603	(2,600)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	23,584,573	24,864,616	20,541,386
Net realized gain (loss) on futures	5,067,408	30,054	76,697
Net realized gain (loss) on foreign currency transactions	640,761	(765)	(7,892)
Net realized gain (loss) on investments, futures and foreign currency transactions	29,292,742	24,893,905	20,610,191

Change in unrealized appreciation on investments	103,478,694	14,314,231	3,962,856
Change in unrealized appreciation on futures	1,947,291	—	—
Change in accrued foreign capital gains tax on appreciated securities	—	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(155,172)	—	—
Net change in unrealized appreciation on investments, futures, forward foreign currency contracts and foreign currency translations	105,270,813	14,314,231	3,962,856
NET REALIZED AND UNREALIZED GAIN	134,563,555	39,208,136	24,573,047

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$146,704,899	$39,264,739	$24,570,447

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi- Cap Equity Fund(a)	International Alpha Fund	International Multi-Cap Value Fund	Global Multi- Cap Equity Fund
INVESTMENT INCOME
Dividend income	$21,744,980	$313,786	$4,046,995	$3,913,462	$3,814,659
Foreign taxes withheld	(2,316,164)	(38,228)	(282,270)	(312,868)	(203,565)
TOTAL INCOME	19,428,816	275,558	3,764,725	3,600,594	3,611,094
EXPENSES
Investment Advisory fees — Note 3	8,189,079	76,384	1,222,725	810,558	666,282
Sub-administration fees — Note 3	656,795	6,001	121,964	81,138	96,949
Trustees fees and expenses — Note 6	37,233	2,386	13,077	11,723	12,297
Distribution fees, Advisor Shares — Note 3	449,862	954	182,064	58,933	—
Shareholder Service fees, Advisor Shares — Note 3	—	—	22,597	23,573	—
Shareholder Service fees, Institutional Service Shares — Note 3	—	—	—	—	11,016
Transfer agent fees	447,998	24,252	82,431	80,691	78,931
Legal fees	78,065	9,877	27,825	23,636	27,111
Registration fees	123,332	4,037	34,254	44,911	35,625
Insurance	42,623	—	14,674	14,217	15,549
Custodian fees	464,561	39,839	33,364	161,033	99,971
Audit fees	47,355	32,703	42,870	34,523	33,924
Printing	119,919	2,915	31,406	17,352	12,004
Pricing fees	14,846	8,844	6,432	134,655	72,754
Offering Costs	—	42,019	—	—	—
Other	26,561	8,125	9,640	38,037	15,972
TOTAL EXPENSES	10,698,229	258,336	1,845,323	1,534,980	1,178,385
Expenses waived by Investment Advisor — Note 3	(168,534)	(76,384)	(192,600)	(489,974)	(319,441)
Reimbursement from Investment Advisor	—	(86,917)	—	—	—
NET EXPENSES	10,529,695	95,035	1,652,723	1,045,006	858,944
NET INVESTMENT INCOME (LOSS)	8,899,121	180,523	2,112,002	2,555,588	2,752,150
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	(18,519,277)	605,853	4,320,411	8,742,906	9,325,229
Net realized gain (loss) on futures	—	41,846	—	66,373	(43,031)
Net realized gain (loss) on foreign currency transactions	(447,097)	(43,681)	(28,479)	234,671	(906,470)
Net realized gain (loss) on investments, futures and foreign currency transactions	(18,966,374)	604,018	4,291,932	9,043,950	8,375,728

Change in unrealized appreciation on investments	75,861,555	2,059,344	20,718,367	10,172,952	14,572,441
Change in unrealized appreciation on futures	—	1,955	—	85,713	12,114
Change in accrued foreign capital gains tax on appreciated securities	(618,516)	(5,529)	(66,723)	(4,608)	7,077
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	8,013	5,959	12,814	36,469	54,797
Net change in unrealized appreciation on investments, futures, forward foreign currency contracts and foreign currency translations	75,251,052	2,061,729	20,664,458	10,290,526	14,646,429
NET REALIZED AND UNREALIZED GAIN	56,284,678	2,665,747	24,956,390	19,334,476	23,022,157

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,183,799	$2,846,270	$27,068,392	$21,890,064	$25,774,307

(a) Fund commenced investment activities on June 25, 2013.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year Ended October 31,

	North American Equity Fund		U.S. Opportunities Fund
	2013	2012	2013	2012
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$12,141,344	$9,718,017	$56,603	$(218,187)
Net realized gain (loss) on investments, futures and foreign currency transactions	29,292,742	26,450,003	24,893,905	13,238,431
Change in unrealized appreciation on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	105,270,813	31,896,681	14,314,231	1,035,757
Net increase in net assets resulting from operations	146,704,899	68,064,701	39,264,739	14,056,001
Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(10,701,897)	(7,774,987)	(73,579)	—
Advisor Shares	(3,129)	(1,980)	—	—
Net realized gains:
Investor Shares	—	—	(10,255,980)	(5,028,199)
Advisor Shares	—	—	(112,138)	(95,362)
Total dividends and distributions	(10,705,026)	(7,776,967)	(10,441,697)	(5,123,561)
Share Transactions:
Investor Shares:
Sales of shares	43,539,063	10,725,797	5,579,562	5,025,910
Reinvestment of distributions	9,189,287	6,630,602	9,934,734	4,843,033
Redemption of shares	(37,197,901)	(49,493,357)	(33,315,343)	(35,921,221)
Redemption fees - Note 5	—	—	600	628
Total increase (decrease) from Investor Share transactions	15,530,449	(32,136,958)	(17,800,447)	(26,051,650)
Advisor Shares:
Sales of shares	33,808	137,483	18,700	112,696
Reinvestment of distributions	3,090	1,980	109,774	93,518
Redemption of shares	(66,444)	(136,659)	(751,746)	(1,515,278)
Redemption fees - Note 5	—	—	—	—
Total increase (decrease) from Advisor Share transactions	(29,546)	2,804	(623,272)	(1,309,064)
Net increase (decrease) in net assets from share transactions	15,500,903	(32,134,154)	(18,423,719)	(27,360,714)
Total increase (decrease) in net assets	151,500,776	28,153,580	10,399,323	(18,428,274)
Net Assets
Beginning of year	541,910,965	513,757,385	134,244,325	152,672,599
End of year	$693,411,741	$541,910,965	$144,643,648	$134,244,325
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$10,085,462	$7,783,641	$30,418	$(1)

The accompanying notes are an integral part of the financial statements.

	U.S. Small and Mid Cap Opportunities Fund		Emerging Market Equity Fund
	2013	2012	2013	2012
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$(2,600)	$31,553	$8,899,121	$4,838,378
Net realized gain (loss) on investments, futures and foreign currency transactions	20,610,191	12,271,066	(18,966,374)	(17,692,163)
Change in unrealized appreciation on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	3,962,856	4,231,178	75,251,052	38,201,399
Net increase in net assets resulting from operations	24,570,447	16,533,797	65,183,799	25,347,614
Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	—	(516,952)	(4,079,786)	(2,385,242)
Advisor Shares	—	—	(1,048,503)	(760,916)
Net realized gains:
Investor Shares	(6,033,970)	(2,772,904)	—	(1,371,661)
Advisor Shares	(358,780)	(93,681)	—	(557,952)
Total dividends and distributions	(6,392,750)	(3,383,537)	(5,128,289)	(5,075,771)
Share Transactions:
Investor Shares:
Sales of shares	4,587,898	36,444,577	470,423,823	234,409,044
Reinvestment of distributions	3,350,149	1,396,484	3,466,280	3,205,307
Redemption of shares	(68,180,596)	(148,435,077)	(117,849,864)	(48,600,940)
Redemption fees - Note 5	2,222	12,724	18,825	3,839
Total increase (decrease) from Investor Share transactions	(60,240,327)	(110,581,292)	356,059,064	189,017,250
Advisor Shares:
Sales of shares	824,272	440,212	115,583,890	79,747,963
Reinvestment of distributions	346,541	90,763	1,023,878	1,249,411
Redemption of shares	(1,797,099)	(1,929,746)	(73,373,581)	(29,636,643)
Redemption fees - Note 5	1,139	15	54,812	43,551
Total increase (decrease) from Advisor Share transactions	(625,147)	(1,398,756)	43,288,999	51,404,282
Net increase (decrease) in net assets from share transactions	(60,865,474)	(111,980,048)	399,348,063	240,421,532
Total increase (decrease) in net assets	(42,687,777)	(98,829,788)	459,403,573	260,693,375
Net Assets
Beginning of year	117,343,994	216,173,782	590,553,091	329,859,716
End of year	$74,656,217	$117,343,994	$1,049,956,664	$590,553,091
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$43,748	$(9,753)	$8,047,424	$4,641,162

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year or Period Ended October 31,

	Emerging Markets Multi-Cap Equity Fund	International Alpha Fund
	2013 (a)	2013	2012
INCREASE IN NET ASSETS
From Operations:
Net investment income	$180,523	$2,112,002	$832,033
Net realized gain (loss) on investments, futures and foreign currency transactions	604,018	4,291,932	(280,135)
Change in unrealized appreciation on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	2,061,729	20,664,458	2,547,722
Net increase in net assets resulting from operations	2,846,270	27,068,392	3,099,620
Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(126,540)	(716,988)	(502,503)
Advisor Shares	(5,970)	(32,268)	—
Institutional Class Shares	—	—	—
Institutional Service Class Shares	—	—	—
Total dividends and distributions	(132,510)	(749,256)	(502,503)
Share Transactions:
Investor Shares:
Sales of shares	19,000,000	26,030,400	35,143,052
Reinvestment of distributions	—	297,513	247,423
Redemption of shares	—	(11,035,919)	(16,020,230)
Redemption fees - Note 5	—	771	27
Total increase from Investor Share transactions	19,000,000	15,292,765	19,370,272
Advisor Shares:
Sales of shares	1,000,000	99,885,412	2,161,330
Reinvestment of distributions	—	29,673	—
Redemption of shares	—	(13,034,798)	(2,730,850)
Redemption fees - Note 5	—	362	151
Total increase (decrease) from Advisor Share transactions	1,000,000	86,880,649	(569,369)
Institutional Class Shares:
Sales of shares	—	—	—
Reinvestment of distributions	—	—	—
Redemption of shares	—	—	—
Redemption fees - Note 5	—	—	—
Total increase from Institutional Class Share transactions	—	—	—
Institutional Service Class Shares:
Sales of shares	—	—	—
Reinvestment of distributions	—	—	—
Redemption of shares	—	—	—
Total increase from Institutional Service Class Share transactions	—	—	—
Net increase in net assets from share transactions	20,000,000	102,173,414	18,800,903
Total increase in net assets	22,713,760	128,492,550	21,398,020
Net Assets
Beginning of year or period	—	69,847,893	48,449,873
End of year or period	$22,713,760	$198,340,443	$69,847,893
Undistributed net investment income	$7,448	$2,081,380	$747,113

(a) Fund commenced investment activities on June 25, 2013.

The accompanying notes are an integral part of the financial statements.

	International Multi-Cap Value Fund		Global Multi-Cap Equity Fund
	2013	2012	2013	2012
INCREASE IN NET ASSETS
From Operations:
Net investment income	$2,555,588	$928,586	$2,752,150	$1,626,231
Net realized gain (loss) on investments, futures and foreign currency transactions	9,043,950	326,668	8,375,728	291,336
Change in unrealized appreciation on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	10,290,526	3,652,029	14,646,429	5,368,121
Net increase in net assets resulting from operations	21,890,064	4,907,283	25,774,307	7,285,688
Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(2,929,829)	(429,032)	—	—
Advisor Shares	(721,255)	(180,214)	—	—
Institutional Class Shares	—	—	(699,012)	(2,485,891)
Institutional Service Class Shares	—	—	(16,172)	—
Total dividends and distributions	(3,651,084)	(609,246)	(715,184)	(2,485,891)
Share Transactions:
Investor Shares:
Sales of shares	52,529,879	53,434,963	—	—
Reinvestment of distributions	689,385	77,042	—	—
Redemption of shares	(18,457,144)	(13,091,124)	—	—
Redemption fees - Note 5	2,008	453	—	—
Total increase from Investor Share transactions	34,764,128	40,421,334	—	—
Advisor Shares:
Sales of shares	30,931,682	6,317,294	—	—
Reinvestment of distributions	688,317	133,224	—	—
Redemption of shares	(6,727,853)	(4,104,918)	—	—
Redemption fees - Note 5	21,105	8,661	—	—
Total increase (decrease) from Advisor Share transactions	24,913,251	2,354,261	—	—
Institutional Class Shares:
Sales of shares	—	—	68,945,851	26,377,233
Reinvestment of distributions	—	—	479,705	1,675,032
Redemption of shares	—	—	(18,122,409)	(21,159,411)
Redemption fees - Note 5	—	—	1,090	270
Total increase from Institutional Class Share transactions	—	—	51,304,237	6,893,124
Institutional Service Class Shares:
Sales of shares	—	—	27,246,539	50,000
Reinvestment of distributions	—	—	15,742	—
Redemption of shares	—	—	(56,531)	—
Total increase from Institutional Service Class Share transactions	—	—	27,205,750	50,000
Net increase in net assets from share transactions	59,677,379	42,775,595	78,509,987	6,943,124
Total increase in net assets	77,916,359	47,073,632	103,569,110	11,742,921
Net Assets
Beginning of year or period	66,085,692	19,012,060	78,377,520	66,634,599
End of year or period	$144,002,051	$66,085,692	$181,946,630	$78,377,520
Undistributed net investment income	$489,099	$885,539	$1,527,298	$312,216

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2013	$10.92	$0.24		$2.63		$2.87	$(0.22)	$—	$(0.22)
2012	9.76	0.18		1.13		1.31	(0.15)	—	(0.15)
2011	9.20	0.18		0.53		0.71	(0.15)	—	(0.15)
2010	8.09	0.13		1.13		1.26	(0.15)	—	(0.15)
2009	7.58	0.18		0.57		0.75	(0.24)	—	(0.24)
Advisor Shares
2013	$10.87	$0.20		$2.62		$2.82	$(0.18)	$—	$(0.18)
2012	9.73	0.15		1.10		1.25	(0.11)	—	(0.11)
2011	9.17	0.17		0.51		0.68	(0.12)	—	(0.12)
2010	8.07	0.11		1.11		1.22	(0.12)	—	(0.12)
2009	7.55	0.16		0.57		0.73	(0.21)	—	(0.21)
U.S. Opportunities Fund
Investor Shares
2013	$24.20	$0.01	(1)	$7.36	†	$7.37	$(0.01)	$(1.91)	$(1.92)
2012	22.77	(0.03	)(1)	2.24	†	2.21	—	(0.78)	(0.78)
2011	21.94	(0.09	)(1)	0.92	†	0.83	—	—	—
2010	18.15	(0.11	)(1)	3.90	†	3.79	—	—	—
2009	15.79	(0.07	)(1)	2.43	†	2.36	—	—	—
Advisor Shares
2013	$23.84	$(0.04	)(1)	$7.20		$7.16	$—	$(1.91)	$(1.91)
2012	22.49	(0.08	)(1)	2.21		2.13	—	(0.78)	(0.78)
2011	21.73	(0.15	)(1)	0.91		0.76	—	—	—
2010	18.01	(0.15	)(1)	3.87		3.72	—	—	—
2009	15.71	(0.11	)(1)	2.41		2.30	—	—	—
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2013	$12.33	$—	(1)(b)	$3.81	†	$3.81	$—	$(0.75)	$(0.75)
2012	11.56	—	(1)(b)	0.96	†	0.96	(0.03)	(0.16)	(0.19)
2011	11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
2010	9.37	(0.01	)(1)	1.87	†	1.86	—	—	—
2009	7.96	—	(1)(b)	1.41	†	1.41	—	—	—
Advisor Shares
2013	$12.15	$(0.04	)(1)	$3.76	†	$3.72	$—	$(0.75)	$(0.75)
2012	11.40	(0.03	)(1)	0.94	†	0.91	—	(0.16)	(0.16)
2011	11.11	—	(1)(b)	0.55	†	0.55	—	(0.26)	(0.26)
2010	9.29	(0.04	)(1)	1.86	†	1.82	—	—	—
2009	7.91	(0.04	)(1)	1.42	†	1.38	—	—	—
Emerging Market Equity Fund
Investor Shares
2013	$12.91	$0.15	(1)	$0.81	†	$0.96	$(0.11)	$—	$(0.11)
2012	12.29	0.15	(1)	0.66	†	0.81	(0.12)	(0.07)	(0.19)
2011	13.42	0.18	(1)	(1.21	)†	(1.03)	(0.06)	(0.04)	(0.10)
2010	11.34	0.10	(1)	2.04	†	2.14	(0.06)	—	(0.06)
2009	6.99	0.12	(1)	4.24	††	4.36	(0.01)	—	(0.01)
Advisor Shares
2013	$12.85	$0.11	(1)	$0.83	†	$0.94	$(0.09)	$—	$(0.09)
2012	12.23	0.10	(1)	0.69	†	0.79	(0.10)	(0.07)	(0.17)
2011	13.36	0.14	(1)	(1.19	)†	(1.05)	(0.04)	(0.04)	(0.08)
2010	11.32	0.08	(1)	2.02	†	2.10	(0.06)	—	(0.06)
2009	6.97	0.05	(1)	4.30	†††	4.35	—	—	—

†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
†††	Includes redemption fees of $0.02 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
North American Equity Fund
Investor Shares
2013	$13.57	26.76%	$693,207	0.33%	0.33%	1.96%	31%
2012	10.92	13.59	541,720	0.36	0.36	1.81	37
2011	9.76	7.70	513,589	0.37	0.37	1.63	72
2010	9.20	15.68	489,133	0.39	0.39	1.76	88
2009	8.09	10.59	375,315	0.43	0.43	2.09	85
Advisor Shares
2013	$13.51	26.35%	$205	0.68%	0.68%	1.64%	31%
2012	10.87	13.04	191	0.71	0.71	1.46	37
2011	9.73	7.43	169	0.72	0.72	1.27	72
2010	9.17	15.27	170	0.74	0.74	1.41	88
2009	8.07	10.28	116	0.78	0.78	1.69	85
U.S. Opportunities Fund
Investor Shares
2013	$29.65	33.03%	$143,507	1.26%	1.26%	0.04%	74%
2012	24.20	10.00	132,715	1.32	1.32	(0.11)	69
2011	22.77	3.78	149,941	1.29	1.29	(0.39)	91
2010	21.94	20.88	173,625	1.33	1.33	(0.52)	57
2009	18.15	14.95	162,694	1.40	1.40	(0.45)	64
Advisor Shares
2013	$29.09	32.58%	$1,137	1.57%	1.57%	(0.16)%	74%
2012	23.84	9.76	1,530	1.57	1.57	(0.35)	69
2011	22.49	3.50	2,732	1.54	1.54	(0.65)	91
2010	21.73	20.66	2,957	1.58	1.58	(0.77)	57
2009	18.01	14.64	2,800	1.65	1.65	(0.71)	64
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2013	$15.39	32.80%	$67,890	1.05%	1.35%	0.02%	72%
2012	12.33	8.41	111,332	1.05	1.27	0.02	76
2011	11.56	5.21	209,199	1.05	1.25	0.21	100
2010	11.23	19.85	111,939	1.05	1.52	(0.13)	122
2009	9.37	17.71	36,103	1.05	2.32	(0.04)	75
Advisor Shares
2013	$15.12	32.52%	$6,766	1.30%	1.59%	(0.27)%	72%
2012	12.15	8.07	6,012	1.30	1.53	(0.24)	76
2011	11.40	4.90	6,974	1.30	1.52	0.00	100
2010	11.11	19.59	9,793	1.30	1.77	(0.38)	122
2009	9.29	17.45	3,584	1.30	2.33	(0.40)	75
Emerging Market Equity Fund
Investor Shares
2013	$13.76	7.49%	$841,841	1.23%	1.25%	1.16%	47%
2012	12.91	6.77	437,270	1.25	1.26	1.18	47
2011	12.29	(7.73)	234,258	1.25	1.34	1.34	69
2010	13.42	18.97	152,681	1.25	1.53	0.82	75
2009	11.34	62.38	33,479	1.25	2.61	1.34	91
Advisor Shares
2013	$13.70	7.33%	$208,116	1.48%	1.50%	0.84%	47%
2012	12.85	6.57	153,283	1.50	1.51	0.81	47
2011	12.23	(7.95)	95,602	1.50	1.59	1.05	69
2010	13.36	18.60	87,577	1.50	1.81	0.64	75
2009	11.32	62.41	14,021	1.50	2.47	0.55	91

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2013(b)	$10.00	$0.09	(1)	$1.34		$1.43	$(0.07)	$—	$(0.07)
Advisor Shares
2013(b)	$10.00	$0.08	(1)	$1.33		$1.41	$(0.06)	$—	$(0.06)
International Alpha Fund
Investor Shares
2013	$9.87	$0.14	(1)	$2.14	†	$2.28	$(0.11)	$—	$(0.11)
2012	9.36	0.13	(1)	0.48	†	0.61	(0.10)	—	(0.10)
2011	10.51	0.10	(1)	(1.01	)†	(0.91)	(0.24)	—	(0.24)
2010	9.00	0.08	(1)	1.60	†	1.68	(0.17)	—	(0.17)
2009	6.73	0.13	(1)	2.21	†	2.34	(0.07)	—	(0.07)
Advisor Shares
2013	$9.93	$0.17	(1)	$2.09	†	$2.26	$(0.08)	$—	$(0.08)
2012	9.34	0.09	(1)	0.50	†	0.59	—	—	—
2011	10.47	0.10	(1)	(1.02	)†	(0.92)	(0.21)	—	(0.21)
2010	8.97	0.06	(1)	1.59	†	1.65	(0.15)	—	(0.15)
2009	6.71	0.11	(1)	2.20	†	2.31	(0.05)	—	(0.05)
International Multi-Cap Value Fund
Investor Shares
2013	$8.59	$0.24	(1)	$1.75	†	$1.99	$(0.37)	$—	$(0.37)
2012	8.34	0.24	(1)	0.30	†	0.54	(0.29)	—	(0.29)
2011	8.95	0.28	(1)	(0.60)		(0.32)	(0.29)	—	(0.29)
2010	7.91	0.26	(1)	1.05		1.31	(0.27)	—	(0.27)
2009	5.61	0.20	(1)	2.37		2.57	(0.27)	—	(0.27)
Advisor Shares
2013	$8.58	$0.22	(1)	$1.75	††	$1.97	$(0.33)	$—	$(0.33)
2012	8.33	0.22	(1)	0.30	†	0.52	(0.27)	—	(0.27)
2011	8.94	0.24	(1)	(0.58	)†	(0.34)	(0.27)	—	(0.27)
2010	7.91	0.24	(1)	1.04	†	1.28	(0.25)	—	(0.25)
2009	5.59	0.19	(1)	2.38	††	2.57	(0.25)	—	(0.25)
Global Multi-Cap Equity Fund
Institutional Class Shares
2013	$10.70	$0.27	(1)	$2.29	†	$2.56	$(0.09)	$—	$(0.09)
2012 (e)	10.07	0.24	(1)	0.75	†	0.99	(0.36)	—	(0.36)
2011(c)(f)	10.00	0.24	(1)	(0.15	)†	0.09	(0.02)	—	(0.02)
Institutional Service Class Shares
2013	$10.70	$0.24	(1)	$2.30		$2.54	$(0.09)	$—	$(0.09)
2012(d)	10.74	0.01	(1)	(0.05)		(0.04)	—	—	—

†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on November 9, 2010. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(d)	Commenced operations on September 28, 2012. All ratios for the period have been annualized, except for the Total Return.
(e)	Per share amounts have been adjusted for a 10 for 1 share split on September 17, 2012. (See Note 14)
(f)	Per share amounts have been restated for a 10 for 1 share split on September 17, 2012. (See Note 14)

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2013(b)	$11.36	14.28%	$21,578	1.25%	3.42%	2.41%	40%
Advisor Shares
2013(b)	$11.35	14.11%	$1,136	1.50%	3.67%	2.16%	40%
International Alpha Fund
Investor Shares
2013	$12.04	23.27%	$97,227	0.95%	1.10%	1.28%	47%
2012	9.87	6.67	65,921	1.01	1.46	1.42	63
2011	9.36	(8.87)	44,038	1.15	1.49	0.97	96
2010	10.51	18.90	46,392	1.15	1.63	0.82	101
2009	9.00	35.28	15,878	1.15	1.75	1.82	109
Advisor Shares
2013	$12.11	22.91%	$101,113	1.23%	1.33%	1.50%	47%
2012	9.93	6.32	3,927	1.32	1.78	1.00	63
2011	9.34	(8.97)	4,411	1.40	1.72	0.91	96
2010	10.47	18.61	27,908	1.40	1.89	0.69	101
2009	8.97	34.84	39,418	1.40	1.99	1.49	109
International Multi-Cap Value Fund
Investor Shares
2013	$10.21	23.84%	$105,501	0.95%	1.43%	2.58%	79%
2012	8.59	6.84	56,727	0.98	2.31	2.87	66
2011	8.34	(3.72)	12,245	1.15	3.60	3.14	91
2010	8.95	16.96	11,049	1.15	4.56	3.20	90
2009	7.91	48.45	9,230	1.15	5.49	3.23	140
Advisor Shares
2013	$10.22	23.58%	$38,501	1.30%	1.78%	2.32%	79%
2012	8.58	6.63	9,358	1.32	2.95	2.75	66
2011	8.33	(3.90)	6,767	1.40	3.89	2.73	91
2010	8.94	16.64	2,168	1.40	4.83	2.94	90
2009	7.91	48.42	1,342	1.40	5.71	3.01	140
Global Multi-Cap Equity Fund
Institutional Class Shares
2013	$13.17	24.14%	$151,997	0.70%	0.97%	2.30%	76%
2012 (e)	10.70	10.00	78,328	0.70	1.16	2.37	94
2011(c)(f)	10.07	0.93	66,635	0.70	1.40	2.35	90
Institutional Service Class Shares
2013	$13.15	23.95%	$29,950	0.80%	1.03%	1.97%	76%
2012(d)	10.70	(0.37)	50	0.80	1.78	0.77	94

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements
October 31, 2013

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder North American Equity Fund and Schroder Global Multi-Cap Equity Fund (formerly, Schroder Global Quality Fund) (each a “Fund” and collectively, the “SGST Funds”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (each a “Fund” and collectively, the “SCFD Funds”). On April 18, 2007, Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into nine separate series. Included in this report are Schroder U.S. Small and Mid-Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Multi-Cap Value Fund (each a “Fund”, collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Funds, the “Funds”). Schroder Emerging Markets Multi-Cap Equity Fund commenced operations on June 25, 2013.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices quoted on a principal exchange for the security or from a recognized pricing service (“mid-market price”). Securities not traded on any securities exchange and for which over-the-counter market quotations are readily available generally shall be valued at the most recently reported mid-market price. Options, including options on indices, traded on a securities exchange or board of trade generally are valued at the last reported sales price. Investments in registered investment companies are priced at each Fund’s daily net asset value. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities. Such methodologies generally consider such factors as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors of SST, SGST, or SCFD (the “Trusts”) nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less will normally be valued at their amortized cost, which generally approximates market value. Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Trustees”). The Funds’ Fair Value Procedures are implemented through a Pricing

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2013

Committee (the “Committee”) designated by the Funds’ Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time a Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that a Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor. A security whose value is adjusted in this manner will be classified as a Level 2 security in the fair value hierarchy.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                            Level 1 — quoted prices in active markets for identical securities

•                            Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                            Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, instruments that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund, are generally considered Level 2 instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended October 31, 2013, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2013

taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the period ended October 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Emerging Markets Multi-Cap Equity Fund and Schroder International Multi-Cap Value Fund, which declares and distribute dividends to shareholders from net investment income and distributes these dividends quarterly.

OFFERING COSTS: During the period ended October 31, 2013, the Schroder Emerging Markets Multi-Cap Equity Fund commenced operations and incurred offering costs of $42,019. Schroder Investment Management North America, Inc. (“SIMNA”) absorbed all of the offering costs for Schroder Emerging Markets Multi-Cap Equity Fund. The amount absorbed by SIMNA is included in “Offering Costs” and “Reimbursement from Investment Advisor” on the Statement of Operations.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2013

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: Certain Funds may invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult or costly. A Fund purchases the equity- linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity- linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Funds and the SCFD Funds, and quarterly for the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, Advisor Shares, Institutional Shares and Institutional Service Shares of certain Funds, SIMNA has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2014, except for the Schroder Emerging Markets Multi-Cap Equity Fund, which SIMNA has contractually agreed to pay or reimburse the Fund for expenses through February 28, 2015, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2013

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares	Institutional Shares	Institutional Service Shares
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%	N/A	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	1.05%	1.30%	N/A	N/A
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder Emerging Markets Multi-Cap Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder International Alpha Fund	0.80%	0.95%	1.30%	N/A	N/A
Schroder International Multi-Cap Value Fund	0.80%	0.95%	1.30%	N/A	N/A
Schroder Global Multi-Cap Equity Fund	0.55%	N/A	N/A	0.70%	0.80%

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund. SIMNA pays SIMNA Ltd. the following percentage of the investment advisory fees it receives from Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund, after waivers, as set forth below.

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	53%
Schroder Emerging Market Equity Fund	41%
Schroder Emerging Markets Multi-Cap Equity Fund	41%
Schroder International Alpha Fund	51%
Schroder International Multi-Cap Value Fund	51%
Schroder Global Multi-Cap Equity Fund	53%

The administrator of the SGST Funds is Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA. SFA receives no compensation for its services for the SGST Funds. SIMNA provides certain administration services to the SCFD Funds. SIMNA’s compensation for these services is included in the SCFD Funds’ advisory fees.

Effective January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, pay fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $1 billion of such assets; 0.0700% on the next $2 billion of such assets; 0.0600% on the next $1.5 billion of such assets; and 0.0575% on assets in excess of $4.5 billion. Each Fund pays its pro rata portion of such fees.

Prior to January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, paid fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each Fund paid its pro rata portion of such fees.

Effective January 29, 2005, as amended January 1, 2013, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate SFA for distribution services and

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2013

certain shareholder services with respect to the Funds’ Advisor Shares, except for Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares.

SFA, the Funds’ distributor, SIMNA, or any of their affiliates, may, from time to time, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources.

Each Fund, with respect to its Advisor Shares, may reimburse SFA, SIMNA, or their affiliates for a portion of those payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement is limited to 0.10% of a Fund’s Advisor Shares’ average daily net assets. This reimbursement is in addition to payments made under such Funds’ 12b-1 plans. Schroder Global Multi-Cap Equity Fund has adopted a Shareholder Service Plan with respect to its Institutional Service Shares, pursuant to which the Fund pays SIMNA, SFA, or such other entity as shall from time to time act as the shareholder servicer of Institutional Service Shares a service fee at an annual rate of up to 0.10% of the average daily net assets attributable to its Institutional Service Shares.

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The period or year-end fair values on the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses as disclosed on the Statements of Operations are generally indicative of the volume of the Fund’s derivative activity for the year.

The period or year-end fair values on the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses as disclosed on the Statements of Operations are generally indicative of the volume of the Fund’s derivative activity for the period.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2013

The fair value of derivative instruments as of October 31, 2013, was as follows:

Fund	Statement of Assets and Liabilities Location	Asset Derivatives	Liability Derivatives
Schroder North American Equity Fund
Equity contracts
Futures Contracts	Net unrealized appreciation on futures	$765,993	$—
Foreign exchange contracts	Unrealized appreciation on forward foreign
Forward Contracts	currency contracts	157,771	—
		$923,764	$—
Schroder Emerging Market Equity Fund
Equity contracts
Equity-Linked Warrants	Investments in securities, at value	$9,786,489	$—
Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures Contracts	Net unrealized appreciation on future	$1,955	$—
Foreign exchange contracts	Unrealized appreciation/(depreciation) on
Forward Contracts	forward foreign currency contracts	9,650	(2,752)
		$11,605	$(2,752)
Schroder International Multi-Cap Value Fund
Equity contracts
Futures Contracts	Net unrealized appreciation on futures	$85,713	$—
Foreign exchange contracts	Unrealized appreciation/(depreciation) on
Forward Contracts	forward foreign currency contracts	127,532	(103,691)
		$213,245	$(103,691)
Schroder Global Multi-Cap Equity Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation) on
Forward Contracts	forward foreign currency contracts	$81,611	$(15,963)

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2013

The effect of derivative instruments on the Statement of Operations for the year or period ended October 31, 2013, was as follows:

The amount of realized and unrealized gain (loss) on derivatives:

Fund	Realized Gain/(Loss)*	Change in Unrealized Appreciation (Depreciation)	Total
Schroder North American Equity Fund
Equity contracts
Futures Contracts	$5,067,408	$1,947,291	$7,014,699
Foreign exchange contracts
Forward Contracts	643,415	(155,250)	488,165
	$5,710,823	$1,792,041	$7,502,864
Schroder U.S. Opportunities Fund
Equity contracts
Futures Contracts	$30,054	$—	$30,054
Schroder U.S. Small and Mid Cap Opportunities Fund
Equity contracts
Futures Contracts	$76,697	$—	$76,697
Schroder Emerging Market Equity Fund
Equity contracts
Equity-Linked Warrants	$—	$1,179,467	$1,179,467
Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$41,846	$1,955	$43,801
Foreign exchange contracts
Forward Contracts	(42,850)	6,898	(35,952)
	$(1,004)	$8,853	$7,849
Schroder International Multi-Cap Value Fund
Equity contracts
Futures Contracts	$66,373	$85,713	$152,086
Foreign exchange contracts
Forward Contracts	268,689	15,736	284,425
	$335,062	$101,449	$436,511
Schroder Global Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$(43,031)	$12,114	$(30,917)
Foreign exchange contracts
Forward Contracts	(881,969)	57,731	(824,238)
	$(925,000)	$69,845	$(855,155)

* Futures contracts are included in realized gain on futures and forward contracts are included in net realized gain (loss) on foreign currency transactions and equity-linked warrants are included in net realized gain (loss) on investments sold.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2013

NOTE 5 — REDEMPTION FEES

Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder Global Multi-Cap Equity Fund generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to SFA or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the year or period ended October 31, 2013 were as follows:

Schroder U.S. Opportunities Fund	$600
Schroder U.S. Small and Mid Cap Opportunities Fund	3,361
Schroder Emerging Market Equity Fund	73,637
Schroder International Alpha Fund	1,133
Schroder International Multi-Cap Value Fund	23,113
Schroder Global Multi-Cap Equity Fund	1,090

NOTE 6 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or SFA. Officers of the Funds are also officers of SIMNA and SFA. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the year or period ended October 31, 2013 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$218,385,081	$179,284,838
Schroder U.S. Opportunities Fund	94,019,341	120,343,977
Schroder U.S. Small and Mid Cap Opportunities Fund	59,198,973	123,061,050
Schroder Emerging Market Equity Fund	791,435,565	381,662,059
Schroder Emerging Markets Multi-Cap Equity Fund	27,834,137	8,447,790
Schroder International Alpha Fund	164,921,976	68,244,645
Schroder International Multi-Cap Value Fund	128,929,179	77,620,822
Schroder Global Multi-Cap Equity Fund	169,370,440	90,601,027

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, foreign currency transactions and utilization of equalization distribution on redemption. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2013

At October 31, 2013, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$865,503	$(861,579)	$(3,924)
Schroder U.S. Opportunities Fund	47,395	(2,588,910)	2,541,515
Schroder U.S. Small and Mid Cap Opportunities Fund	56,101	(5,628,454)	5,572,353
Schroder Emerging Market Equity Fund	(364,570)	364,570	—
Schroder Emerging Markets Multi-Cap Equity Fund	(40,565)	40,565	—
Schroder International Alpha Fund	(28,479)	28,479	—
Schroder International Multi-Cap Value Fund	699,056	(699,056)	—
Schroder Global Multi-Cap Equity Fund	(821,884)	822,891	(1,007)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2013 and October 31, 2012, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder North American Equity Fund
2013	$10,705,026	$—	$10,705,026
2012	7,776,967	—	7,776,967
Schroder U.S. Opportunities Fund
2013	217,460	10,224,237	10,441,697
2012	—	5,123,561	5,123,561
Schroder U.S. Small and Mid Cap Opportunities Fund
2013	1,630,780	4,761,970	6,392,750
2012	516,952	2,866,585	3,383,537
Schroder Emerging Market Equity Fund
2013	5,128,289	—	5,128,289
2012	3,146,158	1,929,613	5,075,771
Schroder Emerging Markets Multi-Cap Equity Fund
2013	132,510	—	132,510
Schroder International Alpha Fund
2013	749,256	—	749,256
2012	502,503	—	502,503
Schroder International Multi-Cap Value Fund
2013	3,651,084	—	3,651,084
2012	609,246	—	609,246
Schroder Global Multi-Cap Equity Fund
2013	715,184	—	715,184
2012	2,485,891	—	2,485,891

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2013

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$10,257,530	$—	$(11,229,135)	$158,370,129	$(157,646)	$157,240,878
Schroder U.S. Opportunities Fund	4,585,313	17,920,789	—	35,034,716	12	57,540,830
Schroder U.S. Small and Mid Cap Opportunities Fund	3,256,015	11,411,940	—	17,622,139	(8,597)	32,281,497
Schroder Emerging Market Equity Fund	8,041,559	—	(29,579,026)	101,641,260	5,859	80,109,652
Schroder Emerging Markets Multi-Cap Equity Fund	698,756	—	—	2,021,309	(6,305)	2,713,760
Schroder International Alpha Fund	2,081,380	1,543,838	(6,539,066)	22,967,782	(4)	20,053,930
Schroder International Multi-Cap Value Fund	6,160,082	2,658,910	(960,903)	11,403,034	(58,366)	19,202,757
Schroder Global Multi-Cap Equity Fund	6,453,396	4,649,530	—	17,776,470	(58,604)	28,820,792

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes, subject in some cases to certain limitations. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010, the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“pre-RlC Mod losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must use any post-RlC Mod losses, which will not expire, before it uses any pre-RIC Mod losses. This increases the likelihood that pre-RlC Mod losses will expire unused at the conclusion of the eight-year carryforward period. The Funds listed below have the following pre-RIC Mod losses, which expire on the following dates, except that the carryforwards of Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund may be subject to annual limitations:

October 31,
2017
Schroder North American Equity Fund	$11,229,135
Schroder International Alpha Fund	6,539,066
Schroder International Multi-Cap Value Fund	960,903

The Funds listed below have the following post-RIC Mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total

Schroder Emerging Market Equity Fund	$29,579,026	$—	$29,579,026

During the year ended October 31, 2013, the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder North American Equity Fund	$29,625,967
Schroder International Alpha Fund	2,838,701
Schroder International Multi-Cap Value Fund	1,062,667
Schroder Global Multi-Cap Equity Fund	324,764

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2013

At October 31, 2013, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$512,538,688	$167,543,611	$(9,331,258)	$158,212,353
Schroder U.S. Opportunities Fund	100,055,198	35,756,852	(722,136)	35,034,716
Schroder U.S. Small and Mid Cap Opportunities Fund	51,694,381	17,937,432	(315,293)	17,622,139
Schroder Emerging Market Equity Fund	937,666,497	125,957,647	(22,846,862)	103,110,785
Schroder Emerging Markets Multi-Cap Equity Fund	20,032,702	2,447,900	(428,976)	2,018,924
Schroder International Alpha Fund	167,311,678	25,484,054	(2,445,995)	23,038,059
Schroder International Multi-Cap Value Fund	123,503,667	16,617,635	(5,250,209)	11,367,426
Schroder Global Multi-Cap Equity Fund	162,237,507	22,638,367	(4,918,343)	17,720,024

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder Emerging Market Equity Fund, Schroder Emerging Market Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2013 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund	3	96.72%
Schroder U.S. Opportunities Fund	3	75.79
Schroder U.S. Small and Mid Cap Opportunities Fund	4	80.44
Schroder Emerging Market Equity Fund	5	48.46
Schroder Emerging Markets Multi-Cap Equity Fund	2	100.00
Schroder International Alpha Fund	4	89.12
Schroder International Multi-Cap Value Fund	4	66.65
Schroder Global Multi-Cap Equity Fund	3	93.07

All of the accounts shown above for Schroder Emerging Markets Multi-Cap Equity Fund are owned by an affiliate of SIMNA.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2013

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Funds did not have any borrowings under the credit agreement during the year ended October 31, 2013.

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year or period ended October 31, 2013 and the year or period ended October 31, 2012, were as follows:

	North American Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
	2013	2012	2013	2012	2013	2012
Investor Shares:
Sales of shares	3,629,054	1,069,953	218,214	215,297	363,377	2,990,815
Reinvestment of distributions	853,230	687,109	443,119	217,958	287,074	122,071
Redemption of shares	(3,014,362)	(4,742,515)	(1,304,625)	(1,535,077)	(5,270,637)	(12,183,603)
Net increase (decrease) in Investor Shares	1,467,922	(2,985,453)	(643,292)	(1,101,822)	(4,620,186)	(9,070,717)
Advisor Shares:
Sales of shares	2,706	12,975	701	4,816	62,408	36,208
Reinvestment of distributions	287	205	4,976	4,263	30,160	8,025
Redemption of shares	(5,413)	(12,967)	(30,790)	(66,368)	(139,808)	(161,568)
Net increase (decrease) in Advisor Shares	(2,420)	213	(25,113)	(57,289)	(47,240)	(117,335)

	Emerging Market Equity Fund		Emerging Markets Multi-Cap Equity Fund	International Alpha Fund
	2013	2012	2013 (a)	2013	2012
Investor Shares:
Sales of shares	36,034,720	18,488,834	1,900,001	2,395,469	3,679,238
Reinvestment of distributions	261,212	274,662	—	29,544	27,491
Redemption of shares	(8,996,093)	(3,950,563)	—	(1,029,317)	(1,731,556)
Net increase in Investor Shares	27,299,839	14,812,933	1,900,001	1,395,696	1,975,173
Advisor Shares:
Sales of shares	8,786,572	6,434,519	100,001	9,129,169	224,943
Reinvestment of distributions	77,391	107,338	—	2,923	—
Redemption of shares	(5,594,927)	(2,429,046)	—	(1,180,053)	(301,866)
Net increase (decrease) in Advisor Shares	3,269,036	4,112,811	100,001	7,952,039	(76,923)

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2013

	International Multi-Cap Value Fund		Global Multi-Cap Equity Fund
	2013	2012	2013	2012
Investor Shares:
Sales of shares	5,613,098	6,760,926	—	—
Reinvestment of distributions	76,835	9,992	—	—
Redemption of shares	(1,963,160)	(1,634,637)	—	—
Net increase in Investor Shares	3,726,773	5,136,281	—	—
Advisor Shares:
Sales of shares	3,320,514	772,859	—	—
Reinvestment of distributions	76,431	17,257	—	—
Redemption of shares	(718,845)	(511,618)	—	—
Net increase in Advisor Shares	2,678,100	278,498	—	—
Institutional Class Shares:
Sales of shares	—	—	5,711,651	2,560,663	(c)
Reinvestment of distributions	—	—	44,458	165,153	(c)
Redemption of shares	—	—	(1,528,505)	(2,025,363	)(c)
Net increase in Institutional Class Shares	—	—	4,227,604	700,453
Institutional Service Class Shares(b):
Sales of shares	—	—	2,276,100	4,655
Reinvestment of distributions	—	—	1,459	—
Redemption of shares	—	—	(4,991)	—
Net increase in Institutional Service Class Shares	—	—	2,272,568	4,655

(a)         Fund commenced investment activities on June 25, 2013.

(b)         Class commenced operations on September 28, 2012.

(c)          Adjusted to reflect the effect of a 10 for 1 share split on September 27, 2012. (See Note 14)

NOTE 13 — LITIGATION

In May 2011, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust, in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the “Litigation Trust Action”). In January 2012, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609) (the “Creditors Trust Action”). Both litigations seek to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers. The Litigation Trust Action asserted intentional and constructive fraudulent transfer actions under the Bankruptcy Code, and the Creditors Trust Action asserted intentional and constructive fraudulent transfer actions under state law. Both litigations allege that Schroders US Mutual Funds received $2,045,424 in payments in the leveraged buyout. The Funds’ records indicate that Schroder North American Equity Fund received payment in that amount related to the buyout, and that Fund is the only Schroder U.S. mutual fund that received such a payment. Schroder North American Equity Fund has joined in motions to dismiss that were previously filed by other defendants. By order dated October 6, 2011, the motions to dismiss were granted with respect to the constructive fraudulent transfer claims brought under the Bankruptcy Code in the Litigation Trust Action. The motions to dismiss remain pending with respect to the constructive fraudulent transfer claims brought under state law and the intentional fraudulent transfer claims. The possible outcome of the actions is currently uncertain.

NOTE 14 — SHARE SPLIT AND SPECIAL DIVIDEND

Effective on September 27, 2012, the Trustees declared a ten for one share split for Schroder Global Multi-Cap Equity Fund — Institutional Class with respect to its shareholders of record on September 26, 2012. The Trustees also declared a special dividend on September 21, 2012 to shareholders of record of Schroder Global Multi-Cap Equity Fund — Institutional Class on September 20, 2012.

Schroder Mutual Funds

Notes to Financial Statements (concluded)

October 31, 2013

NOTE 15 — RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements, to enable users of its financial statements to evaluate the effect or potential effect of those agreements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

In January 2013, the FASB issued ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (ASU 2013-01). This update clarifies that the scope of ASU 2011-11 and is effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Funds have evaluated the implications of these updates and the Funds do not believe the adoption will have a material impact on the financial statements.

NOTE 16 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Schroder Global Series Trust,

Schroder Capital Funds (Delaware) and

Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund and Schroder Global Multi-Cap Equity Fund (formerly Schroder Global Quality Fund) (constituting Schroder Global Series Trust), Schroder U.S. Opportunities Fund and Schroder International Alpha Fund, (constituting Schroder Capital Funds (Delaware)) and Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, and Schroder International Multi-Cap Value Fund (four of the series constituting Schroder Series Trust) (collectively referred to as the “Funds”) at October 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2013

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS

The advisory and subadvisory agreements (the “Advisory Agreements”) for Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid-Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund (formerly, Schroder Global Quality Fund) (collectively, the “Funds”) are subject to annual approval by the Trustees of the Funds. The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North America Inc. (“SIMNA”) and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in June 2013 to consider the continuation of the Advisory Agreements in respect of each of North American Equity Fund, U.S. Opportunities Fund, U.S. Small and Mid-Cap Opportunities Fund, Emerging Market Equity Fund, International Alpha Fund, International Multi-Cap Value Fund and Global Multi-Cap Equity Fund (collectively, the “Existing Funds”) for the following year. At the same meeting, the Trustees considered the approval of the Advisory Agreements in respect of Emerging Markets Multi-Cap Equity Fund (the “New Fund”) for an initial two-year period. The Trustees considered a number of factors, though they did not identify any one particular factor alone that they considered determinative. Factors considered by the Trustees included those described below, among others.

With respect to the Existing Funds, the Trustees considered the overall nature, extent and quality of the services provided by SIMNA, and the services provided by Schroder Investment Management North America Limited (“SIMNA Ltd.”) as sub-advisor to Emerging Market Equity Fund, International Multi-Cap Value Fund, North American Equity Fund, Global Multi-Cap Equity Fund, and International Alpha Fund pursuant to subadvisory agreements (the “Existing Subadvisory Agreements”) between SIMNA and SIMNA Ltd. They also considered the non-advisory services provided by affiliates of SIMNA. In this regard, the Trustees took into account the experience of the respective Funds’ portfolio management teams and of SIMNA’s senior management, and the time and attention devoted by each to the respective Funds.

Representatives of SIMNA discussed with the Trustees the detailed fee and expense and performance information presented by the Lipper organization for each of the Funds in connection with the proposed renewal of the Advisory Agreements with respect of the Existing Funds and the proposed approval of the Advisory Agreements with respect of the New Fund. Representatives of SIMNA explained to the Trustees that the Lipper report displays information on the contractual advisory fee and the actual advisory fee (contractual advisory fees after any applicable fee waiver and/or expense limitation), and that the actual advisory fee includes both the advisory fee paid to SIMNA and the administrative fee paid to SEI Investments Global Funds Services (“SEI”).

In reviewing the Lipper information, the Trustees considered the advisory fee for Schroder North American Equity Fund. The Trustees’ review showed that the Fund’s overall expense ratio is relatively low compared to its peers’, with contractual and actual advisory fees ranking first and second, respectively, out of fourteen peer group funds, and Investor Shares total expenses ranking in the first quintile and Advisor Shares total expenses ranking in the second quintile as measured by Lipper compared to peer group funds. While the Trustees noted that the Fund’s performance in the last year was in the fifth quintile for both Investor Shares and Advisor Shares compared to its Lipper peer group, they considered that it ranked in the first or second quintile for the two- and three-year periods. They also considered that the Fund’s performance peer group was relatively small, potentially leading to significant fluctuations in relative performance over short periods. The Trustees determined that the Fund’s advisory fee did not appear unreasonable in light of the information provided.

The Trustees’ review of Schroder International Multi-Cap Value Fund showed that the Fund’s contractual advisory fee and actual advisory fee were competitive, with contractual and actual advisory fees ranking fourth and first, respectively, out of thirteen peer group funds and both Investor Shares and Advisor Shares total expenses ranking in the second quintile. The Trustees considered that the Fund’s gross total expenses have been decreasing over time due to growth in the size of the Fund. The Trustees considered that the Fund ranked first in investment performance of two peer group funds in its performance peer group in the calendar year ended December 31, 2012. Representatives of SIMNA noted that the peer group was quite small, and that, when the Fund’s performance is measured against the entire comparative performance universe (all retail and institutional international multi-cap value funds, regardless of size or primary distribution channel), the Fund’s performance is in the first quintile for its Investor and Advisor Shares during the last calendar year. In light of the information provided to them, the Trustees determined that the Fund’s advisory fee did not appear unreasonable.

With respect to Schroders U.S. Opportunities Fund, the Trustees noted that the Fund’s total expenses were in the third and fifth quintiles for Investor and Advisor Shares, respectively, and that the contractual advisory fee and actual advisory fee were each in the fourth quintile compared to the Fund’s peer group. With respect to Schroders U.S. Small and Mid-Cap Opportunities Fund, the Trustees considered that the Fund’s contractual advisory fee was in the fourth quintile compared to its peer group, but the actual advisory fee paid was in the third quintile compared to its peer group, given the competitive expense reimbursement arrangement. The Trustees considered that the total expenses of the Fund’s Investor Shares and Advisor Shares were in the first quintile and third quintile, respectively, compared to the Fund’s peer group. The Trustees discussed with SIMNA a number of specific factors that had led to underperformance by the Funds in the past calendar year periods, including the Funds’ relatively high cash positions and the fact that many highly research-based equity investment strategies have been out of favor in the continuing extended market rally. Representatives of SIMNA noted that, in quite recent periods, the Funds’ portfolio management team had reduced the amounts of the Funds’ cash holdings, which had helped improve the Funds’ performance. Representatives of SIMNA also noted that the portfolio management team for both the U.S. Opportunities Fund and U.S. Small and Mid Cap Opportunities Fund had added a new senior investment professional.

The Trustees considered that U.S. Opportunities Fund’s and U.S. Small and Mid-Cap Opportunities Fund’s investment strategies are highly research intensive, requiring a significant amount of resources. They considered management’s statements that the Funds’ investment strategies remain in demand despite underperformance since the financial crisis, that SIMNA, SIMNA Ltd., and their affiliates (the “Schroders organization”) are limited in the amount of assets they can take into the strategies, and that, in part because of the amount of resources required to manage the strategies, the advisory fees are relatively high. Representatives of SIMNA noted in this regard that U.S. Small and Mid-Cap Opportunities Fund had been closed to new investors until recently, and that U.S. Opportunities Fund remains closed to new investors. Representatives of SIMNA noted that substantial redemptions related to underperformance appeared largely to have stopped and expressed a continued high degree of confidence in the portfolio management team. The Trustees discussed the Funds’ relative underperformance in recent years and the factors that had contributed to that underperformance. The Trustees determined to continue to monitor the Funds’ performance closely in light of that underperformance and going forward to look for improving relative returns, noting the steps that management had outlined to the Board at prior meetings for enhancements to the portfolio management process. The Trustees concluded that the Funds’ advisory fees, and the Funds’ total expense ratios, did not appear unreasonable given the limited capacity in the strategies, the apparent continued strong demand for the strategies, and the strategies’ research-intensive orientation.

As to Schroder International Alpha Fund, the Trustees noted that the Fund’s total expenses were in the first and third quintiles for Investor Shares and Advisor Shares, respectively, compared to the Fund’s peer group. The Trustees considered that the Fund performed second out of its peer group of eight during the last year for both Investor Shares and Advisor Shares. The Trustees also noted that the contractual advisory fee was in the third quintile, while the actual advisory fee was in the first quintile. Representatives of SIMNA also noted that the Fund has experienced significant growth and more than doubled its size since the end of the last calendar year. The Trustees determined that the Fund’s advisory fee did not appear unreasonable in light of the information provided.

With respect to Schroder Emerging Market Equity Fund, the Trustees noted that the contractual advisory fee was in the second quintile when compared to the Fund’s peer group, while the actual advisory fee was in the third quintile (sixth out of eleven funds) compared to its peer group. They also noted that total expenses were in the first quintile for both Investor Shares and Advisor Shares compared to the Fund’s peer group. The Trustees considered that the Fund had experienced first quintile performance for the previous calendar year when compared to the Fund’s peer group, as well as first quintile performance since inception when compared to its peer group. Representatives of SIMNA noted that the Fund has performed well and has also experienced significant growth, resulting in more competitive expense ratios. The Trustees determined that the advisory fee did not appear unreasonable in light of the information provided and the Fund’s historical performance.

For Schroder Global Multi-Cap Equity Fund, the Trustees considered that the Fund’s performance for the last year compared to its peer group was in the fourth quintile, while the performance since inception compared to its peer group was in the second quintile. The Trustees also considered that the Fund’s contractual advisory fee and actual advisory fee were both in the first quintile for its peer group. The Trustees noted that total expenses of the Fund were in the first quintile as compared to its peer group of thirteen funds. The Trustees determined that the advisory fee did not appear unreasonable in light of the information provided.

The Trustees noted that the advisory fees or the advisory and administrative fees charged by SIMNA to the Existing Funds generally appeared reasonable compared to those paid by other clients of SIMNA. With respect to Schroder U.S. Opportunities Fund, Schroder

Emerging Market Equity Fund, Schroder International Alpha Fund and Schroder Global Multi-Cap Equity Fund, they noted that SIMNA generally charges lower fees to third-party mutual funds for which SIMNA serves as sub-advisor. Representatives of SIMNA reviewed with the Trustees the reasons for the differences between the fees charged to Schroder U.S. Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund and Schroder Global Multi-Cap Equity Fund and to those third- party mutual funds, citing, among other things, the fact that the services and resources required of SIMNA where it sub-advises mutual funds sponsored by others are substantially less than in the case of these Funds, since many of the compliance and regulatory responsibilities related to the management function, among other things, are retained in part by the primary advisor. The Trustees considered that in many cases the fees charged to SIMNA’s separate account clients are lower than those charged to the Existing Funds. Representatives of SIMNA stated that this is primarily due to the fact that the compliance, legal, and administrative burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients and that management of public mutual funds generally subjects SIMNA and SIMNA Ltd. to increased regulatory and enterprise risk. Representatives of SIMNA also reported that the Existing Funds require the resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not necessarily the case for separate account clients.

Representatives of SIMNA reviewed, and the Trustees considered, the profitability analysis with respect to each of the Existing Funds for the years ended December 31, 2012 and December 31, 2011, noting that profitability improved in 2012 as compared to 2011 as assets have grown. The Trustees considered SIMNA’s estimated profitability with respect to the New Fund, noting that SIMNA had agreed to limit total expenses of the Fund, and the resources required to service the Fund. The Trustees concluded that the profitability of the Existing Funds to the Schroders organization did not appear unreasonable in light of services rendered, the Existing Funds’ performance records, and SIMNA’s investment of resources in the Existing Funds and that the estimated profitability of the New Fund similarly did not appear unreasonable.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. They concluded that, in light of the current sizes and expected growth rates of the Existing Funds, it did not appear necessary at this point for new breakpoints to be implemented, although they would continue to consider the matter in the future as the Funds grow. In addition, representatives of SIMNA noted that most of the Existing Funds were relatively small and, in its view, most of the Funds were competitively priced, and that SIMNA believed that where it is recognizing profit from a product, the level of profitability is not excessive. The Trustees also considered that the New Fund had not yet begun operations and that it was not necessary to implement new breakpoints at this time, although they would consider the matter in the future as the New Fund grows.

With respect to the New Fund, the Trustees considered the overall nature, extent and quality of the overall services to be provided by SIMNA and the services to be provided by SIMNA Ltd., as sub-advisor to the New Fund pursuant to the subadvisory agreement between SIMNA and SIMNA Ltd. (the “New Subadvisory Agreement” and together with the Existing Subadvisory Agreements, the “Subadvisory Agreements”). They considered SIMNA’s and SIMNA Ltd.’s specific responsibilities in all aspects of day-to-day management of the New Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the New Fund and the time and attention that personnel will need to devote to the New Fund. In this regard, the Trustees considered among other things information presented to them in respect of the New Fund specifically and information presented to them generally in respect of the Schroder mutual funds, including the annual continuation of the Existing Funds’ contractual arrangements. The Trustees concluded that SIMNA and SIMNA Ltd. had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties to the New Fund and that the nature, overall quality and extent of the management services to be provided appeared satisfactory.

The Trustees considered that, as compared to the advisory fees for peer emerging market equity funds, the proposed advisory fee for the New Fund was either below or equal to the median of peer advisory fees, both gross and net of expense reimbursements. The Trustees considered that SIMNA has agreed to limit the total expense ratio of the Fund until February 28, 2015. The Trustees also considered information regarding the fees charged by SIMNA to provide similar investment strategies to other clients. They noted that the advisory fees to be paid to SIMNA by the New Fund were in line with the fees charged by SIMNA to other private clients, although they noted that the fees charged to those other clients generally included a number of breakpoints. Representatives of SIMNA stated that, since the Fund is new fund and its fees are generally in line with those of its peers, SIMNA believed that it was not necessary to consider approaches to sharing economies of scale, including breakpoints, at this time. Representatives of SIMNA noted that fees for separate account arrangements and private funds are typically lower than the fees paid by public mutual funds using similar strategies, reflecting the greater complexity and risk involved in managing public mutual funds. Representatives of SIMNA noted that fees for offshore accounts are comparable, and in some cases higher than, that proposed for the New Fund. The Trustees determined that the Fund’s proposed advisory fee did not appear unreasonable in light of the information provided.

After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds, SIMNA or SIMNA Ltd., unanimously voted to approve (i) the continuation of the Advisory Agreements in respect of each of the Existing Funds, including the advisory fees proposed in connection with that continuation and (ii) the Advisory Agreements of the New Fund, including the advisory fees proposed in connection with that approval.

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•             Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•             Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,113.20	0.30%	$1.60
Advisor Shares	1,000.00	1,111.00	0.65	3.46
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.69	0.30%	$1.53
Advisor Shares	1,000.00	1,021.93	0.65	3.31
Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,165.50	1.22%	$6.66
Advisor Shares	1,000.00	1,163.60	1.57	8.56
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.06	1.22	$6.21
Advisor Shares	1,000.00	1,017.29	1.57	7.98

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,157.10	1.03%	$5.60
Advisor Shares	1,000.00	1,156.00	1.28	6.96
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.01	1.03%	$5.24
Advisor Shares	1,000.00	1,018.75	1.28	6.51
Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,014.70	1.24%	$6.30
Advisor Shares	1,000.00	1,014.10	1.49	7.56
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.95	1.24	$6.31
Advisor Shares	1,000.00	1,017.69	1.49	7.58
Schroder Emerging Markets Multi-Cap Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,142.80	1.25%	$4.66	**
Advisor Shares	1,000.00	1,141.10	1.50	5.59	**
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.90	1.25	$6.36
Advisor Shares	1,000.00	1,017.64	1.50	7.63
Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00	$1,091.60	0.95%	$5.01
Advisor Shares	1,000.00	1,090.00	1.20	6.32
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.42	0.95	$4.84
Advisor Shares	1,000.00	1,019.16	1.20	6.11
Schroder International Multi-Cap Value Fund
Actual Expenses
Investor Shares	$1,000.00	$1,092.00	0.95%	$5.01
Advisor Shares	1,000.00	1,091.30	1.30	6.85
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.42	0.95	$4.84
Advisor Shares	1,000.00	1,018.65	1.30	6.61
Schroder Global Multi-Cap Equity Fund
Actual Expenses
Institutional Class Shares	$1,000.00	$1,102.10	0.70%	$3.71
Institutional Service Class Shares	1,000.00	1,100.40	0.80	4.24
Hypothetical Example for Comparison Purposes
Institutional Class Shares	$1,000.00	$1,021.68	0.70	$3.57
Institutional Service Class Shares	1,000.00	1,021.17	0.80	4.08

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 127/365.

Trustees and Officers (unaudited)

Additional information regarding the Trustees is included in the Funds’ Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Series In Fund Complex Overseen by Board Member (a)	Other Directorships Held by Board Member
Trustees

Catherine A. Mazza†, 53 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman (All Trusts)	Indefinite Since 2003 (SGST) Since 2006 (SCFD and SST)	Trustee and Chairman of each Trust; Institutional Relationship Director, SIMNA; Member of the Board of Managers, Schroder Fund Advisors LLC. Formerly, President and Chief Executive Officer, SCFD and SST; Senior Vice President, SIMNA.	13	None

Jay S. Calhoun*, 58 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2010	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	13	None

Margaret M. Cannella*, 61 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2010	Adjunct professor, Columbia Business School. Formerly, Managing Director, JP Morgan Securities Inc.; Head, Credit Research, JP Morgan Securities Inc.; and Head, Equity Research, JP Morgan Securities Inc.	13	Wilshire Mutual Funds, Inc. (15 funds) and Wilshire Variable Insurance Trust, Inc. (9 funds)

Mark D. Gersten*, 63 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2012	Senior Vice President — Global Fund Administration, Mutual and Alternative Funds, AllianceBernstein L.P. (investment management).	13	Two Roads Share Trust (4 funds)

*            Also serves as a member of the Audit Committee for each Trust on which they serve. Mr. Gersten is the Chairman of the Audit Committee.

†            Trustee deemed to be an “interested person” of the Trusts as defined in the Investment Company Act — is referred to as an “Interested Trustee.” Ms. Mazza is an Interested Trustee due to her status as an officer and employee of SIMNA, the Trust’s investment advisor and its affiliates.

(a)    The “Fund Complex” includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Mark A. Hemenetz, 57 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since 2004	Chief Operating Officer-Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

Alan M. Mandel, 56 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite Since 1998 (SST and SCFD) Since 2003 (SGST)	Head of Fund Administration, SIMNA; Member of Board of Managers, Schroder Fund Advisors, LLC.

Stephen M. DeTore, 62 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2005	Chief Compliance Officer, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

William Sauer, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Since 2008	Head of Investor Services, SIMNA. Formerly, Vice President, The Bank of New York

Carin Muhlbaum, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998 (SST and SCFD) Vice President since 2003 (SGST)	General Counsel, SIMNA; Secretary and General Counsel, Schroder Fund Advisors LLC; Formerly, Member of Board of Managers, Schroder Fund Advisors LLC.

Abby Ingber, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, SIMNA. Formerly, Senior Counsel, TIAA-CREF; Member of Board of Managers, Schroder Fund Advisors LLC.

Angel Lanier, 52 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2005	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC.

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2013, each Fund has designated the following items with regard to distributions paid during the year.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualifying Interest Income (4)	Qualifying Short-Term Capital Gain (5)

Schroder North American Equity Fund	0.00%	100.00%	100.00%	99.89%	100.00%	0.00%	0.00%	0.00%

Schroder U.S. Opportunities Fund	94.36%	5.64%	100.00%	40.54%	38.70%	0.00%	0.00%	100.00%

Schroder U.S. Small and Mid Cap Opportunities Fund	76.16%	23.84%	100.00%	44.37%	45.57%	0.00%	0.00%	100.00%

Schroder Emerging Market Equity Fund (a)	0.00%	100.00%	100.00%	0.16%	100.00%	0.00%	0.00%	0.00%

Schroder Emerging Markets Multi-Cap Equity Fund (b)	0.00%	100.00%	100.00%	0.00%	16.91%	0.00%	0.00%	0.00%

Schroder International Alpha Fund (c)	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%

Schroder International Multi-Cap Value Fund (d)	0.00%	100.00%	100.00%	0.06%	55.64%	0.00%	0.00%	0.00%

Schroder Global Multi-Cap Equity Fund (e)	0.00%	100.00%	100.00%	25.00%	68.56%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(a) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2013, the total amount of foreign source gross income is $21,746,749. The total amount of foreign tax to be paid is $2,316,164. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2013, the total amount of foreign source gross income is $311,795. The total amount of foreign tax to be paid is $38,228. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(c) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2013, the total amount of foreign source gross income is $4,046,920. The total amount of foreign tax to be paid is $282,270. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(d) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2013, the total amount of foreign source gross income is $3,914,085. The total amount of foreign tax to be paid is $312,868. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(e) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2013, the total amount of foreign source gross income is $2,666,573. The total amount of foreign tax to be paid is $203,565. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

On December 11, 2013, the following Funds made per share short-term and long-term capital gain distributions to the shareholders of record as of December 10, 2013:

	Short-Term Capital Gains	Long-Term Capital Gains
Schroder North American Equity Fund
Investor Shares	$—	$—
Advisor Shares	—	—
Schroder U.S. Opportunities Fund
Investor Shares	0.9406	3.7007
Advisor Shares	0.9406	3.7007
Schroder U.S. Small and Mid Cap Opportunities Fund
Investor Shares	0.6793	2.4197
Advisor Shares	0.6793	2.4197
Schroder Emerging Market Equity Fund
Investor Shares	—	—
Advisor Shares	—	—
Schroder Emerging Markets Multi-Cap Equity Fund
Investor Shares	0.3280	—
Advisor Shares	0.3280	—
Schroder International Alpha Fund
Investor Shares	—	0.0967
Advisor Shares	—	0.0967
Schroder International Multi-Cap Value Fund
Investor Shares	0.3273	0.1749
Advisor Shares	0.3273	0.1749
Schroder Global Multi-Cap Equity Fund
Institutional Shares	0.2781	0.2830
Institutional Service Shares	0.2781	0.2830

Notes

Notes

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and income

•      account balances and account transactions

•      assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

	Does Schroders	Can you limit this
Reasons we can share your personal information	share?	sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•                  open an account and provide account information

•                  give us your contact information

•                  show your driver’s license or government issued ID

•                  enter into an investment advisory contract

•                  make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•                  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•                  affiliates from using your information to market to you

•                  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•                  Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•                  Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc.
875 Third Avenue, 22nd Floor
New York, NY

Trustees	Catherine A. Mazza (Chairman)
Jay S. Calhoun
Margaret M. Cannella
Mark D. Gersten

Distributor	Schroder Fund Advisors LLC
875 Third Avenue, 22nd Floor
New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

Schroder Capital Funds (Delaware) Schroder Series Trust
Schroder Global Series Trust
P.O. Box 55260
Boston, MA 02205-5260
(800) 464-3108

56474

Item 2.         Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.         Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial expert is Mark Gersten.  Mr. Gersten is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.         Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2013					2012
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$62,862		N/A	$40,000		$60,351		N/A	$39,800
(b)	Audit-Related Fees	$0		$0	$0		$0		$0	$0
(c)	Tax Fees	$9,207	(1)	$0	$390,500	(2)	$8,982	(1)	$0	$507,550	(2)
(d)	All Other Fees	$0		$0	$0		$0		$0	$0

Notes:

(1)         Tax return preparation fees.

(2)         Tax compliance services provided to service affiliates of the Funds.

(e)(1)                   The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2)                   Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	n/a	n/a
Tax Fees	0%	0%
All Other Fees	n/a	n/a

(f)                                   Not applicable.

(g)                                  The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP to the Funds, SIMNA and any entity controlling, controlled by or under common control with SIMNA that provides services to the Funds for the last two fiscal years were $399,707 and $516,532 for 2013 and 2012, respectively.

(h)                                 Not applicable.

Item 5.         Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.         Schedule of Investments

Not applicable.

Item 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.         Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.         Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from August 1, 2013 through October 31, 2013 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Capital Funds (Delaware)

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: January 6, 2014

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Chief Financial Officer
Date: January 6, 2014

*                 Print the name and title of each signing officer under his or her signature.